ANNUAL REPORT

[LOGO OF THE GRIFFIN FUNDS]

September 30, 1998

Table of Contents

Message to Shareholders ...................................................    1
Performance Highlights of the Funds .......................................    2

Schedules of Investments and Management Discussions

The Griffin Money Market Fund .............................................    3
The Griffin Tax-Free Money Market Fund ....................................    4
The Griffin Short-Term Bond Fund ..........................................    6
The Griffin U.S. Government Income Fund ...................................   10
The Griffin Bond Fund .....................................................   13
The Griffin Municipal Bond Fund ...........................................   18
The Griffin California Tax-Free Fund ......................................   23
The Griffin Growth & Income Fund ..........................................   27
The Griffin Growth Fund ...................................................   31

Financial Statements

Statements of Assets and Liabilities ......................................   37
Statements of Operations ..................................................   39
Statements of Changes in Net Assets .......................................   41
Financial Highlights ......................................................   43
Notes to Financial Statements .............................................   48
Report of Independent Auditors.............................................   55

Special Message to Shareholders............................................   56



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, HOME SAVINGS OF AMERICA, FSB ("HOME SAVINGS"), SAVINGS OF AMERICA OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Dear Fellow Shareholder

We are pleased to present the Annual Report for The Griffin Funds, Inc., for the twelve months ended September 30, 1998. In the charts and financial statements that follow this letter, you will find a more detailed summary of the performance of each of The Griffin Funds, as well as a description of the securities held in each of the portfolios. We hope you will find this information useful as you evaluate your investments.

Market Overview

The past twelve months of this reporting period marked the turn from an aging bull market to a long-expected market correction. The market decline began like any other bear market; stocks were priced high and small stocks in particular showed the first signs of weakening. However, this bear market is unique in that it was not triggered by the usual forces-rising inflation and interest rates or an overheated U. S. economy-but rather by deepening world financial problems and the specter of deflation. Investors began to flee to safety, initially in a few blue chip companies and then increasingly to bonds, particularly U.S. Treasuries. What a year it has been for observation and to learn first hand the resonant impact of a global economy. In the United States,the Standard & Poor's 500 Index increased slightly over the past twelve months from 947.28 to 1017.01 However, the line was anything but straight. The index rose from a low of 876.99 on October 27, 1997, peaked at 1186.75 in late July, and then plunged downward again to 957.28 on the last day in August. Most of the strength in the equity market came from a few large capitalization blue chip stocks, with small and middle capitalization stocks fairing poorer. Over the past year, we have seen a number of market shifts. The domestic fixed income market was no exception. The Federal Reserve reduced interest rates a couple of times in the year in an attempt to bolster the U.S. economy's immune system as it slowed due to global economic turbulence. A normal up-sloping, yield curve at the beginning of the period gave way to an inverted yield curve (an inverted yield curve demonstrates that one will receive a higher yield on a shorter maturity Treasury than of a longer one) at the end of September. This was a direct result of a number of macro-factors such as a flight to quality to limit exposure to volatile investments, interest rate declines, and general uncertainty of the health of the U. S. economy. Recently, since U. S. interest rates have been falling rather than rising, there is a good chance that stocks can buoy if the global turmoil subsides soon. This may be what the markets have been experiencing in the last few weeks.

Message

The past twelve months have been an interesting time due to the volatility in the markets, serving as a wake-up call to many. The true nature of the stock market revealed itself after a long and healthy bull market period. Investors had become comfortable in equity investing, almost expecting double-digit annual returns. However, the stock market has a long history of volatility and such long periods of steady gain should be considered the exception, not the rule. If there is a bright picture after weathering this experience, it is a reminder of lessons learned in the past. We believe shareholders of The Griffin Funds have a long-term outlook, with the tenacity to ride through market volatility, sticking to an original plan that was based on informed decision making with a longer time horizon.

Looking to the Future

On October 1, 1998, Washington Mutual, Inc. received approval and finalized the planned merger with H. F. Ahmanson & Company, the parent company of Griffin Financial Investment Advisors. This acquisition, originally announced on March 17, 1998, has created one of the largest financial services companies in the country. The Directors of The Griffin Funds are currently evaluating a proposal from Washington Mutual regarding the marriage of our fund family with the WM Group of Funds.There will be separate communications sent to you regarding this proposal, and you, as a shareholder of The Griffin Funds, will have the opportunity to express your point of view.I want to emphasize that in the months leading up to and since the corporate merger, The Griffin Funds have not strayed from our main objective which is to provide high quality, professional investment management and the highest level of customer service.The Griffin Funds were created 5 years ago to provide a consistent, careful and committed approach for those seeking to invest in the financial markets. We appreciate your selection of The Griffin Funds for your investment needs. We will do our best to preserve your continued confidence and loyalty.

Sincerely,
Willism A. Hawkins
Charman
The Griffin Funds, Inc.
November 16, 1998

Performance Highlights of the Funds

The table below provides yield and total return information for the periods ended September 30, 1998 for The Griffin Funds. The seven day yields of the Money Market Funds refer to the income generated by an investment in a Fund over a seven day period, expressed as an annual percentage rate. The seven day effective yields are calculated similarly but assume that the income earned from a Fund is reinvested in the Fund. The total returns indicate the percentage an investment in a Fund would have changed in value had shares been purchased at the beginning of each period, with all dividends and capital gains being reinvested. The performance information is presented as an average annual return. Certain fees payable by the Funds have been waived (and/or expenses reimbursed) during periods up to and including the year ended September 30, 1998, which have reduced operating expenses for shareholders. Without these reductions, the Funds' yields and returns would have been lower. The table also indicates the average performance of mutual funds with investment objectives that are similar to each of the respective non-Money Market Funds of The Griffin Funds. For each of the non-Money Market Funds, the group average reflects the performance of a universe of mutual funds tracked by Lipper Analytical Services, Inc. The Lipper mutual fund averages do not reflect the imposition of sales charges, but do reflect the reinvestment of all dividends and capital gains, if any. Of course, past performance is not an indicator of future results.

For the Periods Ended September 30, 1998

                                                 Seven Day
                                   Seven Day     Effective
                                      Yield        Yield
                                      -----        -----
Money Market Fund(1)                    4.85%       4.97%

Tax-Free Money Market Fund(1)           3.02%       2.85%


                                                                             Total Return
                                                                             ------------
                                                                   Class A                      Class B
                                                         --------------------------  ------------------------
                                                                           Since                       Since
                                                        Past Six   Past  Inception  Past Six  Past   Inception
                                                         Months    Year (10/19/93)  Months    Year   (11/1/94)
                                                         ------    ----  ----------  ------   ----   ---------

U.S. Government Income Fund .......................       7.29%    12.20%   7.12%    6.99%   11.35%    9.13%
U.S. Government Income Fund (incl. sales charge)(2)       2.46%    7.15%    6.13%    1.99%    6.35%    8.53%
Lipper General U.S. Govt. Average (190 funds) .....       6.99%    11.64%   n/a      6.99%   11.64%    n/a

Bond Fund .........................................       5.94%    10.50%   6.01%    5.54%    9.67%   8.74%
Bond Fund (incl. sales charge)(2) .................       1.17%    5.53%    5.02%    0.54%    4.67%   8.14%
Lipper Corporate Debt A Rated Average (155 funds) .       6.00%    10.39%   n/a      6.00%    10.39%  n/a

California Tax-Free Fund ..........................       4.92%    8.37%    5.13%    4.40%    7.55%   8.52%
California Tax-Free Fund (incl. sales charge)(2) ..       0.20%    3.49%    4.16%   -0.60%    2.55%   7.91%
Lipper CA Municipal Debt Average (107 funds) ......       4.83%    8.70%    n/a      4.83%    8.70%   n/a

Municipal Bond Fund ...............................       4.54%    8.13%    5.19%    4.15%    7.36%   8.23%
Municipal Bond Fund (incl. sales charge)(2) .......      -0.16%    3.26%    4.21%   -0.85%    2.36%   7.62%
Lipper General Municipal Debt Average (246 funds) .       4.29%    8.20%    n/a      4.29%    8.20%   n/a

Growth &  Income Fund .............................      -16.23%  -8.32%   15.57%   -16.54%  -8.94%  18.02%
Growth &  Income Fund (incl. sales charge)(2) .....      -20.00%  -12.44%  14.50%   -21.54% -13.94%  17.54%
Lipper Growth & Income Average (828funds) ........       -14.04%  -1.08%   n/a      -14.04%  -1.08%  n/a


                                                                   Class A                      Class B
                                                         --------------------------  ------------------------
                                                                           Since                       Since
                                                        Past Six   Past  Inception  Past Six  Past   Inception
                                                         Months    Year  (6/12/95)   Months   Year   (6/12/95)
                                                         ------    ----  ----------  ------   ----   ---------

Short-Term Bond Fund ...............................       5.25%    8.46%    6.80%    4.85%    7.69%   6.27%
Short-Term Bond Fund (incl. sales charge)(3) .......       1.57%    4.66%    5.66%    0.85%    3.69%   6.01%
Lipper S.I. Investment Grade Debt Average (98 funds)       4.68%    8.04%    n/a      4.68%    8.04%   n/a

Growth Fund ........................................      -19.76%  -11.71%  12.64%   -20.07%  -12.36% 12.04%
Growth Fund (incl. sales charge)(4).................      -23.37%  -15.68%  11.08%   -25.07%  -17.36% 11.34%
Lipper Mid Cap Equity Average (353 funds)...........      -19.75%  -11.95%  n/a      -19.75%  -11.95%  n/a

(1) Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government. There can be no assurance that either of the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.

(2) The deduction of the maximum initial sales charge with respect to Class A shares (4.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (5% with respect to the total return data presented for the six month and one year periods ended September 30, 1998, and 3% with respect to the total return data presented for the period from inception of the Class on November 1, 1994 to September 30, 1998) has been factored into these calculations.

(3) The deduction of the maximum initial sales charge with respect to Class A shares (3.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (4% with respect to the total return data presented for the six month and one year periods ended September 30, 1998, and 2% with respect to the total return data presented for the period from inception of the Class on June 12, 1995 to September 30, 1998) has been factored into these calculations.
(4) The deduction of the maximum initial sales charge with respect to Class A shares (4.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (5% with respect to the total return data presented for the six month and one year periods ended September 30,1998) has been factored into these calculations.
                                 See acconpanying notes to financial statements.

Schedule of Investments
Griffin Money Market Fund
September 30, 1998

[PIE CHART APPEARS HERE]
Certificates of Deposit                                              13%
Commercial Paper                                                     59%
Corporate Notes                                                      10%
U.S. Government Agency Notes                                         18%

Investment Categories Reflect Percentages of Investments in Securities

                                                                Principal        Market
Name of Issuer                                                    Amount        Value (a)
------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Certificates of Deposit (13.5%):
          Financial Services (13.5%):
               Dresdner Bank, 5.51%, 01/15/99............      $7,000,000    $6,999,219
               Morgan  Guaranty  Trust, 5.71%, 01/08/99..       5,000,000     4,999,485
               Swiss  Bank Corporation, 5.69%, 01/07/99..      11,000,000    10,999,151
               Toronto Dominion Bank of New York,
                    5.64%, 07/14/99......................       9,000,000     9,026,837
                                                                            ------------
Total Certificates of Deposit (cost: $32,024,692)........                    32,024,692
                                                                            ------------
Commercial Paper (59.2%):
          Financial Services (50.4%):
               Abbey National, 5.50%, 10/14/98 (b).......      10,000,000     9,980,139
               ABN Amro Finance, 5.50%, 10/13/98 (b).....      11,000,000    10,979,852
               American Express Credit, 5.49%, 10/26/98 (b)    11,000,000    11,000,000
               American General Finance Corporation,
                    5.55%, 10/22/98 (b)..................      11,000,000    11,000,000
               Chevron Oil Finance, 5.39%, 11/05/98 (b)..      11,000,000    11,000,000
               Ford Motor Credit, 5.56%, 10/13/98 (b)....      11,000,000    11,000,000
               General Electric Capital Corporation,
                    5.48%, 12/02/98 (b)..................      11,000,000    11,000,000
               General Motors Acceptance Corporation,
                    5.01%, 12/28/98 (b)..................      11,000,000    11,000,000
               International Lease Finance,
                    5.49%, 11/05/98 (b)..................      11,000,000    10,941,288
               Merrill Lynch, 5.50%, 01/15/99 (b)........      11,000,000    10,821,861
               UBS Finance, 5.50%, 10/06/98 (b...........      11,000,000    10,991,600
                                                                           ------------
                                                                            119,714,740
                                                                           ------------
          Industrial Conglomerate (4.2%):
               Shell Oil Company, 5.45%, 10/16/98........      10,000,000     9,977,292
                                                                           ------------
          Manufacturing (4.6%):
               Dupont E.I. Nemour, 5.49%, 10/22/98.......      11,000,000    10,964,773
                                                                           ------------
Total Commercial Paper (cost: $140,656,805)..............                   140,656,805
                                                                           ------------
Medium-Term Notes (9.6%):
          Financial Services (9.6%):
               Associates Corporation Note,
                   6.68%, 09/17/99.......................      $8,650,000    $8,765,041
               CIT Group Holdings, 6.10%, 08/09/99.......       9,000,000     9,064,084
               Norwest Corporation, 6.00%, 10/13/98......       5,000,000     5,000,231
                                                                           ------------
Total Medium-Term Notes
         (cost: $22,829,356).............................                    22,829,356
                                                                           ------------
U.S. Government And Agency Securities (17.7%):
          Federal Home Loan Mortgage Corporation (17.7%):
               Federal Home Loan Mortgage Corporation,
                    5.41%, 10/14/98......................      20,000,000    19,960,928
               Federal National Mortgage Association,
                    5.00%, 10/01/98......................      11,100,000    11,100,000
               Federal National Mortgage Association,
                    5.41%, 10/16/98......................      11,000,000    10,975,227
                                                                           ------------
Total U.S. Government And Agency Securities
          (cost: $42,036,155)............................                    42,036,155
                                                                           ------------
Repurchase Agreements (0.0%):
           State Street Bank & Trust Co., Master
               Repurchase Agreement, 4.00%, dated
               9/30/98 due 10/1/98, Collateralized
               by U.S. Government Securities
               (delivery value $43,933)..................         43,927         43,927
                                                                           ------------
Total Repurchase Agreements (cost: $43,927)..............                        43,927
                                                                           ------------
Total Investments in Securities
          (cost: $237,590,935)(c)(100.0%)................                   237,590,935
Other Assets Less Liabilities (0.0%)                                             (1,158)
                                                                           ------------
Net Assets (100.0%)......................................                  $237,589,777
                                                                           ============

Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Rate  represents  annualized  yield to maturity at September 30, 1998.
(c)  Cost is the same for federal income tax purposes.

Schedule of Investments
Griffin Tax-Free Money Market Fund
September 30, 1998

[PIE CHART APPEARS HERE]
Variable Rate Demand Notes                                           55%
Commercial Paper                                                      4%
Revenue Bonds                                                        11%
General Obligations                                                  19%
Notes                                                                11%

Investment Categories Reflect Percentages of Investments in Securities

                                                                       Principal      Market
Name of Issuer                                                           Amount      Value (a)
----------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Municipal Short-Term Securities (99.8%)
        California (3.5%)
                Santa Clara Tax & Revenue Anticipation Notes,
                        4.75%, 10/01/98...................         $800,000    $800,000
                                                                              ---------
        Georgia (7.5%)
                De Kalb County, Georgia School District,
                        Series A, 4.25%, 07/01/99.........        1,000,000   1,004,729
                MEAG Electric Authority Revenue,
                        3.45%, 10/01/98 (b)...............          700,000     700,000
                                                                              ---------
                                                                              1,704,729
                                                                              ---------
        Illinois (3.5%)
                Illinois Development Financing Authority
                        Revenue, 3.65%, 10/01/98 (b).....           800,000     800,000
                                                                              ---------
        Indiana (2.6%)
                Indiana Health Facility Financing Authority
                        Hospital Revenue Bond, 3.55%, 10/01/98      600,000     600,000
                                                                              ---------
        Louisiana (12.7%)
                Ascension Parish, Louisiana Pollution
                        Control Revenue, Shell Oil,
                        3.45%, 10/01/98 (b)..............         1,000,000   1,000,000
                Calcasieu Parish, Louisiana Industrial
                        Development Board Pollution Control Revenue,
                        3.65%, 10/01/98 (b)..............           500,000     500,000
                Louisiana Public Facilities Authority Revenue,
                        Multi-Family Housing, Emberwood Project,
                        3.55%, 10/01/98 (b)..............         1,000,000   1,000,000
                South Louisiana Port Community Marine
                        Terminal Facilities Revenue,
                        3.50%, 10/01/98 (b)..............           400,000     400,000
                                                                             ----------
                                                                              2,900,000
                                                                             ----------
Maryland (4.4%)
                Maryland State General Obligation,
                        5.90%, 03/15/99..................        $1,000,000  $1,010,158
                                                                             ----------
        Michigan (13.2%)
                Charter County of Wayne, Michigan, Detroit
                        Metropolitan Wayne County Airport Revenue,
                        3.55%, 10/01/98 (b)..............         1,000,000   1,000,000
                Michigan Municipal Bond Authority Revenue,
                        Local Government Loan Program,
                        6.10%, 05/15/99..................         1,000,000   1,015,021
                Michigan State Housing Development
                        Authority, Limited Obligation Revenue,
                        3.60%, 10/01/98 (b)..............         1,000,000   1,000,000
                                                                             ----------
                                                                              3,015,021
                                                                             ----------
        Missouri (3.9%)
                Kansas City, Missouri Industrial Development
                        Authority, Hospital Revenue Bond, Baptist
                        Health System, Series A, 3.95%, 10/01/98    500,000     500,000
                Missouri Higher Education Loan Authority
                        Student Loan Revenue, Series B,
                        3.65%, 10/01/98 (b)...............          400,000     400,000
                                                                               --------
                                                                                900,000
                                                                               --------
        New York (7.9%)
                Nassau County, New York Revenue Anticipation
                        Notes, Series A, 4.00%, 03/10/99..        1,300,000   1,301,102
                New York Municipal Assistance Corporation,
                        3.30%, 10/01/98 (b)...............          500,000     500,000
                                                                             ----------
                                                                              1,801,102
                                                                             ----------

        Oregon (4.4%)
                Oregon State Department of Transportation
                        Revenue, Regional Light Rail Fund - Westside
                        Project, 5.38%, 06/01/99.........         1,000,000   1,010,836
                                                                             ----------
        Pennsylvania (4.4%)
                Delaware Valley, Pennsylvania Regional
                         Finance Authority Revenue,
                        3.50%, 10/01/98 (b)..............           500,000     500,000
                        3.50%, 10/01/98 (b)..............           500,000     500,000
                                                                              ---------
                                                                              1,000,000
                                                                              ---------
Rhode Island (4.4%)
                Rhode Island State Student Loan Authority,
                Student Loan Revenue, Series 3,
                3.65%, 10/01/98 (b)......................         1,000,000   1,000,000
                                                                             ----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Tax-Free Money Market Fund (Continued)
September 30, 1998

                                                                       Principal      Market
Name of Issuer                                                           Amount      Value (a)
----------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

        Tennessee (4.4%)
                Chattanooga - Hamilton County, Tennessee
                        Hospital Authority Revenue,
                        4.20%, 10/01/98 (b)..............        $1,000,000       $1,000,000
                                                                                ------------
        Texas (4.4%)
                Austin, Texas Travis & Williamson Counties
                        Combined Utility System,
                        4.20%, 10/07/98..................          1,000,000       1,000,000
                                                                                ------------
        Virginia (8.9%)
                King George County, Virginia Industrial
                        Development Authority Exempt Facility
                        Revenue, Birchwood Power Partners,
                        4.25%, 10/01/98 (b)..............          1,000,000       1,000,000
                Newport News, Virginia General Obligation,
                        6.88%, 12/01/98..................          1,000,000       1,030,282
                                                                                ------------
                                                                                   2,030,282
                                                                                ------------

        Washington (2.2%)
                Seattle, Washington General Obligation,
                        4.50%, 03/01/99..................            500,000         501,808
                                                                                ------------
        West Virginia (3.1%)
                Marion County, West Virginia Solid Waste
                        Disposal Facilities Revenue,
                        3.70%, 10/01/98 (b)..............            700,000         700,000
                                                                                ------------
        Wisconsin (4.4%)
                Milwaukee County, Wisconsin, Series A,
                        5.10%, 09/01/99..................         $1,000,000      $1,012,889

Total Municipal Short-Term Securities
        (cost: $22,786,825)..............................                         22,786,825
                                                                                ------------



Other Short-Term Securities (0.2%)
        Seven Seas Tax Free Money Market Fund,
                3.30%, 10/01/98..........................            42,574          42,574
                                                                                -----------
Total Other Short-Term Securities (cost: $42,574)........                            42,574
                                                                                -----------
Total Investments in Securities
        (cost: $22,829,399)(c)(99.2%)....................                        22,829,399
Other Assets Less Liabilities (0.8%).....................                           248,823
                                                                                -----------
Net Assets (100.0%)......................................                       $23,078,222
                                                                                ===========

Notes to Schedule of Investments

(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) These variable rate securities have maturities greater than one year, but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(c)  Cost is the same for federal income tax purposes.

                                 See accompanying notes to financial statements.

Management Discussion


Griffin Short-Term Bond Fund
Portfolio Manager: Edmund M. Notzon, III
T. Rowe Price Associates, Inc.

What were some of the significant market factors that affected performance?

The Short-Term Bond Fund was most affected by the significant reduction in interest rates. During the third quarter of 1998, the Fund was also affected by the widening of corporate spreads. In simple terms, a corporate spread is the difference between the current bid and the current asking price of individual corporate bonds.

What were some of the strategies  and techniques  implemented during the year?

A common strategy was implemented throughout the year in the Short-Term Bond Fund. The technique saw the portfolio reduce its exposure to mortgages. The Fund also continued to make primary purchases of corporate bonds. However, the corporate bonds selected were issued by companies that have historically proven resilient during recessions.

What themes can be seen in the current  portfolio.(industry weightings) and why?

The main theme of the Short-Term Bond Fund is to maintain a similar weighting to its benchmark. However, there is a slight overweighting in two sectors. The overweighted sectors are U.S. Government agencies and corporate bonds. This is seen when the Fund's portfolio is compared to the benchmark.

What individual security holdings changed significantly during the year?

Significant purchases were seen in a variety of sectors during the past year. Some examples of securities added to the portfolio include Fairfax Financial Holdings, Northern Trust Company, Tyson Foods, Inc., Hertz Corporation, and Union Pacific Company.

What  is  the  strategy  for  the  next  six  to  twelve months?

During the next six to twelve months, the Short-Term Bond Fund will look to stay fairly neutral. This is a direct result of current and future interest rate sensitivity. If interest rates appear to bottom out during this time frame, the Fund will gradually increase its exposure to mortgage-backed securities.

Griffin Short-Term Bond Fund

The two charts below show the performance of both classes of shares of the Griffin Short-Term Bond Fund compared with the Merrill Lynch Govt./Corp. 1-4.99 Year Index and the Lipper Short-Intermediate Investment Grade Funds Average. If you had invested $10,000 in Class A shares of the Griffin Short-Term Bond Fund when the Fund commenced operations on June 12, 1995, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1998. If you had invested $10,000 in Class B of the Fund when they were first offered on June 12, 1995, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1998 (assuming a complete redemption on that date). The Merrill Lynch Government/Corporate 1-4.99 Year Index is an unmanaged index of debt obligations with maturities ranging from one to five years. The Lipper Short-Intermediate Investment Grade Average is based on a universe of approximately 99 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Short-Term Bond Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 3.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 1% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

THE GRIFFIN SHORT-TERM BOND FUND CLASS A
{CHART APPEARS HERE}

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 3.5% sales charge)

One year......................................................4.66%
Since Inception...............................................5.66%

Value of $10,000 Invested

Griffin Short-Term        Merrill Lynch Govt.       Lipper Short-Intermediate
Bond Fund             Corp. 1 - 4.99 yrs. Index      Investment Grade Funds
           Dollar                  Dollar                        Dollar
  Months   Value           Months  Value                Months    Value
 -------  ------          -------  ------              --------  --------

Initial     $9,650       Initial    $10,000           Initial    $10,000
Jun         $9,722       Jun        $10,065           Jun        $10,000
Sep         $9,873       Sep        $10,218           Sep        $10,164
Dec 95     $10,150       Dec 95     $10,522           Dec 95     $10,464
Mar        $10,123       Mar        $10,513           Mar        $10,420
Jun        $10,197       Jun        $10,600           Jun        $10,492
Sep        $10,350       Sep        $10,780           Sep        $10,672
Dec 96     $10,558       Dec 96     $11,008           Dec 96     $10,909
Mar        $10,577       Mar        $11,050           Mar        $10,917
Jun        $10,822       Jun        $11,325           Jun        $11,192
Sep        $11,060       Sep        $11,582           Sep        $11,451
Dec 97     $11,245       Dec 97     $11,795           Dec 97     $11,636
Mar        $11,396       Mar        $11,977           Mar        $11,807
Jun        $11,558       Jun        $12,178           Jun        $11,993
Sep        $11,995       Sep        $12,632           Sep        $12,361

SHORT-TERM BOND FUND CLASS B

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 4.0% for the one year and 2.0% for the since inception period)

One year.......................................................3.69%
Since Inception................................................6.01%

VALUE OF $10,000 INVESTED

Griffin Short-Term        Merrill Lynch Govt.       Lipper Short-Intermediate
Bond Fund             Corp. 1 - 4.99 yrs. Index      Investment Grade Funds
          Dollar                  Dollar                        Dollar
  Months   Value           Months  Value                Months    Value
 -------  ------          -------  ------              --------  --------
Initial  $10,000      Initial      $10,000            Initial    $10,000
Jun      $10,079      Jun          $10,065            Jun        $10,000
Sep      $10,251      Sep          $10,218            Sep        $10,164
Dec 95   $10,525      Dec 95       $10,522            Dec 95     $10,464
Mar      $10,474      Mar          $10,513            Mar        $10,420
Jun      $10,537      Jun          $10,600            Jun        $10,492
Sep      $10,691      Sep          $10,780            Sep        $10,672
Dec 96   $10,883      Dec 96       $11,008            Dec 96     $10,909
Mar      $10,899      Mar          $11,050            Mar        $10,917
Jun      $11,138      Jun          $11,325            Jun        $11,192
Sep      $11,155      Sep          $11,582            Sep        $11,451
Dec 97   $11,326      Dec 97       $11,795            Dec 97     $11,636
Mar      $11,457      Mar          $11,977            Mar        $11,807
Jun      $11,609      Jun          $12,178            Jun        $11,993
Sep      $11,713      Sep          $12,632            Sep        $12,361

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin Short-Term Bond Fund
September 30, 1998

[PIE CHART APPEARS HERE]
U.S. Government Agency Securities                                    25%
U.S. Treasury Notes & Bonds                                          43%
Corporate Bonds                                                      32%

Investment Categories Reflect Percentages of Investments in Securities

                                                                Principal        Market
Name of Issuer                                                    Amount        Value (a)
------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Corporate Bonds (32.3%)
        Banking (2.2%)
                Bankers Trust - New York, 9.50%, 06/14/00.      $470,000        $502,313
                First Chicago, 9.00%, 06/15/99............        30,000          30,788
                MBNA Corporation
                        6.10%, 12/15/00...................       450,000         457,312
                        6.88%, 10/01/99...................       210,000         213,150
                Northern Trust Company, 6.50%, 05/01/03...     1,000,000       1,061,250
                                                                              ----------
                                                                               2,264,813
                                                                              ----------
        Financial Services (11.4%)
                Associates Corporation, N.A.
                        6.00%, 03/15/0....................       250,000         253,750
                        6.75%, 10/15/99...................        16,000          16,275
                Bear Stearns Company Inc.,
                        6.20%, 03/30/03...................     1,000,000       1,028,750
                CIT Group Holdings, 6.38%, 11/15/02.......     1,000,000       1,047,500
                Donaldson Lufkin & Jennrette,
                        6.38%, 05/26/00...................     1,000,000       1,020,000
                Fairfax Financial Holdings,
                        7.75%, 12/15/03...................     1,000,000       1,082,500
                Finova Capital Corporation,
                        6.28%, 11/01/99...................     1,000,000       1,010,750
                General Motors Acceptance Corporation
                        5.63%, 02/15/01...................       200,000         202,750
                        6.88%, 07/15/01...................       300,000         314,250
                        7.75%, 01/15/99...................       500,000         503,575
                Golden West Financial, 10.25%, 12/01/00          255,000         281,138
                Heller Financial, 9.13%, 08/01/99.........       100,000         103,098
                Lehman Brothers Holdings Corporation
                        6.13%, 02/01/01...................     1,000,000       1,001,250
                        8.88%, 11/01/98...................       150,000         150,377
                Paine Webber Group, 9.25%, 12/15/01.......       717,000         802,144
                PDVSA Finance, 6.45%, 02/15/04............     1,200,000       1,135,500
                Penske Truck Leasing, 6.65%, 11/01/00.....       750,000         776,250
                Salomon Smith Barney Holdings,
                        6.13%, 01/15/03...................     1,000,000       1,018,750
                                                                              ----------
                                                                              11,748,607
                                                                              ----------

        Food Products (1.0%)
                Tyson Foods Incorporated,
                       6.00%, 01/15/03....................    $1,000,000     $1,031,250
                                                                             ----------
        Industrial Conglomerate (11.6%)
                Anheuser Busch Company, 8.75%, 12/01/99...       100,000        103,875
                Boise Cascade Company, 9.90%, 03/15/00....       603,000        636,165
                Continental Cablevision, 8.50%, 09/15/01..       600,000        653,250
                Cox Communications Incorporated - New,
                        8.55%, 06/01/00...................        40,000         42,200
                Cox Communications Incorporated,
                        6.38%, 06/15/00...................       100,000        102,125
                Dillards Incorporated, 6.43%, 08/01/04....     1,000,000      1,052,500
                Eaton Off Shore, 9.00%, 02/15/01..........       750,000        819,375
                Enron Corporation, 9.13%, 04/01/03........       710,000        821,825
                Hertz Corporation, 7.38%, 06/15/01........     1,000,000      1,053,750
                Ingersoll-Rand, 6.26%, 02/15/01...........     1,000,000      1,031,250
                International Paper Company,
                        9.70%, 03/15/00...................       150,000        159,188
                Lockheed Corporation, 9.38%, 10/15/99.....        71,000         73,840
                Pepsico Incorporated, 7.75%, 10/01/98.....       100,000        100,000
                Philip Morris, 7.50%, 04/01/04............     2,000,000      2,200,000
                Praxair Incorporated, 6.15%, 04/15/03.....     1,000,000      1,028,750
                Sony Corporation, 6.13%, 03/04/03.........     1,000,000      1,026,250
                Texaco Capital Incorporated,
                        9.00%, 12/15/99...................        65,000         67,908
                Union Texas Petroleum, 6.60%, 12/04/02....     1,000,000      1,041,250
                                                                             ----------
                                                                             12,013,501
                                                                             ----------
        Retailing (0.6%)
                Penney J.C. & Company, 6.95%, 04/01/00....       450,000        463,500
                Wal-Mart Stores, 6.75%, 05/15/02..........       100,000        106,125
                                                                              ----------
                                                                                569,625
                                                                             ----------
        Transportation (1.3%)
                Southwest Airlines, 9.40%, 07/01/01.......       150,000        166,125
                Union Pacific Corporation,
                          9.63%, 12/15/02.................     1,000,000      1,153,750
                                                                             ----------
                                                                              1,319,875
                                                                             ----------

        Utilities (4.2%)
                Alabama Power Company, 6.38%, 08/01/99....        30,000         30,263
                Consolidated Natural Gas, 8.75%, 06/01/99.       465,000        474,881
                National Rural Utilities, 6.75%, 09/01/01.       300,000        315,000
                Orange & Rockland Utility, 9.38%, 03/15/00       275,000        291,844
                Philadelphia Electric, 8.00%, 04/01/02....     1,000,000      1,092,500
                Potomac Capital Investment,
                        6.80%, 09/12/01...................     1,000,000      1,035,000
                Public Service Electric & Gas,
                        8.75%, 07/01/99...................     1,000,000      1,023,750
                Southern California Edison,
                        8.25%, 02/01/00...................        60,000         62,550
                                                                             ----------
                                                                              4,325,788
                                                                             ----------

Total Corporate Bonds (cost: $32,346,615).................                   33,273,458
                                                                             ----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Short-Term Bond Fund (Continued)
September 30, 1998

                                                               Principal        Market
Name of Issuer                                                    Amount        Value (a)
------------------------------------------------------------------------------------------

U.S. Government And Agency Securities (67.2%)
        U.S. Treasury Notes (42.7%)
                5.50%, 04/15/00...........................   $1,600,000     $1,624,432
                5.50%, 12/31/00...........................    2,800,000      2,864,988
                5.50%, 02/28/03...........................    1,000,000      1,045,470
                5.75%, 10/31/00...........................    1,100,000      1,129,623
                6.13%, 07/31/00...........................    3,500,000      3,604,230
                6.25%, 04/30/01...........................    6,550,000      6,843,964
                6.63%, 06/30/01...........................    5,650,000      5,971,429
                6.63%, 04/30/02...........................    5,500,000      5,901,115
                6.88%, 03/31/00...........................      550,000        568,871
                7.00%, 04/15/99...........................    1,000,000      1,012,210
                7.13%, 02/29/00...........................      650,000        673,088
                7.50%, 10/31/99...........................      650,000        669,559
                7.50%, 05/15/02...........................    7,050,000      7,773,894
                7.75%, 12/31/99...........................    1,500,000      1,556,835
                7.75%, 01/31/00...........................    1,950,000      2,030,574
                8.50%, 02/15/00...........................      700,000        736,987
                                                                           -----------
                                                                            44,007,269
                                                                           -----------

        U.S. Agency Securities
                Federal Home Loan Bank (6.3%)
                        5.50%, 08/13/01...................    6,000,000      6,133,380
                        5.89%, 07/24/00...................      200,000        204,250
                        5.94%, 06/13/00...................      200,000        204,284
                                                                           -----------
                                                                             6,541,914
                                                                           -----------

        Federal Home Loan Mortgage Corporation (4.8%)
                5.50%, 05/01/01...........................      161,664        161,866
                5.50%, 06/01/01...........................      147,253        147,437
                5.89%, 07/17/03...........................    3,000,000      3,085,890
                6.00%, 04/01/99...........................       92,282         93,262
                6.00%, 06/01/01...........................       76,461         77,273
                6.00%, 06/01/01...........................      319,597        322,991
                6.50%, 12/01/99...........................      257,357        263,065
                6.50%, 05/01/01...........................      296,093        301,088
                7.00%, 09/01/01...........................      218,371        222,395
                7.13%, 07/21/99...........................      175,000        177,798
                7.75%, 11/07/01...........................       50,000         54,317
                                                                            ----------
                                                                             4,907,382
                                                                            ----------

Federal National Mortgage Association (13.4%)
                5.75%, 04/15/03...........................   $5,000,000     $5,201,850
                6.00%, 03/01/05...........................      985,790        995,332
                6.22%, 07/15/02...........................    5,000,000      5,258,750
                7.50%, 02/11/02...........................    1,500,000      1,628,070
                8.25%, 12/18/00...........................      225,000        241,583
                9.05%, 04/10/00...........................      475,000        505,704
                                                                           -----------
                                                                            13,831,289
                                                                           -----------

Total U.S. Government And Agency Securities
        (cost: $67,438,776)...............................                  69,287,854
                                                                           -----------
Short-Term Securities (0.6%)
        Repurchase Agreement
                State Street Bank & Trust Co., Master
                        Repurchase Agreement, 4.00%, dated
                        9/30/98 due 10/1/98, Collateralized by
                        U.S. Government Securities
                        (delivery value $590,959).........       590,894       590,894
                                                                           -----------
Total Short-Term Securities (cost: $590,894)..............                     590,894
                                                                           -----------
Total Investments in Securities
        (cost: $100,376,285)(b)(104.7%)...................                 103,152,206
Other Assets Less Liabilities (-4.7%).....................                  (4,619,304)
                                                                           -----------
Net Assets (100.0%).......................................                 $98,532,902
                                                                           ===========

Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:
     Gross unrealized appreciation.......... $2,841,979
     Gross unrealized depreciation..........    (66,058)
                                             -----------
     Net unrealized appreciation............ $2,775,921
                                             ===========

                                 See accompanying notes to financial statements.

Management Discussion


Griffin U.S. Government Income Fund
Portfolio Managers: Executive Policy Committee
Payden & Rygel Investment Counsel

What were some of the significant market factors that affected performance?

A number of factors affected performance of the U.S. Government Income Fund over the past year. One of the most significant is the general decline of long-term interest rates from 6.4% to 5.0%. Global economic volatility also played a major role, as risk premiums rose across all market segments in response to this phenomenon. As a result, an increase in the prepayment risk within the mortgage market had a significant affect on the Fund's performance.

What were some of the strategies and techniques implemented during the year?

The Fund's exposure to longer maturity Treasury notes was increased over the past year. This placed a greater concentration on well-structured collateralized mortgage obligations (CMO). A CMO is a mortgage-backed, investment-grade bond that separates mortgage pools into different maturity classes. This restructuring allowed the Fund to perform well in the lower interest rate environment.

What themes can be seen in the current portfolio (industry weightings) and why?

The fund consistently took a defensive stance with regard to prepayment risk within the mortgage market. Mortgage pass-throughs owned by the Fund included prepayment penalty bonds and newly issued coupon pass-throughs. A mortgage pass-through is a security consisting of pooled residential mortgage loans in which all payments of principal and interest are passed through to investors each month. Prepayment penalty bonds force consumers to pay a penalty if they opt to refinance their home loan, and coupon pass-throughs offer no incentive to refinance give the current level of interest rates.

What individual security holdings changed significantly during the year?

The Fund started out the year with a higher allocation to premium mortgage coupons (0.8%), which was reduced due to pay-downs. Agency-backed CMOs were increased from 13% to 27% to increase the prepayment protection within the overall portfolio. Short average life CMO floating rate notes were held as an alternative to cash (a floating rate note is a bond whose interest is pegged to a benchmark, such as the Treasury bill rate, and adjusted periodically).

What is the strategy for the next six to twelve months?

The immediate strategy will be to stay liquid within the Treasury and mortgage markets. The Fund may extend durations somewhat to take advantage of a still lower interest rate environment. As the market begins to adjust to lower interest rates and volatility subsides, the Fund's strategy will be to increase its mortgage exposure.

Griffin U.S. Government Income Fund

The two charts below show the performance of both classes of shares of the Griffin U.S. Government Income Fund compared with the Lehman Brothers Government Bond Fund Index and the Lipper General U.S. Government Funds Average. If you had invested $10,000 in Class A shares of the Griffin U.S. Government Income Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1998. If you had invested $10,000 in Class B of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1998 (assuming a complete redemption on that date). The Lehman Brothers Government Bond Index is an unmanaged index of debt obligations issued by the U.S. Treasury and its agencies. The Lipper General U.S. Government Funds Average is based on a universe of approximately 193 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin U.S. Government Income Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

The Griffin U.S. Government Income Fund A
{CHART APPEARS HERE}

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year..................................................... 7.15%
Since Inception...............................................6.13%

Value of $10,000 Invested

Griffin U.S.Government     Lehman Bros. Government      Lipper General U.S. Govt.
    Income Fund                  Bond Index                  Funds Average
         Dollar                     Dollar                          Dollar
  Months   Value                Months  Value             Months    Value
 -------  ------               -------  ------           --------  --------

Initial   $9,550              Initial  $10,000            Initial  $10,000
Dec 93    $9,601              Dec 93    $9,923            Dec 93    $9,929
Mar       $9,316              Mar       $9,624            Mar       $9,608
Jun       $9,289              Jun       $9,513            Jun       $9,445
Sep       $9,375              Sep       $9,554            Sep       $9,451
Dec 94    $9,449              Dec 94    $9,588            Dec 94    $9,475
Mar       $9,874              Mar      $10,039            Mar       $9,908
Jun      $10,389              Jun      $10,662            Jun      $10,473
Sep      $10,594              Sep      $10,850            Sep      $10,659
Dec 95   $11,102              Dec 95   $11,346            Dec 95   $11,129
Mar      $10,775              Mar      $11,089            Mar      $10,830
Jun      $10,822              Jun      $11,141            Jun      $10,834
Sep      $11,019              Sep      $11,330            Sep      $10,998
Dec 96   $11,321              Dec 96   $11,660            Dec 96   $11,313
Mar      $11,248              Mar      $11,566            Mar      $11,199
Jun      $11,634              Jun      $11,967            Jun      $11,592
Sep      $11,969              Sep      $12,368            Sep      $11,960
Dec 97   $12,322              Dec 97   $12,779            Dec 97   $12,320
Mar      $12,517              Mar      $12,972            Mar      $12,479
Jun      $12,790              Jun      $13,314            Jun      $12,766
Sep      $13,430              Sep      $14,051            Sep      $13,350

U.S. GOVERNMENT INCOME FUND CLASS B

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)

One year.......................................................6.35%
Since Inception................................................8.53%

Value of $10,000 Invested

Griffin U.S.Government     Lehman Bros. Government      Lipper General U.S. Govt.
    Income Fund                  Bond Index                  Funds Average
          Dollar                     Dollar                          Dollar
  Months   Value                Months  Value             Months    Value
 -------  ------               -------  ------           --------  --------

Initial   $10,000             Initial  $10,000           Initial    $10,000
Dec 94    $10,114             Dec 94   $10,043           Dec 94     $10,053
Mar       $10,557             Mar      $10,515           Mar        $10,512
Jun       $11,092             Jun      $11,168           Jun        $11,112
Sep       $11,308             Sep      $11,365           Sep        $11,309
Dec 95    $11,823             Dec 95   $11,884           Dec 95     $11,808
Mar       $11,474             Mar      $11,615           Mar        $11,490
Jun       $11,497             Jun      $11,670           Jun        $11,495
Sep       $11,705             Sep      $11,867           Sep        $11,669
Dec 96    $11,996             Dec 96   $12,214           Dec 96     $12,003
Mar       $11,904             Mar      $12,115           Mar        $11,882
Jun       $12,297             Jun      $12,535           Jun        $12,299
Sep       $12,347             Sep      $12,955           Sep        $12,690
Dec 97    $12,688             Dec 97   $13,385           Dec 97     $13,072
Mar       $12,850             Mar      $13,587           Mar        $13,240
Jun       $13,119             Jun      $13,946           Jun        $13,545
Sep       $13,749             Sep      $14,717           Sep        $14,164


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin U.S. Government Income Fund
September 30, 1998

[PIE CHART APPEARS HERE]
U.S. Government Agency Securities                                     6%
U.S. Treasury Notes & Bonds                                          17%
Mortgage-Backed Securities                                           77%

Investment Categories Reflect Percentages of Investments in Securities

                                                                Principal        Market
Name of Issuer                                                    Amount        Value (a)
------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Mortgage-Backed Securities (76.8%):
        Government National Mortgage Association (21.4%):
                6.50%, 09/15/28 (b)........................    $5,000,000    $5,100,000
                7.00%, 09/01/28 (b)........................     7,000,000     7,207,760
                7.50%, 03/15/24............................     2,660,840     2,768,923
                7.50%, 03/15/26............................       733,060       760,088
                7.50%, 06/15/27............................     3,282,688     3,403,721
                9.00%, 11/15/21............................     6,560,115     7,019,323
                9.50%, 08/15/21............................     5,400,650     5,886,709
                                                                            -----------
                                                                             32,146,524
                                                                            -----------

        Federal Home Loan Mortgage Corporation (16.8%):
                5.75%, 01/15/09............................     7,000,000     7,078,750
                5.94%, 05/15/26............................     2,781,673     2,783,411
                6.00%, 10/15/17............................     5,000,000     5,098,438
                6.29%, 03/15/25............................       923,698       923,986
                6.53%, 02/15/21............................     3,182,743     3,225,511
                7.00%, 07/15/17............................     4,121,510     4,149,083
                7.00%, 01/15/24............................     2,000,000     2,100,280
                                                                            -----------
                                                                             25,359,459
                                                                            -----------

        Federal National Mortgage Association (37.9%):
                5.92%, 03/01/28............................     2,793,504     2,805,725
                6.00%, 05/15/08............................    12,500,000    13,544,000
                6.14%, 06/25/19............................     1,245,470     1,251,136
                6.21%, 08/06/38............................     1,250,000     1,354,000
                6.25%, 06/25/19............................     4,200,000     4,291,266
                6.29%, 04/25/27............................     3,559,565     3,595,160
                6.50%, 10/01/13 (b)........................     7,000,000     7,142,170
                6.50%, 03/01/28 (b)........................     9,000,000     9,132,120
                6.75%, 07/18/19............................     6,000,000     6,131,880
                7.00%, 03/01/27............................     4,710,342     4,857,540
                9.00%, 05/25/20............................     2,711,373     2,910,117
                                                                            -----------
                                                                             57,015,114
                                                                            -----------

Collateralized Mortgage Obligations (0.7%):
                L. F. Rothschild Mortgage Trust, Series 3,
                        Class Z, 9.95%, 09/01/17...........      $952,656    $1,074,120
                                                                           ------------
Total Mortgage-Backed Securities (cost: $112,965,874)......                 115,595,217
                                                                           ------------
U.S. Government Securities (17.3%):
        U.S. Treasury Bonds (8.7%):
                6.25%, 08/15/23............................     3,000,000     3,434,670
                8.13%, 08/15/19............................     7,000,000     9,594,900
                                                                           ------------
                                                                             13,029,570
                                                                           ------------

        U.S. Treasury Notes (8.7%):
                6.13%, 08/15/07...........................      5,000,000     5,593,250
                6.50%, 10/15/06...........................      4,000,000     4,537,760
                7.00%, 07/15/06...........................      2,500,000     2,910,326
                                                                           ------------
                                                                             13,041,336
                                                                           ------------

Total U.S. Government Securities
        (cost: $23,911,355)...............................                   26,070,906
                                                                           ------------
Short-Term Securities (5.9%):
        Federal Home Loan Bank (5.9%):
                4.95%, 10/01/98 (c).......................      8,900,000     8,900,000
                                                                           ------------
Total Short-Term Securities (cost: $8,900,000)............                    8,900,000
                                                                           ------------
Total Investments in Securities
        (cost: $145,777,229)(d)(132.2%)...................                 150,566,123
Other Assets Less Liabilities (-32.2%)....................                 (36,631,487)
                                                                           ------------
Net Assets (100.0%).......................................                $113,934,636
                                                                           ============

Notes to Schedule of  Investments
          (a)  Securities are valued in accordance with procedures  described in note 1 to the financial statements.
          (b) Settlement is on a delayed delivery or when issued basis with final maturity to be announced (TBA) in the future. The total cost basis of such securities is $28,384,778.
          (c) Rate represents annualized yield to maturity at September 30, 1998. (d) Cost for federal income tax purposes is $145,778,922. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

               Gross unrealized appreciation............$4,896,370
               Gross unrealized depreciation............  (109,169)
                                                        -----------
               Net unrealized appreciation..............$4,787,201
                                                        ===========


                                 See accompanying notes to financial statements.

Management Discussion

Griffin Bond Fund
Portfolio Managers: Matthew N. Fontaine and Arthur J. MacBride,
The Boston Company Asset Management, Inc.

What were some of the significant market factors that affected performance?

Interest rates experienced a substantial decline during the past year, as evidenced by the 30-year U.S. Government bond yield dropping from 6.4% to 5.0%. Investors fled to the relative safety of these government bonds in light of the international crises. As inflation declined in the U.S., the shape of the yield curve flattened to lower levels, trading at less than 5% by the end of September. The subsequent drop in interest rates led to a large supply of new issues in the corporate market, as companies were able to borrow long-term money at the lowest interest rates seen in decades.

What  were some of the strategies and techniques implemented during the year?

The Bond Fund relied primarily on individual security selection within the corporate and mortgage-backed securities markets to boost value. The Fund sought companies with improving quantitative and qualitative factors, including solid business fundamentals and attractive valuations. The Fund continued its emphasis on companies expected to achieve a ratings upgrade, which typically leads to the bond outperforming the broader market. Holdings within the Fund that received ratings upgrades during the reporting period include 360 Communications, Fleet Bank, Niagara Mohawk, Staples, USG, and WCOM. In the mortgage market, the Fund focused on GNMA mortgages, which tend to have lower loan balances and borrowers less likely to refinance.

What themes can be seen in the current portfolio (industry weightings) and why?

Currently the portfolio's long-term sector weightings are 71% corporates, 16% mortgages, 13% Treasuries and agencies, and 1% asset backed securities. During the reporting period, the Fund increased its exposure to corporate securities in the finance and utility sectors. Due to weakened demand and soft pricing, the Fund is underweighted in deep commodity cyclicals such as steel, paper, and chemicals. The Fund's highest concentration is in high quality finance names in the banking, insurance, and brokerage sector, where opportunities continue to exist as a result of ongoing consolidation.

The second most prevalent theme was that of mortgage-backed securities, a sector which is we feel is attractively valued after recent weakness. The majority of our mortgage holdings are seasoned issues that we believe are subject to less
prepayment   risk  than  current   issues.

Finally, Yankee bonds, which are dollar-denominated bonds issued by foreign entities and hold no currency risk, comprised 6% of the portfolio on September 30, 1998. A small portion of the portfolio was invested in government-issued bonds from Quebec and Columbia, and 11% of the Fund was invested in U.S. Treasury Securities.

What  individual security holdings changed significantly  during the year?

Analysts expect it will take several years before Asia regains financial stability. As a result, the Fund has reduced its holdings in both Asia and Asian-related corporate securities. On the other hand, the Fund has increased its weighting in mortgages from 14% to 16% over the past year. Because analysts expect 15-year mortgages to have less pre-payment volatility, the Fund has increased its exposure to these securities from 2% to 5%.

What is the  strategy  for the  next six to  twelve  months?

Consistent with the Fund's objective to provide high current income without significant credit risk, it will continue to seek undervalued corporate bonds with income potential. The Fund currently holds 100 different securities with no single corporate issuer larger than 4% of the portfolio. Given the attractive values and the yield premium available in today's corporate market, the Fund intends to maintain its 71% exposure in corporate securities.

Griffin Bond Fund

The two charts below show the performance of both classes of shares of the Griffin Bond Fund compared with the Lehman Brothers Corporate Bond Index and Lipper Corporate Debt A Rated Funds Average. If you had invested $10,000 in Class A shares of the Griffin Bond Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1998. If you had invested $10,000 in Class B of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1998 (assuming a complete redemption on that date). The Lehman Brothers Corporate Bond Index is an unmanaged index of only investment grade corporate debt securities. The Lipper Corporate Debt A Rated Funds Average is based on a universe of approximately 157 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Bond Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

The Griffin Bond Fund A
{CHART APPEARS HERE}

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year.......................................................4.28%
Since Inception................................................3.12%

Value of $10,000 Invested

Griffin Bond Fund       Lehman Bros. Corporate     Lipper Corporate Debt A
                               Bond Index             Rated Funds Average
           Dollar                  Dollar                       Dollar
  Months   Value           Months  Value              Months    Value
 -------  ------          -------  ------            --------  --------

Initial   $9,550        Initial  $10,000            Initial    $10,000
Dec 93    $9,412        Dec 93    $9,864            Dec 93      $9,918
Mar       $9,139        Mar       $9,516            Mar         $9,588
Jun       $8,981        Jun       $9,367            Jun         $9,415
Sep       $9,025        Sep       $9,435            Sep         $9,432
Dec 94    $9,034        Dec 94    $9,476            Dec 94      $9,453
Mar       $9,452        Mar      $10,037            Mar         $9,906
Jun      $10,034        Jun      $10,783            Jun        $10,503
Sep      $10,247        Sep      $11,038            Sep        $10,701
Dec 95   $10,746        Dec 95   $11,583            Dec 95     $11,187
Mar      $10,405        Mar      $11,284            Mar        $10,906
Jun      $10,388        Jun      $11,334            Jun        $10,931
Sep      $10,567        Sep      $11,560            Sep        $11,120
Dec 96   $10,879        Dec 96   $11,963            Dec 96     $11,466
Mar      $10,808        Mar      $11,842            Mar        $11,367
Jun      $11,177        Jun      $12,330            Jun        $11,772
Sep      $11,537        Sep      $12,813            Sep        $12,179
Dec 97   $11,853        Dec 97   $13,187            Dec 97     $12,510
Mar      $12,034        Mar      $13,389            Mar        $12,683
Jun      $12,308        Jun      $13,734            Jun        $12,981
Sep      $12,749        Sep      $14,233            Sep        $13,443

THE GRIFFIN BOND FUND CLASS B

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)

One year.......................................................4.67%
Since Inception................................................8.14%

VALUE OF $10,000 INVESTED

Griffin Bond Fund       Lehman Bros. Corporate     Lipper Corporate Debt A
                               Bond Index             Rated Funds Average
           Dollar                  Dollar                       Dollar
  Months   Value           Months  Value              Months    Value
 -------  ------          -------  ------            --------  --------
Initial  $10,000     Initial      $10,000          Initial      $10,000
Dec 94   $10,066     Dec 94       $10,066          Dec 94       $10,050
Mar      $10,516     Mar          $10,662          Mar          $10,532
Jun      $11,135     Jun          $11,455          Jun          $11,167
Sep      $11,358     Sep          $11,725          Sep          $11,377
Dec 95   $11,898     Dec 95       $12,304          Dec 95       $11,894
Mar      $11,505     Mar          $11,987          Mar          $11,595
Jun      $11,473     Jun          $12,040          Jun          $11,622
Sep      $11,256     Sep          $12,281          Sep          $11,823
Dec 96   $11,587     Dec 96       $12,708          Dec 96       $12,190
Mar      $11,497     Mar          $12,580          Mar          $12,085
Jun      $11,875     Jun          $13,098          Jun          $12,516
Sep      $12,226     Sep          $13,612          Sep          $12,949
Dec 97   $12,538     Dec 97       $14,009          Dec 97       $13,301
Mar      $12,705     Mar          $14,223          Mar          $13,484
Jun      $12,984     Jun          $14,590          Jun          $13,801
Sep      $13,109     Sep          $15,120          Sep          $14,293


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.
                                     - 14 -

Schedule of Investments
Griffin Bond Fund
September 30, 1998

[PIE CHART APPEARS HERE]
U.S. Government Agency Securities                                    10%
U.S. Treasury Notes & Bonds                                          15%
Corporate Bonds                                                      64%
Other                                                                11%

Investment Categories Reflect Percentages of Investments in Securities

                                                                   Principal       Market
Name of Issuer                                                       Amount       Value (a)
-------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Asset-Backed Securities (0.9%):
        Banking (0.9%):
                Capital Equipment Receivables Trust, 6.28%,
                        06/15/00............................      $519,000      $523,152
                CIT Revenue Trust, 6.20%, 10/15/06..........       504,000       504,079
                                                                              ----------
Total Asset-Backed Securities (cost: $1,022,786)............                   1,027,231
                                                                              ----------
Corporate Bonds (63.5%):
        Autos (5.9%):
                Ford Motor Credit Corp.
                        6.13%, 04/28/03.....................       820,000       847,675
                        6.85%, 08/15/00.....................       250,000       258,438
                        7.40%, 11/01/46.....................       825,000       924,000
                        8.20%, 02/15/02.....................       500,000       548,750
                General Motors Acceptance Corporation
                        6.38%, 05/01/08.....................       680,000       719,100
                        6.63%, 09/19/02.....................       455,000       480,025
                        6.88%, 07/15/01.....................       215,000       225,212
                        7.13%, 05/01/01.....................     2,110,000     2,215,500
                        9.63%, 05/15/00.....................       100,000       107,125
                        9.63%, 12/01/00.....................       350,000       382,375
                                                                              ----------
                                                                               6,708,200
                                                                              ----------
        Banking (13.5%):
                Abbey National First Capital Corporation,
                        8.20%, 10/15/04 (b)..................      175,000       198,406
                BankAmerica Corporation
                        6.63%, 08/01/07......................    1,000,000     1,062,500
                        7.50%, 10/15/02......................      150,000       161,812
                BankBoston, 6.38%, 03/25/08..................    1,500,000     1,526,250
                Branch Banking & Trust Corporation,
                        7.25%, 06/15/07......................      690,000       759,862
                Capital One Bank, 6.83%, 08/16/99............      300,000       303,375
                Chase Manhattan Bank
                        7.13%, 03/01/05......................      400,000       428,500
                        8.50%, 02/15/02......................    1,000,000     1,091,250
                Citicorp, 8.00%, 02/01/03....................    1,000,000     1,085,000
                First National Bank of Boston,
                        7.38%, 09/15/06......................     $370,000      $415,325
                First Security Corporation, 6.88%, 11/15/06..      155,000       168,175
                First Union Corporation, 9.45%, 08/15/01.....      246,000       274,905
                Fleet Financial Group, 6.88%, 01/15/28.......      995,000     1,026,094
                Golden West Financial, 7.88%, 01/15/02.......      250,000       269,688
                Key Bank, 6.95%, 02/01/28....................    1,000,000     1,035,000
                MBNA Corporation, 6.92%, 05/30/00............      495,000       508,612
                Morgan J.P. & Company
                        7.63%, 11/15/98......................      250,000       250,625
                        7.63%, 09/15/04......................      250,000       279,063
                NationsBank Corporation
                        5.38%, 04/15/00......................      300,000       302,250
                        6.38%, 02/15/08......................      680,000       714,850
                        6.80%, 03/15/28......................      670,000       691,775
                        7.25%, 10/15/25......................      275,000       311,094
                Safeco Capital Trust, 8.07%, 07/15/37........      500,000       547,500
                Shawmut Bank, 8.63%, 02/15/05................      400,000       472,000
                Suntrust Bank, 6.25%, 06/01/08...............    1,475,000     1,545,063
                                                                             -----------
                                                                              15,428,974
                                                                             -----------
        Communications (2.3%):
                360 Communications Company,
                        7.60%, 04/01/09......................      100,000       114,750
                Avalon Bay Communication, 6.50%, 07/15/03....      490,000       505,312
                GTE South, 6.00%, 02/15/08...................      250,000       262,500
                Worldcom Incorporated
                        6.13%, 08/15/01......................      996,000     1,019,655
                        7.55%, 04/01/04......................      675,000       740,813
                                                                             ------------
                                                                               2,643,030
                                                                             ------------

        Financial Services (20.5%):
                Allstate Corporation, 6.75%, 05/15/18........      310,000       315,813
                American Telephone & Telegraph Capital
                        Corporation
                        5.65%, 01/15/99......................      390,000       390,179
                        6.25%, 05/15/01......................    1,225,000     1,249,500
                Associates Corporation, N.A.
                        6.63%, 05/15/01......................       80,000        83,200
                        6.75%, 07/15/01......................      104,000       108,680
                Bear Stearns Company
                        6.50%, 06/15/00......................      225,000       229,781
                        7.63%, 09/15/99......................      250,000       255,945
                Donaldson Lufkin & Jenrette
                        6.50%, 06/01/08......................    1,520,000     1,537,100
                        6.88%, 11/01/05......................      294,000       306,862
                Equitable Companies Incorporated,
                        7.00%, 04/01/28......................      440,000       474,100
                Finova Capital Corporation
                        5.98%, 02/27/01......................    1,146,000     1,167,488
                        6.22%, 03/01/00......................      745,000       755,244
                Household Finance Company,
                        6.58%, 05/17/99......................      435,000       438,802
                Jefferson-Pilot Capital Trust Cl A,
                        8.14%, 01/15/46......................      500,000       542,500
                Jefferson-Pilot Capital Trust Cl B,
                        8.29%, 03/01/46......................      100,000       115,250


                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Bond Fund (Continued)
September 30, 1998

                                                                  Principal       Market
Name of Issuer                                                      Amount       Value (a)
------------------------------------------------------------------------------------------

                Lehman Brothers Incorporated
                        6.13%, 02/01/01......................     $550,000      $550,688
                        6.65%, 11/08/00......................      502,000       508,275
                        8.50%, 05/01/07......................      950,000     1,028,375
                Merrill Lynch & Company Incorporated
                        6.00%, 02/12/03......................    1,000,000     1,020,000
                        6.25%, 01/15/06......................      230,000       236,038
                        6.50%, 07/15/18......................    1,450,000     1,413,750
                        7.38%, 08/17/02......................      200,000       214,500
                Morgan Stanley Group, 8.88%, 10/15/01........      300,000       331,125
                Paine Webber Group
                        6.79%, 07/01/03......................      375,000       396,094
                        7.39%, 10/16/17......................      415,000       452,869
                        7.63%, 10/15/08......................      265,000       302,762
                        7.81%, 02/13/17......................      165,000       186,656
                        8.06%, 01/17/17......................      830,000       966,950
                        8.25%, 05/01/02......................      200,000       219,750
                PNC Institute Capital Cl B, 8.32%, 05/15/27..      500,000       550,625
                Salomon Incorporated
                        6.50%, 03/01/00......................    1,382,000     1,409,640
                        7.00%, 05/15/99......................      280,000       283,172
                        7.59%, 01/28/00......................      300,000       309,750
                Salomon Smith Barney Holdings,
                        7.13%, 10/01/06......................      375,000       415,781
                Sears Roebuck Acceptance
                        6.00%, 03/20/03......................    1,075,000     1,107,250
                        7.00%, 06/15/07......................    1,000,000     1,097,500
                Travelers Property Casualty Corp.,
                        6.75%, 04/15/01......................      500,000       517,500
                US Leasing International, 8.75%, 12/01/01....      505,000       559,288
                USF&G Corporation, 8.38%, 06/15/01...........      575,000       618,844
                Zurich Capital Trust I, 8.38%, 06/01/37......      665,000       748,124
                                                                              ----------
                                                                              23,415,750
                                                                              ----------

        Industrial Conglomerate (16.9%):
                Black & Decker
                        7.00%, 02/01/06.......................      50,000       53,250
                        7.50%, 04/01/03.......................     185,000      201,188
                Burlington Industries, 7.25%, 08/01/27........     289,000      317,539
                B.F. Goodrich Company, 7.00%, 04/15/38........     525,000      566,344
                Coastal Corporation, 8.13%, 09/15/02..........     165,000      182,530
                ConAgra Incorporated, 6.70%, 08/01/27.........     343,000      382,016
                CPC International Incorporated,
                        6.15%, 01/15/06.......................     350,000      370,125
                CSR America Incorporated, 6.88%, 07/21/05.....     300,000      327,750
                Embotelladora Andina SA,
                        7.00%, 10/01/07 (b)...................     560,000      434,700
                Federated Department Stores,
                        8.13%, 10/15/02.......................     355,000      387,838
                Fortune Brands Incorporated,
                        7.50%, 05/15/99.......................     120,000      121,650
                Hilton Hotels Corporation, 7.38%, 06/01/02....     369,000      375,919
                Honeywell Incorporated, 6.60%, 04/15/01.......     400,000      416,500
                Hyder PLC, 6.75%, 12/15/04 (b)................   1,000,000    1,061,250
                Ingersoll-Rand, 6.26%, 02/15/01...............     675,000      696,094
                International Business Machines Corporation,
                        6.38%, 06/15/00.......................     200,000      205,000

        International Paper Company,
                        9.70%, 03/15/00.......................     160,000      169,800
        Lockheed Martin Corporation
                        7.25%, 05/15/06.......................    $145,000     $160,769
                        7.75%, 05/01/26.......................     520,000      602,550
                Nabisco Incorporated, 6.00%, 02/15/01.........     540,000      543,375
                Noble Drilling Corporation, 9.13%, 07/01/06...     625,000      642,969
                Norcen Energy Resources, 7.38%, 05/15/06......     120,000      128,100
                Pepsico Incorporated, 7.75%, 10/01/98.........     300,000      300,000
                Raytheon Co
                        5.95%, 03/15/01.......................   2,385,000    2,435,681
                        6.45%, 08/15/02.......................   1,070,000    1,114,138
                Royal Caribbean Cruises
                        7.13%, 09/18/02.......................     426,000      453,158
                        7.25%, 08/15/06.......................     111,000      120,296
                        7.50%, 10/15/27.......................     850,000      885,062
                Sony Corporation, 6.13%, 03/04/03.............     100,000      102,625
                Staples Incorporated, 7.13%, 08/15/07.........   1,630,000    1,793,000
                USG Corporation, 9.25%, 09/15/01..............   1,012,000    1,081,575
                U.S.A. Waste Services, 7.13%, 10/01/07........     495,000      549,450
                Wal-Mart Stores, 8.63%, 04/01/01..............     350,000      381,062
                Waste Management, Inc.
                        7.70%, 10/01/02.......................   1,145,000    1,243,756
                Williams Company, 6.20%, 08/01/02.............     275,000      283,594
                WMX Technology Incorporated
                        8.25%, 11/15/99.......................     200,000      205,750
                                                                             ----------
                                                                             19,296,403
                                                                             ----------

        Transportation (1.3%):
                Canadian National Railroad, 6.90%, 07/15/28...      764,000     787,875
                Southwest Airlines, 7.88%, 09/01/07...........      200,000     234,500
                Union Pacific Corporation
                        7.38%, 05/15/01.......................      250,000     261,250
                        9.63%, 12/15/02.......................      200,000     230,750
                                                                             ----------
                                                                              1,514,375
                                                                             ----------

        Utilities (2.9%):
                Avon Energy Partners Holdings,
                        6.73%, 12/11/02.......................      300,000     312,000
                Florida Power & Light, 5.38%, 04/01/00........      305,000     307,669
                Niagara Mohawk Power, 8.00%, 06/01/04.........    1,500,000   1,689,375
                United Utilities, 6.25%, 08/15/05.............      883,000     917,215
                Virginia Electric & Power, 8.88%, 06/01/99....      125,000     127,969
                                                                             ----------
                                                                              3,354,228
                                                                             ----------

Total Corporate Bonds (cost: $69,668,009).....................               72,360,960
                                                                             ----------
U.S. Government And Agency Securities (24.9%):
        U.S. Government Securities (9.4%)
                U.S. Treasury Bonds (5.5%):
                        7.25%, 08/15/22.......................     4,879,000  6,234,191
                                                                             ----------
                U.S. Treasury Notes (3.9%):
                        5.38%, 01/31/00.......................       411,000    415,620
                        5.88%, 11/15/99.......................     3,939,000  3,994,776
                                                                             ----------
                                                                              4,410,396
                                                                             ----------
        U.S. Treasury Strips (0.1%):
                5.40%, 08/15/22...............................       328,000     91,925
                                                                             ----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Bond Fund (Continued)
September 30, 1998

                                                                  Principal       Market
Name of Issuer                                                      Amount       Value (a)
------------------------------------------------------------------------------------------

U.S. Agency Securities (15.4%)
                Government National Mortgage Association  (5.4%)
                        7.50%, 12/15/23.......................      $494,771   $514,869
                        7.50%, 09/01/28 (c)...................     3,484,000  3,607,020
                        8.00%, 06/15/27.......................       207,357    215,975
                        8.00%, 08/15/27.......................     1,730,394  1,802,309
                                                                             ----------
                                                                              6,140,173
                                                                             ----------
                Federal Home Loan Mortgage Corporation (1.7%)
                        7.50%, 09/01/12.......................     1,931,561  1,987,093
                                                                             ----------
                Federal National Mortgage Association (8.3%):
                        6.00%, 05/15/08.......................     1,449,000  1,570,020
                        6.00%, 08/01/13.......................     1,419,445  1,433,186
                        6.00%, 10/01/13 (c)...................     1,327,000  1,337,775
                        6.86%, 06/17/11.......................       150,000    157,969
                        7.00%, 07/01/22.......................        67,315     69,124
                        7.00%, 07/01/23.......................       195,546    200,800
                        7.00%, 08/01/26.......................        86,879     89,214
                        7.00%, 09/01/26.......................       145,692    149,607
                        7.00%, 11/01/26.......................        23,605     24,240
                        7.54%, 06/01/16.......................       319,272    349,404
                        8.50%, 12/01/24 (c)...................     1,958,160  2,042,606
                        8.50%, 08/01/26 (c)...................     1,959,156  2,043,644
                                                                             ----------
                                                                              9,467,589
                                                                             ----------

Total U.S. Government And Agency Securities
        (cost: $27,677,991)...................................               28,331,367
                                                                             ----------
Short-Term Securities (10.7%):
        Repurchase Agreement
                State Street Bank & Trust Co., Master
                        Repurchase Agreement, 4.00%, dated
                        9/30/98 due 10/1/98, Collateralized by
                        U.S. Government Securities
                        (delivery value $12,236,219).........  $12,234,859  $12,234,859
                                                                            -----------
Total Short-Term Securities (cost: $12,234,859)..............                12,234,859
                                                                            -----------
Total Investments in Securities
        (cost: $110,603,723)(d)(118.1%)......................               113,954,417
Other Assets Less Liabilities (-18.1%).......................               (17,505,274)
                                                                           ------------
Net Assets (100.0%)..........................................               $96,449,143
                                                                           ============

Notes to Schedule of Investments
          (a)  Securities are valued in accordance with procedures  described in note 1 to the financial  statements.
          (b) U.S. dollar denominated securities issued by foreign corporations and/or governments.
          (c) Settlement is on a delayed delivery or when issued basis with final maturity to be announced (TBA) in the future. The total cost basis of such securities is $9,003,898.
          (d) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

               Gross unrealized appreciation...........$3,574,942
               Gross unrealized depreciation...........  (224,248)
                                                       -----------
               Net unrealized appreciation.............$3,350,694
                                                       ===========

                                 See accompanying notes to financial statements.

Management Discussion

Griffin Municipal Bond Fund
Portfolio Managers: Executive Policy Committee
Payden & Rygel Investment Counsel

What were some of the significant market factors that affected performance?

The performance of the Municipal Bond Fund was most affected by the recent flood of new issues and lower U.S. interest rates. The buoyant U.S. economy over the last two years has led to strong revenue growth and an abundance of new bond issues. The number of new bond debt issuance in 1997 ranked third in this decade. The supply trend has continued throughout 1998, and municipals are poised to break the total debt issuance record of $292 billion set in 1993. Another record was already set in May of this year when the Long Island Power Authority brought the single largest municipal deal in history to market, at $3.4 billion. As a result of this heavy wave of new issues, the municipal market felt the weight and prices dropped relative to other securities.

The second market factor, lower U.S. interest rates, was spurred by global turmoil beginning in Asia in October of 1997. As volatility spread to other less developed economies, such as Russia and Latin America, the U.S. Treasury market benefited from a "flight to quality." This rally in the Treasury market carried over into the municipal market, further resulting in a decline of yields over the year from 5.40% to 4.80% on the 30-year municipal bond.

What were some of the strategies and techniques implemented during the year?

The focus of the municipal market moved from inflationary pressures to the Federal Reserve's ability to provide enough liquidity to the market to avoid a financial meltdown. The Fund remained fully invested over the past year in high quality, straightforward bonds. The current market environment behooves the Fund to maintain the liquidity and safety of large, highly-rated issuers. Growth in the Fund allowed increased exposure to 15 and 18 year maturities, as well as the opportunity to buy bonds when the new issue supply was particularly heavy. Once the supply dissipated, the relative attractiveness of these new bonds materialized.

What themes can be seen in the current portfolio (industry weightings) and why?

The ongoing theme focuses on high quality securities, as increased credit and liquidity risk cannot justify the premium investors receive on lower quality bonds. As opportunities arose, the Fund's exposure to "specialty" state paper increased. In the municipal market, there are often disparities in state bonds due to individual state income tax code. For instance, there is a higher demand for state bonds in California because personal income taxes are relatively higher than in other states. Under these circumstances, the Fund was able to purchase specialty state bonds at relatively low prices due to higher demand in that state.

What individual security holdings changed significantly during the year?

The Fund increased its exposure to specialty state bonds, such as those in California, as prices were relatively low. In addition, the Fund benefited from a technique called "pre-refunding," which improves the credit quality of outstanding bond debt. Pre-refunding is the practice of issuing a longer-maturity bond in order to pay off an earlier bond (usually prior to its maturity), in order to take advantage of a drop in interest rates. In the Fund's case, municipal issuers refinanced their debt at lower interest rates utilizing mostly 10-year Treasury securities. This means that many of the Fund's municipal bonds are now backed by higher quality Treasuries, and bond prices typically rise as a result.

What is the strategy for the next six to twelve months?

Inflationary pressures that dominated the economy in the beginning of the year appear to have subsided. Therefore it is the Fund's strategy to remain fully invested. The Fund will remain committed to high quality securities, as credit spreads in the municipal market are at historically low levels and not likely to compress further. As the market's credit outlook appears stable, the Fund will continue to selectively take advantage of opportunities to enhance its yield.

Griffin Municipal Bond Fund

Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1998. If you had invested $10,000 in Class B of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1998 (assuming a complete redemption on that date). The Lehman Brothers Municipal Bond Index is an unmanaged index debt obligations issued by the U.S. states and municipalities. The Lipper General Municipal Debt Funds Average is based on a universe of approximately 253 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Municipal Bond Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

The Griffin Municipal Bond Fund A
{CHART APPEARS HERE}

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year.....................................................3.26%
Since Inception..............................................4.21%

Griffin Municipal            Lehman Bros. Municipal      General Municipal Debt
   Bond Fund                     Bond Index                   Funds Average
          Dollar                       Dollar                       Dollar
  Months   Value                Months  Value             Months    Value
 -------  ------               -------  ------           --------  --------
Initial   $9,550           Initial    $10,000           Initial    $10,000
Dec 93    $9,641           Dec 93     $10,005           Dec 93     $10,094
Mar       $8,941           Mar         $9,456           Mar         $9,500
Jun       $9,006           Jun         $9,560           Jun         $9,557
Sep       $9,058           Sep         $9,626           Sep         $9,589
Dec 94    $8,888           Dec 94      $9,487           Dec 94      $9,436
Mar       $9,548           Mar        $10,158           Mar        $10,100
Jun       $9,679           Jun        $10,404           Jun        $10,296
Sep       $9,980           Sep        $10,703           Sep        $10,538
Dec 95   $10,453           Dec 95     $11,144           Dec 95     $11,030
Mar      $10,228           Mar        $11,010           Mar        $10,820
Jun      $10,271           Jun        $11,094           Jun        $10,875
Sep      $10,443           Sep        $11,350           Sep        $11,122
Dec 96   $10,696           Dec 96     $11,639           Dec 96     $11,389
Mar      $10,641           Mar        $11,612           Mar        $11,339
Jun      $10,993           Jun        $12,013           Jun        $11,726
Sep      $11,346           Sep        $12,376           Sep        $12,081
Dec 97   $11,651           Dec 97     $12,711           Dec 97     $12,419
Mar      $11,735           Mar        $12,857           Mar        $12,532
Jun      $11,904           Jun        $13,053           Jun        $12,699
Sep      $12,267           Sep        $13,455           Sep        $13,068

THE GRIFFIN MUNICIPAL BOND FUND CLASS B

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)

One year.......................................................2.36%
Since Inception................................................7.62%


Griffin Municipal            Lehman Bros. Municipal      General Municipal Debt
   Bond Fund                     Bond Index                   Funds Average
          Dollar                       Dollar                       Dollar
  Months   Value                Months  Value             Months    Value
 -------  ------               -------  ------           --------  --------
Initial   $10,000           Initial   $10,000           Initial    $10,000
Dec 94    $10,083           Dec 94    $10,035           Dec 94     $10,033
Mar       $10,830           Mar       $10,745           Mar        $10,739
Jun       $10,963           Jun       $11,004           Jun        $10,947
Sep       $11,286           Sep       $11,321           Sep        $11,204
Dec 95    $11,819           Dec 95    $11,787           Dec 95     $11,727
Mar       $11,536           Mar       $11,645           Mar        $11,505
Jun       $11,570           Jun       $11,734           Jun        $11,563
Sep       $11,763           Sep       $12,005           Sep        $11,826
Dec 96    $12,032           Dec 96    $12,311           Dec 96     $12,109
Mar       $11,942           Mar       $12,282           Mar        $12,056
Jun       $12,335           Jun       $12,706           Jun        $12,467
Sep       $12,398           Sep       $13,090           Sep        $12,845
Dec 97    $13,021           Dec 97    $13,445           Dec 97     $13,205
Mar       $13,090           Mar       $13,599           Mar        $13,325
Jun       $13,254           Jun       $13,806           Jun        $13,502
Sep       $13,633           Sep       $14,231           Sep        $13,895

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin Municipal Bond Fund
September 30, 1998

[PIE CHART APPEARS HERE]
General Obligations                                                  33%
Transportation                                                        4%
Water                                                                 8%
Electric                                                              4%
Sewer                                                                 5%
Education                                                            11%
Sales Tax                                                             5%
Pre-refunded                                                          5%
Industrial Development                                                5%
Other                                                                20%

Investment Categories Reflect Percentages of Investments in Securities

                                                                    Principal       Market
Name of Issuer                                                        Amount       Value (a)
-------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Municipal Long-Term Securities (93.7%):
        Alaska (2.2%):
                Alaska Student Loan Revenue Bond,
                        5.25%, 07/01/07...................        $500,000     $521,875
                                                                             ----------
        Arizona (2.2%):
                Arizona State University Revenue System,
                        7.00%, Pre-refunded to 07/01/02...         250,000      280,313
                Phoenix, Arizona, Series A,
                        6.25%, 07/01/17...................         200,000      239,500
                                                                             ----------
                                                                                519,813
                                                                             ----------
        California (2.6%):
                California State Department of Water
                        Resources, 5.00%, 12/01/22........         100,000      100,125
                State of California, 5.00%, 10/01/18......         500,000      503,750
                                                                             ----------
                                                                                603,875
                                                                             ----------
        Colorado (0.6%):
                Arapahoe County, Colorado Capital Improvement
                        Trust Fund Highway Revenue,
                        6.90%, Pre-refunded to 08/31/03...         125,000      150,312
                                                                             ----------
        District Of Columbia (3.1%):
                District of Columbia Water & Sewer Authority
                        Public Utility Revenue Bond,
                        5.50%, 10/01/17...................         500,000      550,000
                District of Columbia, American Association
                        Advancement Science, Revenue Bond,
                        6.00%, 01/01/09...................         150,000      172,125
                                                                             ----------
                                                                                722,125
                                                                             ----------
Florida (2.7%):
                Dade County, Florida Aviation Revenue,
                        5.50%, 10/01/07...................        $200,000      $217,750
                Dade County, Florida General Obligation,
                        7.70%, 10/01/08...................         200,000       258,000
                Florida State Board of Education Capital
                        Outlay Public Education,
                        5.75%, 06/01/15...................         150,000       162,938
                                                                             -----------
                                                                                 638,688
                                                                             -----------
        Georgia (0.8%):
                Georgia State General Obligation,
                        7.20%, 03/01/08...................         150,000      186,562
                                                                             -----------
        Hawaii (0.7%):
                State of Hawaii, General Obligation,
                        6.00%, 09/01/09...................         150,000      172,312
                                                                             -----------
        Idaho (0.9%):
                Idaho Housing & Finance Association, Single
                        Family Mortgage, 5.20%, 07/01/27..         200,000      205,250
                                                                             -----------
        Illinois (3.6%):
                Illinois Educational Facilities Authority
                        Revenue Bonds, Northwestern University,
                        5.10%, 11/01/32...................         450,000      478,125
                Metropolitan Pier & Exposition Authority
                        Dedicated State Tax Revenue Bond,
                        4.30%, 06/15/01 (b)...............         400,000      363,000
                                                                             ----------
                                                                                841,125
                                                                             ----------
        Indiana (0.5%):
                Wa-Nee Elementary/High School Building
                        Corporation, Revenue Bond,
                        6.50%, Pre-refunded to 01/15/04..          100,000      113,625
                                                                             ----------
        Massachusetts (3.7%):
                Massachusetts Bay Transportation Authority
                        General Transportation System,
                        5.60%, 03/01/08..................          200,000      222,500
                Massachusetts State General Obligation,
                        5.00%, 06/01/10..................          500,000      526,875
                Massachusetts State Water Resources Authority
                        6.00%, 08/01/14..................          100,000      112,375
                                                                             ----------
                                                                                861,750
                                                                             ----------
        Michigan (5.1%):
                Lake Orion, Michigan Community School
                        District, 5.80%, 05/01/15........          500,000      539,375
                Michigan Municipal Bond Authority Revenue,
                        6.00%, 10/01/07..................          200,000      228,000
                Michigan State Hospital Financing Authority,
                        Metropolitan Hospital,
                        5.88%, 07/01/14..................           75,000       79,594
                Michigan State Underground Storage Tank
                        Financial Assurance Authority Revenue Bond
                        6.00%, 05/01/05..................          300,000      334,875
                                                                             ----------
                                                                              1,181,844
                                                                             ----------


                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Municipal Bond Fund (Continued)
September 30, 1998

                                                                     Principal       Market
Name of Issuer                                                         Amount       Value (a)
----------------------------------------------------------------------------------------------
        Minnesota (1.9%):
                Minnesota Public Facilities Authority Water
                        Pollution Control Revenue,
                        6.00%, 03/01/07...................        $200,000     $228,000
                University of Minnesota, Series A, Revenue
                        Bond, 4.75%, 07/01/03.............         200,000      208,250
                                                                             ----------
                                                                                436,250
                                                                             ----------
        Montana (2.5%):
                Forsyth, Montana Pollution Control Revenue
                        Bond, Portland General Electric, Series B,
                        4.75%, 05/01/33...................         575,000      588,656
                                                                             ----------
        Nevada (0.5%):
                Nevada State General Obligation,
                        5.80%, 07/15/08...................         100,000      109,125
                                                                             ----------
        New Jersey (1.7%):
                New Jersey State General Obligation,
                        6.00%, 02/15/11...................         350,000      406,875
                                                                             ----------
        New York (10.6%):
                Long Island Power Authority, New York
                        Electric System Revenue Bond, Series A,
                        5.00%, 12/01/18...................         500,000      503,750
                New York State Dorm Authority Revenue Bond,
                        New York Medical College,
                        5.25%, 07/01/09...................         500,000      540,000
                New York State Environmental Facilities
                        Corporation Pollution Control Revenue Bond,
                        5.50%, 06/15/09...................         200,000      219,250
                New York State Environmental Facilities,
                        State Clean Water & Drinking, Revolving
                        Funds, Series C, 5.00%, 06/15/19..         500,000      504,375
                New York, New York City Transitional
                        Financial Authority Revenue, Series C,
                        5.00%, 05/01/18...................         500,000      504,375
                New York, New York General Obligation,
                        6.00%, 02/01/04...................         200,000      218,000
                                                                              ----------
                                                                              2,489,750
                                                                              ----------
        Ohio (9.1%):
                Cleveland, Ohio General Obligation,
                        5.38%, 09/01/09...................         350,000      385,875
                Ohio State Water Department Authority Revenue
                        Fresh Water Series, Revenue Bond,
                        5.70%, 06/01/09...................         200,000      220,000
                Ohio State Water Development Authority,
                        Pollution Control Facilities Revenue, Water
                        Quality Services, 5.00%, 12/01/15..       1,000,000   1,018,750
                University Cincinnati, Ohio General Receipts,
                        Series AA, 5.00%, 06/01/18........          500,000     502,500
                                                                             ----------
                                                                              2,127,125
                                                                             ----------
Oregon (0.5%):
                Oregon State Department of Transportation
                        Revenue, Regional Light Rail Fund -
                        Westside Project,
                        6.25%, 06/01/09..................         $100,000     $112,375
                                                                             ----------
        Pennsylvania (11.5%):
                Commonwealth of Pennsylvania General
                        Obligation, 5.20%, 06/15/04......             250,000   266,875
                Lower Bucks County, Pennsylvania Municipal
                        Authority Sewer & Water Revenue Bond,
                        5.00%, 11/15/15.................              500,000   506,250
                Pennsylvania State Higher Educational
                        Facilities Authority Revenue, Temple
                        University First Series,
                        5.25%, 04/01/09.................              500,000   539,375
                Pennsylvania State Industrial Development
                        Authority Revenue Bond,
                        7.00%, 07/01/06.................              250,000   297,813
                Pennsylvania State University, Series A,
                        5.25%, 08/15/09.................            1,000,000 1,088,750
                                                                             ----------
                                                                              2,699,063
                                                                             ----------

        Puerto Rico (3.2%):
                Puerto Rico Electric Power Authority,
                        Electric Revenue,
                        6.13%, 07/01/08..................          200,000      227,500
                Puerto Rico Industrial Tourist Educational
                        Medical & Environmental Central Facilities,
                        Inter American University, Series A,
                        5.00%, 10/01/15..................          500,000      514,375
                                                                              ---------
                                                                                741,875
                                                                              ---------

        South Carolina (0.9%):
                Columbia, South Carolina Water Works & Sewer
                        Systems Revenue,
                        5.38%, 02/01/12..................          200,000      218,000

        South Dakota (0.5%):
                South Dakota Housing Development Authority,
                        Homeownership Mortgage,
                        6.65%, 05/01/14..................          100,000      108,875

        Tennessee (0.9%):
                Kingsport, Tennessee General Obligation,
                        5.60%, 09/01/03..................          200,000      215,750

        Texas (6.1%):
                Austin, Texas General Obligation,
                        5.70%, 09/01/07..................          200,000      225,750
                Harris County, Texas Tax and Revenue
                        Certificate of Obligation,
                        6.00%, 12/15/10..................          200,000      233,500
                Houston, Texas Water & Sewer System Revenue
                        Bond, Jr Lien, Series B,
                        5.00%, 12/01/06..................          600,000      638,250
                San Antonio, Texas Electric & Gas Revenue,
                        5.00%, 02/01/14..................          100,000      100,750
                Texas Municipal Power Agency Revenue,
                        5.25%, 09/01/08..................          200,000      217,500
                                                                             ----------
                                                                              1,415,750
                                                                             ----------

                                 See accompanying notes to financial statements

Schedule of Investments
Griffin Municipal Bond Fund (Continued)
September 30, 1998

                                                                     Principal       Market
Name of Issuer                                                         Amount       Value (a)
----------------------------------------------------------------------------------------------
Virginia (4.3%):
                Pocahontas Parkway Association, Virginia Toll
                        Road Revenue, Series A,
                        5.00%, 08/15/05..................       $1,000,000   $1,015,000
                                                                            -----------
        Washington (2.1%):
                Seattle, Washington Water System Revenue,
                        5.25%, 12/01/23..................          250,000      255,313
                Washington State General Obligation,
                        5.75%, 09/01/09..................          200,000      228,000
                                                                             ----------
                                                                                483,313
                                                                             ----------
        West Virginia (2.2%):
                West Virginia State, Series A,
                        5.00%, 11/01/21..................          500,000      503,750
                                                                             ----------
        Wisconsin (6.5%):
                Wisconsin State Clean Water Revenue,
                        Series 2, 5.50%, 06/01/10........        1,000,000    1,107,500
                Wisconsin State General Obligation,
                        5.13%, 11/01/07..................          200,000      216,250
                Wisconsin State Transportation,
                        5.50%, 07/01/14..................          200,000      208,000
                                                                             ----------
                                                                              1,531,750
                                                                             ----------
Total Municipal Long-Term Securities
        (cost: $20,904,178)..............................                    21,922,438
                                                                             ----------
Municipal Short-Term Securities (4.7%):
        Kansas (0.4%):
                Kansas City, Kansas Industrial Revenue,
                        4.20%, 10/01/98 (c)..............          100,000      100,000
                                                                             ----------
        Virginia (4.3%):
                King George County, Virginia Industrial
                        Development Authority Exempt Facilities
                        Revenue, Birchwood Power Partners,
                        4.25%, 10/01/98 (c)..............        1,000,000    1,000,000
                                                                             ----------
Total Municipal Short-Term Securities
        (cost: $1,100,000)...............................                     1,100,000
                                                                             ----------
Other Short-Term Securities (1.6%):
        Seven Seas Tax Free Money Market Fund,
                3.30%, 10/01/98..........................          376,048     $376,048
                                                                             ----------
Total Other Short-Term Securities (cost: $376,048).......                       376,048
                                                                            -----------
Total Investments in Securities
        (cost: $22,380,226)(d)(104.4%)..................                     23,398,486
Other Assets Less Liabilities (-4.4%)...................                      (984,438)
                                                                            -----------
Net Assets (100.0%).....................................                    $22,414,048
                                                                            ===========

Notes to Schedule of Investments
          (a)  Securities are valued in accordance with procedures  described in note 1 to the financial statements.
          (b) Rate on this zero coupon bond represents annualized yield to maturity at September 30, 1998.
          (c) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
          (d) Cost is the same for federal income tax purposes. The aggregate gross unreal-ized appreciation and depreciation of investments in securities based on this cost were as follows:

               Gross unrealized appreciation ................   $1,018,260
               Gross unrealized depreciation ................            0
                                                                ----------
               Net unrealized appreciation...................   $1,018,260
                                                                ==========

                                 See accompanying notes to financial statements.

Management Discussion

Griffin California Tax-Free Fund
Portfolio Managers: Executive Policy Committee
Payden & Rygel Investment Counsel

What were some of the significant market factors that affected performance?

Fund performance was primarily affected by the heavy and sporadic new issues in the market and by lower interest rates in the U.S. New municipal bond issues have been up for the past two years, and in 1998 are poised to break the total debt issuance record of $292 billion originally set in 1993. As a result, the relative value of municipal bonds and the shape of the municipal yield curve have changed in light of the new supply. With a heavier supply of municipal bonds, this market experienced a reduction in prices and, likewise, the portion of the yield curve that offered the most supply cheapened relative to other securities.

The second factor, lowered U.S. interest rates, was a consequence of the uncertainty in global financial markets-particularly Asia, Russia, and Latin America. Global turmoil pushed a flight to safety by way of the U.S. Treasury market, which then carried over into the municipal market. The result led to a decline in 30-year municipal bond yields over the year from 5.40% to 4.80%.

What were some of the strategies and techniques implemented during the year?

The Fund was fully invested in high quality issues throughout the year. This past year, concerns over inflationary pressures caused by tight labor markets and the possible rise in interest rates gave way to concerns over whether the Federal Reserve could provide enough liquidity to the marketplace to avoid a financial meltdown. As a result, the market environment did not lend itself to straying from the safety and liquidity of highly rated bonds. The Fund was also able to take advantage of the steep shape of the municipal yield curve. Early in the fiscal year, the Fund increased its exposure to intermediate maturities to enhance its yield potential. In January, purchases were extended slightly longer, to the 18 to 22-year range, as the global crisis began to have more of an impact. It avoided longer bonds due to the lack of return potential given the underlying interest rate risk.

What themes can be seen in the current portfolio (industry weightings) and why?

The Fund has focused on higher quality securities, as the yield premium on lower quality bonds does not justify the credit risk. In particular, the Fund has maintained an allocation to California General Obligation debt, which increased in value as the state's finances improved. Due to California's increased fiscal credibility and its ability to build a reserve cushion of $1 billion, these bonds were recently upgraded by one of the three major credit ratings agencies. In addition, several relative value swaps were made this year to enhance the Fund's return. This required reducing the Fund's position in California General Obligation bonds at times when both demand and prices were high. However, the bonds were repurchased later as the flood of new issues drove prices down. The shifts in supply and demand allowed the Fund to benefit from yield curve swaps.

What individual security holdings changed significantly during the year?

California General Obligation bonds were actively traded throughout the reporting period. The Fund benefited from the state's two $1 billion dollar issue deals this year, selling bonds in advance and repurchasing them later at lower prices.

What  is the strategy for the next six to twelve  months?

The Fund plans to continue its bias towards higher quality securities, as credit spreads in the municipal market are at their lowest historical levels and not expected to compress further. As it is not likely that there will be a broad change in the market's credit outlook, the Fund will continue to selectively take advantage of opportunities to enhance yield. Given the state of global financial markets and recently reduced inflationary pressures, the Fund should remain fully invested.

Griffin California Tax-Free Fund


The two charts below show the performance of both classes of shares of the Griffin California Tax-Free Fund compared with the Lehman Brothers California Municipal Bond Index and the Lipper California Municipal Debt Funds Average. If you had invested $10,000 in Class A shares of the Griffin California Tax-Free Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1998. If you had invested $10,000 in Class B of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1998 (assuming a complete redemption on that date). The Lehman Brothers California Municipal Bond Index is an unmanaged index debt obligations issued by the State of California and its municipalities. The Lipper California Municipal Debt Funds Average is based on a universe of approximately 107 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin California Tax-Free Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

The Griffin California Tax-Free Fund A
{CHART APPEARS HERE}

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year......................................................3.49%
Since Inception...............................................4.16%

Griffin California       Lehman California          Lipper CA Municipal
  Tax-Free Fund         Municipal Bond Index        Debt Funds Average
          Dollar                  Dollar                       Dollar
  Months   Value           Months  Value              Months    Value
 -------  ------          -------  ------            --------  --------

Initial     $9,550       Initial  $10,000           Initial   $10,000
Dec 93      $9,548       Dec 93    $9,984           Dec 93    $10,082
Mar         $8,828       Mar       $9,376           Mar        $9,490
Jun         $8,847       Jun       $9,451           Jun        $9,518
Sep         $8,924       Sep       $9,517           Sep        $9,562
Dec 94      $8,737       Dec 94    $9,348           Dec 94     $9,326
Mar         $9,400       Mar      $10,094           Mar       $10,049
Jun         $9,495       Jun      $10,308           Jun       $10,229
Sep         $9,828       Sep      $10,618           Sep       $10,471
Dec 95     $10,328       Dec 95   $11,154           Dec 95    $11,017
Mar        $10,102       Mar      $10,973           Mar       $10,779
Jun        $10,138       Jun      $11,052           Jun       $10,866
Sep        $10,342       Sep      $11,338           Sep       $11,145
Dec 96     $10,612       Dec 96   $11,644           Dec 96    $11,423
Mar        $10,566       Mar      $11,580           Mar       $11,343
Jun        $10,948       Jun      $12,005           Jun       $11,743
Sep        $11,292       Sep      $12,394           Sep       $12,127
Dec 97     $11,556       Dec 97   $12,741           Dec 97    $12,462
Mar        $11,664       Mar      $12,896           Mar       $12,568
Jun        $11,832       Jun      $13,092           Jun       $12,742
Sep        $12,238       Sep      $13,555           Sep       $13,176

THE GRIFFIN CALIFORNIA TAX-FREE FUND CLASS B


AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)

One year.......................................................2.55%
Since Inception................................................7.91%

Griffin California       Lehman California          Lipper CA Municipal
  Tax-Free Fund         Municipal Bond Index        Debt Funds Average
          Dollar                  Dollar                       Dollar
  Months   Value           Months  Value              Months    Value
 -------  ------          -------  ------            --------  --------

Initial    $10,000       Initial    $10,000          Initial    $10,000
Dec 94     $10,050       Dec 94     $10,008          Dec 94      $9,951
Mar        $10,799       Mar        $10,807          Mar        $10,722
Jun        $10,894       Jun        $11,036          Jun        $10,914
Sep        $11,260       Sep        $11,368          Sep        $11,173
Dec 95     $11,819       Dec 95     $11,942          Dec 95     $11,755
Mar        $11,545       Mar        $11,748          Mar        $11,502
Jun        $11,587       Jun        $11,833          Jun        $11,595
Sep        $11,790       Sep        $12,139          Sep        $11,892
Dec 96     $12,084       Dec 96     $12,467          Dec 96     $12,188
Mar        $12,016       Mar        $12,398          Mar        $12,103
Jun        $12,435       Jun        $12,853          Jun        $12,530
Sep        $12,507       Sep        $13,270          Sep        $12,940
Dec 97     $12,791       Dec 97     $13,641          Dec 97     $13,297
Mar        $12,886       Mar        $13,806          Mar        $13,410
Jun        $13,046       Jun        $14,016          Jun        $13,596
Sep        $13,153       Sep        $14,512          Sep        $14,059

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin California Tax-Free Fund
September 30, 1998

[PIE CHART APPEARS HERE]
General Obligations                                                  25%
Water                                                                19%
Education                                                             4%
Sales Tax                                                            13%
Airport                                                               6%
Transportation                                                        5%
Housing                                                               4%
Electric                                                              8%
Other                                                                16%

Investment Categories Reflect Percentages of Investments in Securities

                                                                    Principal       Market
Name of Issuer                                                        Amount       Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Municipal Long-Term Securities (97.8%):
        Airport Revenue (5.7%):
                Los Angeles, California Department of
                        Airports, 5.50%, 05/15/08.........      $1,000,000   $1,096,250
                San Francisco, California City & County
                        Airports, Second Series Issue 12-B,
                        5.50%, 05/01/09...................         705,000      775,500
                San Francisco, California City & County
                        Airport, Community International Airport
                        Revenue Bonds, Series 15A,
                        5.00%, 05/01/21..................        1,000,000      997,500
                                                                             ----------
                                                                              2,869,250
                                                                             ----------

        Electric Revenue (8.2%):
                Northern California Power Agency, Public
                        Power Revenue, Hydroelectric Project,
                        Series A, 5.00%, 07/01/18.........       1,000,000    1,007,500
                Puerto Rico Electric Power Authority Power
                        Revenue, Series U,
                        6.00%, 07/01/14...................         750,000      813,750
                Sacramento, California Municipal Utilities
                        District Electric Revenue, Series L,
                        5.13%, 07/01/22...................       1,000,000    1,016,250
                Turlock, California Irrigation District
                        Revenue Bond, Series A,
                        5.00%, 01/01/17...................       1,250,000    1,270,312
                                                                             ----------
                                                                              4,107,812
                                                                             ----------

        General Obligations (25.2%):
                ABAG Financial Authority for Nonprofit
                        Corporations, California Certificate of
                        Participation, Episcopal Homes Foundation,
                        5.00%, 07/01/07...................       1,100,000    1,142,625
                Folsom, California School Facilities Project,
                        Series B, 6.00%, 08/01/10.........         300,000      336,375
                Kern, California High School District,
                        Series A, 6.20%, 02/01/09.........       1,000,000    1,170,000
                Los Angeles, California Unified School
                        District,
                        6.00%, 07/01/11...................       1,000,000    1,168,750
                        6.00%, 07/01/13...................       1,445,000    1,690,650
                Puerto Rico Commonwealth,
                        5.65%, 07/01/15...................        $800,000     $903,000
                State of California,
                        5.00%, 10/01/18...................       1,500,000    1,511,250
                        5.50%, 04/01/13...................       2,000,000    2,230,000
                        6.60%, 02/01/10...................       1,000,000    1,213,750
                        6.75%, 02/01/08...................       1,000,000    1,206,250
                                                                            -----------
                                                                             12,572,650
                                                                            -----------

        Health Care Services (2.0%):
                Monterey County, California Certificate
                        Participation, Natividad Medical Center
                        Improvements, Series E,
                        4.75%, 08/01/17...................       1,000,000      988,750

        Hospital Revenue (1.7%):
                California Health Facilities Financing
                        Authority Revenue, Downey Community
                        Hospital, 5.20%, 05/15/03.........         500,000      523,750
                California Health Facilities Financing
                        Authority Revenue, Kaiser Permanente,
                        Series C, 5.60%, 05/01/33.........         300,000      306,375
                                                                            -----------
                                                                                830,125
                                                                            -----------

        Housing Revenue (4.4%):
                California Housing Finance Agency Revenue,
                        Home Mortgage, Series B,
                        5.20%, 08/01/26...................         485,000      498,944
                        Home Mortgage, Series F-1,
                        6.50%, 02/01/08...................       1,060,000    1,172,625
                        Multi-Unit Rental Housing,
                        6.88%, 08/01/24...................         500,000      534,375
                                                                             ----------
                                                                              2,205,944
                                                                             ----------
        Public Improvements (1.6%):
                Sacramento, California Certificates of
                        Participation, Public Facilities Project,
                        6.00%, 07/01/12...................         750,000      800,625
                                                                             ----------
        Sales Tax Revenue (12.8%):
                Contra Costa, California Transportation
                        Authority Sales Tax Revenue Bond,
                        6.00%, 03/01/07...................         500,000      573,750
                Los Angeles County, California Transportation
                        Commission Sales Tax Revenue, Series A,
                        7.00%, 07/01/19...................       1,000,000    1,047,910
                San Diego County, California Regional
                        Transportation Commission Sales Tax
                        Revenue, Series A,
                        4.75%, 04/01/08...................         765,000      806,119
                San Francisco, California Bay Area Rapid
                        Transit District Sales Tax Revenue,
                        4.75%, 07/01/23...................       1,000,000      980,000
                        5.00%, 07/01/28...................       1,000,000    1,002,500
                        5.35%, 07/01/07...................         500,000      546,875
                San Jose, California Redevelopment Agency
                        Tax Allocation,
                        5.38%, 08/01/11...................         250,000      272,812
                        6.00%, 08/01/10...................       1,000,000    1,166,250
                                                                             ----------
                                                                              6,396,216
                                                                             ----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin California Tax-Free Fund (Continued)
September 30, 1998

                                                                     Principal       Market
Name of Issuer                                                         Amount       Value (a)
-------------------------------------------------------------------------------------------
 Sewer Revenue (4.9%):
                Puerto Rico Commonwealth Aqueduct & Sewer
                        Authority Revenue,
                         6.25%, 07/01/13..................      $1,500,000   $1,790,625
                San Francisco, California City & County Sewer
                        Revenue, 5.90%, 10/01/08..........         600,000      657,750
                                                                            -----------
                                                                              2,448,375
                                                                            -----------
        Special Tax Assessment Revenue (3.3%):
                Los Angeles County, California Public Works
                        Financing Authority Revenue, Park & Open
                        Space District, Series A,
                        5.00%, 10/01/16..................         1,000,000   1,020,000
                South Orange County, California Public
                        Financing Authority Special Tax Revenue,
                        7.00%, 09/01/08..................           500,000     618,125
                                                                            -----------
                                                                              1,638,125
                                                                            -----------
        Transportation Revenue (5.1%):
                Long Beach, California Harbor Revenue Bond,
                        5.25%, 05/15/25...................       1,000,000    1,018,750
                Los Angeles, California Harbor Department
                        Revenue Bond, 5.38%, 11/01/23.....         250,000      257,812
                Riverside County, California Transportation
                        Community Sales Tax Revenue, Series A,
                        5.75%, 06/01/08...................         500,000      566,875
                San Joaquin Hills, California Transportation
                        Corridor Agency Toll Road Revenue,
                        4.90%, 01/15/07...................       1,000,000      717,500
                                                                            -----------
                                                                              2,560,937
                                                                            -----------
        University/Education Revenue (4.0%):
                California Educational Facilities Authority
                        Revenue Bond, Pooled College & University
                        Project, Series A,
                        5.15%, 12/01/04...................         500,000      537,500
                California Educational Facilities Authority
                        Revenue Bond, University of San Diego,
                        5.00%, 10/01/22...................       1,000,000    1,002,500
                University of California Certificate of
                        Participation, UCLA Center Chiller/
                        Cogeneration Project,
                        6.00%, 11/01/21...................         400,000      436,500
                                                                            -----------
                                                                              1,976,500
                                                                            -----------
        Water Revenue (19.0%):
                California State Department of Water
                        Resource
                        5.00%, 12/01/22..................          300,000      300,375
                        6.00%, 12/01/06..................          500,000      573,750
                        6.00%, 12/01/09..................          500,000      581,875
                Los Angeles, California Department of Water &
                        Power, Water Works Revenue,
                        6.20%, 07/01/12..................          600,000      676,500
                Metropolitan Water District of Southern
                        California
                        5.00%, 07/01/10..................          200,000      212,250
                        5.75%, 07/01/09..................          750,000      855,938
                        6.00%, 07/01/07..................          100,000      116,375

Metropolitan Water District, Southern
                        California, Series A,
                        5.00%, 03/01/04..................       $1,430,000   $1,517,588
                San Diego, California Certificates Water
                        Utilities Fund, Network System Revenue,
                        5.00%, 08/01/18..................        2,000,000    2,015,000
                West & Central Basin Financing Authority
                        California Revenue,
                        5.00%, 08/01/09..................        1,035,000    1,106,156
                        5.13%, 08/01/22..................        1,500,000    1,524,375
                                                                             ----------
                                                                              9,480,182
                                                                             ----------
Total Municipal Long-Term Securities
        (cost: $46,131,488)..............................                    48,875,491
                                                                             ----------
Municipal Short-Term Securities (2.2%):
        Industrial Development Revenue -
        Pollution Control (2.2%)
                California Pollution Control Financing, Shell
                        Oil Company Project,
                        2.80%, 10/01/98 (b)...............         100,000      100,000
                California Pollution Control Financing
                        Authority Revenue Bond, Pacific Gas &
                        Electric, Series B,
                        3.75%, 10/01/98 (b)...............         800,000      800,000
                California Statewide Communities Development
                        Authority, Solid Waste Facilities Revenue,
                        Chevron USA Project,
                        3.10%, 10/01/98 (b................         200,000      200,000
                                                                             ----------
                                                                              1,100,000
                                                                             ----------
Total Municipal Short-Term Securities
        (cost: $1,100,000)................................                    1,100,000
                                                                             ----------
Total Investments in Securities
        (cost: $47,231,488)(c)(100.6%)....................                   49,975,491
Other Assets Less Liabilities (-0.6%).....................                    (296,876)
                                                                            -----------
Net Assets (100.0%).......................................                  $49,678,615
                                                                            ===========

Notes to Schedule of Investments
          (a)  Securities are valued in accordance with procedures  described in note 1 to the financial statements.
          (b) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
          (c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

               Gross unrealized appreciation...............    $2,744,003
               Gross unrealized depreciation...............             0
                                                               ----------
               Net unrealized appreciation.................    $2,744,003
                                                               ==========

                                 See accompanying notes to financial statements.

Management Discussion

Griffin Growth & Income Fund
Portfolio Manager: Quinn R. Stills
The Boston Company Asset Management, Inc.


What were some of the significant market factors that affected performance?

Fund performance was most affected by trends in both size and value of individual securities. With respect to size, the 50 largest companies in the market significantly outperformed most other companies. In fact, this great a divergence between the largest and all other companies is historically unprecedented. Likewise, stocks with high P/E ratios significantly outperformed those with low P/E ratios. "P/E" stands for "price/earnings" and is the most common measure of a stock price. The ratio is calculated by dividing a stock's capitalization by its after-tax earnings over a 12-month period. Secondary factors that affected the Fund's performance include the economic crises in both Russia and the Far East, the decline of interest rates, the strength of the U.S. dollar, and the overall weakness in many foreign economies.

What were some of the strategies and techniques  implemented  during the year?

As the year progressed, the Fund took on a more defensive posture. This was demonstrated by the purchasing of utilities and consumer staples, as well as higher quality and larger companies. These purchases were made possible by selling technology and basic industry shares.


What themes can be seen in the current portfolio (industry weightings) and  why?

Currently, the Fund holds significant positions in the financial services and consumer services sectors. It is relatively underweighted in the health care and technology sectors.


What  individual  security  holdings changed  significantly  during  the  year?

Individual securities that were sold during the reporting period include Wal-Mart, RJR Nabisco, Toys R Us, and Intel. Stocks that were added to Fund holdings include General Mills, American International Group, American General Corp., and Ingersoll Rand.


What is the strategy  for the  next  six to  twelve  months?

Currently, the market appears extremely anxious about the strength or weakness of corporate earnings in 1999. In fact, some observers are forecasting a recession in the upcoming year. Whatever the new year brings, the Fund will continue its strategy to seek out companies with low valuations (P/E ratios), sound or improving fundamentals, and positive business momentum-defined as the perceived strength behind price movement. While this strategy was somewhat disappointing in 1998, it has proven successful over the past decade and should continue to deliver strong returns for investors with a long-term perspective.

Griffin Growth & Income Fund

The two charts below show the performance of both classes of shares of the Griffin Growth & Income Fund compared with the Standard & Poor's 500 Composite Index ("S&P 500") and the Lipper Growth & Income Funds Average. If you had invested $10,000 in Class A shares of the Griffin Growth & Income Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1998. If you had invested $10,000 in Class B of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1998 (assuming a complete redemption on that date). The S&P 500 is an unmanaged index of 500 large capitalization publicly traded stocks. The Lipper Growth & Income Funds Average is based on a universe of approximately 828 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Growth & Income Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

The Griffin Growth & Income Fund A
{CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year..................................................-12.44%
Since Inception............................................14.50%

Value of $10,000 Invested

Griffin Growth &        S&P 500 Composite        Lipper Growth & Income
 Income Fund                  Index                    Funds Average
           Dollar                  Dollar                     Dollar
  Months   Value           Months  Value            Months    Value
 -------  ------          -------  ------          --------  --------
Initial    $9,550        Initial   $10,000        Initial    $10,000
Dec 93     $9,691        Dec 93    $10,063        Dec 93     $10,087
Mar        $9,391        Mar        $9,681        Mar         $9,783
Jun        $9,487        Jun        $9,721        Jun         $9,761
Sep        $9,864        Sep       $10,196        Sep        $10,180
Dec 94     $9,928        Dec 94    $10,194        Dec 94     $10,020
Mar       $10,879        Mar       $11,186        Mar        $10,831
Jun       $11,915        Jun       $12,251        Jun        $11,704
Sep       $13,014        Sep       $13,225        Sep        $12,551
Dec 95    $13,647        Dec 95    $14,021        Dec 95     $13,132
Mar       $14,442        Mar       $14,773        Mar        $13,854
Jun       $15,000        Jun       $15,436        Jun        $14,320
Sep       $15,368        Sep       $15,914        Sep        $14,741
Dec 96    $16,622        Dec 96    $17,241        Dec 96     $15,836
Mar       $17,055        Mar       $17,703        Mar        $16,015
Jun       $19,664        Jun       $20,794        Jun        $18,305
Sep       $21,327        Sep       $22,351        Sep        $19,960
Dec 97    $20,952        Dec 97    $22,993        Dec 97     $20,117
Mar       $23,344        Mar       $26,200        Mar        $22,455
Jun       $22,812        Jun       $27,065        Jun        $22,516
Sep       $19,557        Sep       $24,372        Sep        $19,708

THE GRIFFIN GROWTH & INCOME FUND CLASS B

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)

One year.......................................................-13.94%
Since Inception.................................................17.54%

Griffin Growth &    S&P 500 Composite   Lipper Growth & Income
 Income Fund              Index               Funds Average
           Dollar              Dollar                Dollar
  Months   Value       Months  Value       Months    Value
 -------  ------      -------  ------     --------  --------
Initial   $10,000    Initial   $10,000      Initial  $10,000
Dec 94     $9,917    Dec 94     $9,779      Dec 94    $9,732
Mar       $10,852    Mar       $10,731      Mar      $10,520
Jun       $11,868    Jun       $11,753      Jun      $11,367
Sep       $12,953    Sep       $12,687      Sep      $12,190
Dec 95    $13,559    Dec 95    $13,451      Dec 95   $12,754
Mar       $14,337    Mar       $14,173      Mar      $13,456
Jun       $14,876    Jun       $14,808      Jun      $13,909
Sep       $15,217    Sep       $15,266      Sep      $14,317
Dec 96    $16,442    Dec 96    $16,540      Dec 96   $15,381
Mar       $16,845    Mar       $16,983      Mar      $15,554
Jun       $19,407    Jun       $19,948      Jun      $17,779
Sep       $20,713    Sep       $21,442      Sep      $19,386
Dec 97    $20,312    Dec 97    $22,058      Dec 97   $19,539
Mar       $22,601    Mar       $25,135      Mar      $21,809
Jun       $22,042    Jun       $25,964      Jun      $21,868
Sep       $18,564    Sep       $23,381      Sep      $19,141


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin Growth & Income Fund
September 30, 1998

[PIE CHART APPEARS HERE]
Consumer Services                                            17%
Capital Goods                                                 6%
Consumer Non-Durables                                        10%
Financial Services                                           20%
Health Care                                                   5%
Energy                                                       10%
Utilities                                                    11%
Technology                                                    6%
Basic Industries                                              5%
Other                                                        10%

Investment Categories Reflect Percentages of Investments in Securities

                                                                     Number of       Market
Name of Issuer                                                         Shares       Value (a)
---------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Common Stocks (95.5%):
        Basic Industries (4.6%):
                Bethlehem Steel Corp.  (b)................         120,400     $993,300
                British Steel PLC.........................          71,300    1,296,769
                Broken Hill Proprietary Company
                        Limited ADM.......................         136,400    1,952,225
                Federal - Mogul Corp......................          57,200    2,674,100
                IMC Global Inc............................          23,100      447,563
                Ingersoll-Rand............................          29,500    1,119,156
                Reynolds Metals Co........................          50,600    2,571,112
                Union Carbide.............................          87,500    3,773,438
                                                                            -----------
                                                                             14,827,663
                                                                            -----------
        Capital Goods (6.1%):
                Lockheed Martin Corp......................          55,200    5,564,850
                LucasVarity PLC ..........................          50,600    1,581,250
                Northrop Grumman Corporation..............          31,900    2,328,700
                Raytheon Company, Series A................          79,900    4,139,819
                United Technologies.......................          77,400    5,916,262
                                                                            -----------
                                                                             19,530,881
                                                                            -----------

        Consumer/ Durable (3.2%):
                Lear Corporation  (b).....................          99,700    4,361,875
                Phillips Electronics N.V. ADR ............          62,500    3,335,938
                Whirlpool Corporation.....................          53,100    2,495,700
                                                                             ----------
                                                                             10,193,513
                                                                             ----------
        Consumer/ Non-Durable (9.7%):
                General Mills.............................          49,000    3,430,000
                Harcourt General..........................         115,700    5,596,988
                Hasbro Inc................................          53,900    1,590,050
                Kimberly Clark............................         164,600    6,666,300
                Loews Corp................................          78,400    6,615,000
                Philip Morris Companies Inc...............         156,800    7,222,600
                                                                             ----------
                                                                             31,120,938
                                                                             ----------
Consumer Services (16.5%):
                ACNielsen Corporation  (b)...............          120,566   $2,682,594
                American Stores Company..................          142,300    4,580,281
                Circuit City Stores Inc..................          132,900    4,427,231
                Deluxe Corp..............................           69,500    1,976,406
                Dun & Bradstreet Corp....................          114,300    3,086,100
                Federated Department Stores  (b).........          106,000    3,855,750
                McDonald's Corp..........................          108,300    6,464,156
                Republic Industries Inc.  (b)............          264,000    3,844,500
                The Limited..............................          203,800    4,470,863
                Tricon Global Restaurants  (b)...........          171,000    6,669,000
                U.S. Filter Corp.  (b)...................           36,100      582,112
                Waste Management Inc.....................          167,765    8,063,205
                Venator Group, Inc.  (b).................          293,800    2,552,388
                                                                            -----------
                                                                             53,254,586
                                                                            -----------

        Energy (10.4%):
                ELF Aquitaine ADR........................           87,800    5,460,062
                Exxon Corp...............................           54,600    3,832,238
                Mobil Corp...............................           89,800    6,819,188
                Phillips Petroleum.......................          125,300    5,654,162
                Schlumberger Ltd.........................           64,500    3,245,156
                Tosco Corp...............................          148,500    3,192,750
                Unocal Corp..............................          151,300    5,484,625
                                                                             ----------
                                                                             33,688,181
                                                                             ----------

        Financial Services (20.3%):
                Allmerica Financial Corp.................           54,000    3,219,750
                Allstate Corp............................          162,000    6,753,375
                Ambac Financial Group Inc................           25,000    1,200,000
                American General Corp....................           57,900    3,698,363
                American International Group.............           60,650    4,670,050
                Astoria Financial Corporation............           19,400      817,225
                BankAmerica Corp.........................           59,700    3,589,462
                Bankers Trust Corp.......................           50,100    2,955,900
                Chase Manhattan..........................          152,000    6,574,000
                CIGNA Corp...............................          110,600    7,313,425
                Equitable Companies......................           66,500    2,751,438
                Everest Reinsurance Holdings.............           90,100    3,361,856
                First Union Corporation..................          130,670    6,688,670
                General RE Corporation...................           12,800    2,598,400
                Golden State Bancorp  (b)................           41,600      829,400
                NationsBank Corp.........................          102,912    5,505,792
                Republic New York Corp...................           76,200    3,009,900
                                                                             ----------
                                                                             65,537,006
                                                                             ----------

        Health Care (4.8%):
                Aetna Inc................................           47,200    3,280,400
                Amgen  (b)...............................           47,700    3,604,331
                Columbia/HCA Healthcare..................          119,200    2,391,450
                Pharmacia & Upjohn Inc...................           68,500    3,437,844
                Tenet Healthcare Inc.  (b)...............           93,600    2,691,000
                                                                             ----------
                                                                             15,405,025
                                                                             ----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Growth & Income Fund (Continued)
September 30, 1998

                                                                 Number of       Market
Name of Issuer                                                    Shares        Value (a)
-----------------------------------------------------------------------------------------
 Technology (6.2%):
                Compaq Computer Corp.....................          158,200   $5,003,075
                First Data...............................          128,300    3,015,050
                International Business
                Machines Corporation.....................           50,800    6,502,400
                Sun Microsystems Inc.  (b)...............          108,500    5,404,656
                                                                             ----------
                                                                             19,925,181
                                                                             ----------
        Transportation (2.5%):
                Canadian Pacific Limited ORD PAR.........          110,700    2,290,106
                Union Pacific............................          132,300    5,639,288
                                                                             -----------
                                                                              7,929,394
                                                                             -----------
        Utilities (11.3%):
                Bell Atlantic............................           77,544    3,756,037
                CMS Energy Corp..........................           99,000    4,312,687
                Duke Power...............................           64,200    4,249,238
                Edison International.....................          123,300    3,167,269
                Entergy Company..........................          128,300    3,945,225
                GTE Corporation..........................           58,900    3,239,500
                Pinnacle West Capital Corp...............           75,400    3,378,862
                Southern Company.........................          139,700    4,112,419
                Southwestern Bell........................          140,000    6,221,250
                                                                             ----------
                                                                             36,382,487
                                                                             ----------

Total Common Stocks (cost: $325,136,815).................                   307,794,855
                                                                            -----------
Preferred Stocks (1.7%):
        Consumer Services (1.7%):
                News Corporation, Ltd. ADR...............          248,500    5,560,188
                                                                              ---------
Total Preferred Stocks (cost: $4,650,422)................                     5,560,188
                                                                              ---------
Short-Term Securities (2.8%):
        Repurchase Agreement (2.8%):
                State Street Bank & Trust Co. Master
                Repurchase Agreement, 4.00% dated
                9/30/98 due 10/1/98, Collateralized by
                U.S. Government Securities
                (delivery value $9,038,555)..............       $9,037,551   $9,037,551
                                                                             ----------
Total Short-Term Securities (cost: $9,037,551)...........                     9,037,551
                                                                             ----------
Total Investments in Securities
        (cost: $338,824,788)(c)(97.8%)....................                  322,392,594
Other Assets Less Liabilities (2.2%)......................                    7,291,195
                                                                           ------------
Net Assets (100.0%).......................................                 $329,683,789
                                                                           ============

Notes to Schedule of Investments
          (a)  Securities are valued in accordance with procedures  described in note 1 to the  financial  statements.
          (b)  Currently non-income producing.
          (c) Cost for federal income tax purposes is $338,906,125. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

               Gross unrealized appreciation........... $21,538,988
               Gross unrealized depreciation........... (38,052,519)
                                                       -------------
               Net unrealized depreciation.............$(16,513,531)
                                                       =============

                                 See accompanying notes to financial statements.

Management Discussion

GrifFIn Growth Fund
Portfolio Managers: Richard T. Whitney, Chairman
Investment Advisory Committee, T. Rowe Price Associates, Inc.

What were some of the significant market factors that affected performance?

There were a good many market factors hard at work during the past year. The U.S. economy began to slow down and the corporate earnings outlook began to deteriorate. Most stocks have fallen over the past year, with a sharp decline during the third quarter. In fact, the fastest growing and most highly valued stocks suffered the worst performance. Smaller companies continue to underperform larger ones, but remain more attractively valued on a relative basis. Likewise, those companies with low earnings valuations fared the best. The technology, capital equipment, and energy sectors all fell by at least 25% during the reporting period, with semiconductor capital equipment logging in as the worst performing sector with a 62% decline. In contrast, the fall of long-term interest rates triggered a demand for quality, with Treasury bonds posting strong results. Utilities were the best performing sector during the reporting period, but the Fund held little exposure in this sector due to its investment mandate.

What were some of the strategies and techniques implemented during the year?

The Fund's strategy has remained consistent since its inception. The Fund is fully invested and does not attempt to forecast the direction of the market. History has shown that a fully invested approach has proven more successful over the long term, and this strategy combined with a quantitative and fundamental approach to stock selection characterizes the Fund's investment technique. The Fund maintains a diversified base of about 250 stocks, with the 20 largest holdings comprising about 18% of the portfolio. This diversified positioning reduces the inevitable volatility that is inherent to the stock market. The Fund's buy and hold approach allows its winners the opportunity to rebound from temporary declines with strong long-term performance.

What themes can be seen in the current portfolio (industry weightings) and why?

The Fund's sector weightings and fundamental characteristics are generally consistent with those of the Lipper MidCap Index. However, the Fund tends to achieve a higher return on capital bias, and currently forecasts long-term earnings growth of about 21% and an investment weighted median market capitalization of about $3 billion. To give these numbers some perspective, the S&P 500 Index anticipates growth of 13% and a market capitalization of $40 billion, with a yield that is about four times that of this Fund. When compared to the S&P MidCap Index (representing companies with a $250 million to $1 billion capitalization), the Fund is overweighted in technology, health care, and consumer services, and has materially fewer investments in the energy, process industries, and utility sectors. Currently, the Fund's largest long-term sector is technology (25%), followed by consumer services (16%) and health care (14%).

What individual security holdings changed significantly during the year?

The Fund sold several securities that experienced a decline in fundamentals during the reporting period. As a general rule, the Fund allows its top performing securities to run their course and add new holdings at modest weightings. As it is impossible to predict which companies will become successful long-term holdings, the Fund maintains a diversified base of securities and continuously evaluates each company's ongoing growth prospects.

What is the strategy for the next six to twelve months?

The Fund's strategy has remained consistent and proven successful under various market conditions. Key principles of the strategy are to maintain both diversity and a buy-and-hold approach among its core securities, in an effort to achieve higher long-term performance within the dynamic equity sector. This approach has also resulted in a very tax efficient strategy for investors, as evidenced by the fact that the Growth Fund has never made a capital gains distribuiton.

Griffin Growth Fund

The two charts below show the performance of both classes of shares of the Griffin Growth Fund compared with the Standard & Poor's MidCap 400 Index and the Lipper Mid-Cap Equity Funds Average. If you had invested $10,000 in Class A shares of the Griffin Growth Fund when the Fund commenced operations on June 12, 1995, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1998. If you had invested $10,000 in Class B of the Fund when they were first offered on June 12, 1995, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through the period ended September 30, 1998. The Standard & Poor's MidCap 400 Index is an unmanaged index of 400 publicly traded, middle capitalization stocks. The Lipper Mid-Cap Equity Funds Average is based on a universe of approximately 353 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Growth Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

The Griffin Growth Fund A
{CHART APPEARS HERE}

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)

One year......................................................-15.68%
Since Inception................................................11.08%

Value of $10,000 Invested

Griffin Growth      S&P MidCap 400      Lipper Mid-Cap Equity
     Fund                Index                Average
           Dollar            Dollar                Dollar
  Months   Value     Months  Value       Months    Value
 -------  ------    -------  ------     --------  --------
Initial  $9,550      Initial   $10,000     Initial  $10,000
Jun      $9,827      Jun       $10,265     Jun      $10,000
Sep     $11,135      Sep       $11,266     Sep      $11,101
Dec     $11,359      Dec 95    $11,425     Dec 95   $11,310
Mar     $12,000      Mar       $12,129     Mar      $11,998
Jun     $12,680      Jun       $12,479     Jun      $12,602
Sep     $13,178      Sep       $12,845     Sep      $13,012
Dec     $13,341      Dec 96    $13,623     Dec 96   $13,316
Mar     $12,221      Mar       $13,420     Mar      $12,539
Jun     $14,289      Jun       $15,393     Jun      $14,519
Sep     $16,032      Sep       $17,868     Sep      $16,625
Dec 97  $15,688      Dec 97    $18,017     Dec 97   $16,067
Mar     $17,641      Mar       $20,000     Mar      $18,003
Jun     $17,392      Jun       $19,572     Jun      $17,751
Sep     $14,155      Sep       $16,742     Sep      $14,529

THE GRIFFIN GROWTH FUND CLASS B

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)

One year.......................................................-17.36%
Since Inception................................................ 11.34%

VALUE OF $10,000 INVESTED

Griffin Growth      S&P MidCap 400      Lipper Mid-Cap Equity
     Fund                Index                Average
           Dollar            Dollar                Dollar
  Months   Value     Months  Value       Months    Value
 -------  ------    -------  ------     --------  --------
Initial  $10,000     Initial  $10,000    Initial  $10,000
Jun      $10,270     Jun      $10,265    Jun      $10,000
Sep      $11,650     Sep      $11,266    Sep      $11,101
Dec 95   $11,871     Dec 95   $11,425    Dec 95   $11,310
Mar      $12,532     Mar      $12,129    Mar      $11,998
Jun      $13,233     Jun      $12,479    Jun      $12,602
Sep      $13,725     Sep      $12,845    Sep      $13,012
Dec 96   $13,885     Dec 96   $13,623    Dec 96   $13,316
Mar      $12,704     Mar      $13,420    Mar      $12,539
Jun      $14,828     Jun      $15,393    Jun      $14,519
Sep      $16,320     Sep      $17,868    Sep      $16,625
Dec 97   $15,937     Dec 97   $18,017    Dec 97   $16,067
Mar      $17,894     Mar      $20,000    Mar      $18,003
Jun      $17,609     Jun      $19,572    Jun      $17,751
Sep      $14,004     Sep      $16,742    Sep      $14,529


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lowe.

Schedule of Investments
Griffin Growth Fund
September 30, 1998

[PIE CHART APPEARS HERE]
Business Services                                                   11%
Capital Equipment                                                    2%
Consumer Non-Durables                                                4%
Financial Services                                                  13%
Health Care                                                         14%
Media & Communications                                               8%
Resources                                                            6%
Retailing                                                            8%
Technology                                                          28%
Cash                                                                 2%
Other                                                                4%

Investment Categories Reflect Percentages of Investments in Securities

                                                                     Number of       Market
Name of Issuer                                                        Shares        Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Common Stocks (98.4%):
        Business Services (11.2%):
                AccuStaff Inc.  (b)......................            8,500     $123,781
                Air Express International................           11,600      185,600
                Apollo Group Incorporated  (b)...........           10,500      292,688
                Atlantic Southeast Airlines..............            8,300      294,650
                Carnival Corp............................           14,600      464,462
                Catalina Marketing Corp.  (b)............            5,100      239,700
                Cintas Corporation.......................            2,000      100,250
                Comair Holdings Inc......................           15,025      431,969
                Equifax Inc..............................           10,200      364,012
                Equity Corporation International  (b)....            9,200      207,000
                IMS Health Incorporated..................            7,300      452,144
                Interim Services Incorporated  (b).......            8,700      178,894
                Interpublic Group of Companies Inc.......            6,500      350,594
                Kansas City Southern Industries Inc......            9,800      343,000
                LaSalle Partners Incorporated  (b).......           11,300      369,369
                Mutual Risk Management LTD...............           18,200      643,825
                Omnicom Group Incorporated...............            8,200      369,000
                Paychex Inc..............................           10,050      518,203
                Petersen Companies Inc., Class A  (b)....            5,500      156,750
                Primark Corporation  (b).................            8,400      256,200
                Quintiles Transnational Corporation (b)..            7,600      332,500
                Robert Half International Inc  (b).......           10,850      468,584
                Romac International  (b).................           14,900      268,200
                Security Capital Group, Series B  (b)....           16,000      288,000
                Service Corporation International........            8,000      255,000
                Superior Services  (b)...................           12,300      346,706
                Sylvan Learning Systems  (b).............            6,525      152,522
                The Vincam Group  (b)....................           13,250      181,359
                Waste Management Inc.....................           12,300      591,169
                                                                            -----------
                                                                              9,226,131
                                                                            -----------

Capital Equipment (2.2%):
                Cable Design Technologies  (b)...........            8,950     $114,112
                Danaher Corp.............................           12,800      384,000
                Donaldson Company, Inc...................           11,700      187,200
                IDEX Corporation.........................            8,050      213,828
                Kennametal Inc...........................            4,900      131,994
                Littlelfuse Inc.  (b)....................            7,000      139,125
                MSC Industrial Direct Company............           12,300      246,000
                Parker-Hannifin..........................            6,950      206,328
                Roper Industries.........................            9,300      161,588
                                                                            -----------
                                                                              1,784,175
                                                                            -----------
        Consumer Cyclicals (3.6%):
                Bed Bath & Beyond  (b)...................           23,400      546,975
                Gulfstream Aerospace Corporation  (b)....            7,100      285,775
                Harley-Davidson Inc......................           10,800      317,250
                Lennar Corp..............................            7,400      165,112
                Lilly Industries.........................           11,800      207,975
                LNR Property Corporation.................            6,900      133,256
                Oakwood Homes Corp.......................           10,700      140,438
                Rouse Company............................            6,700      180,481
                Sherwin-Williams Co......................           10,600      229,225
                Valspar..................................           13,300      398,169
                Williams - Sonoma Inc.  (b)..............           16,000      341,000
                                                                            -----------
                                                                              2,945,656
                                                                            -----------

        Consumer/ Durable (0.6%):
                American Standard Companies  (b).........            6,100      160,888
                Leggett & Platt Inc......................           16,000      332,000
                                                                            -----------
                                                                                492,888
                                                                            -----------
        Consumer/ Non-Durable (4.1%):
                CVS Corporation..........................            9,400      411,838
                Harcourt Genera..........................            7,500      362,813
                International Multifoods Corporation.....            8,500      139,719
                Jones Apparel Grou.......................            9,200      211,025
                Lancaster Colony.........................            9,447      290,495
                Mattel Inc...............................            9,525      266,700
                Nautica Enterprises Inc.  (b)............            8,300      155,106
                Pioneer Hi-Bred International............            8,800      231,000
                Quiksilver Incorporated  (b).............           12,000      218,250
                Sealed Air Corp.  (b)....................            5,800      184,875
                Tootsie Roll Industries Inc..............           11,506      405,587
                Unifi Inc................................            6,500      100,343
                Warnaco Group Inc........................            7,600      175,750
                Westwood One Inc.  (b)...................            8,500      151,937
                Wolverine World Wide.....................            9,600      104,400
                                                                            -----------
                                                                              3,409,838
                                                                            -----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Growth Fund (Continued)
September 30, 1998

Investment Categories Reflect Percentages of Investments in Securities

                                                                     Number of       Market
Name of Issuer                                                        Shares        Value (a)
--------------------------------------------------------------------------------------------
Financial Services (13.1%):
                ACE Limited..............................           14,300     $429,000
                ACNielsen Corporation  (b)...............           12,000      267,000
                Ambac Financial Group Inc................            8,700      417,600
                Amvescap PLC ADR.........................            6,000      174,000
                Bank of New York Co. Inc.................           16,200      443,475
                Charter One Financial....................           11,550      287,306
                City National Corp.......................           13,100      410,194
                Finova Group Inc.........................            9,600      479,400
                First America Corp., Tennesee............           11,600      445,150
                Franklin Resources Inc...................           15,100      453,000
                Investment Technology Group  (b).........           13,500      367,875
                JSB Financial Inc........................            8,200      420,762
                Legg Mason Incorporated..................           12,200      321,013
                Mercantile Bancorporation Inc............            4,868      235,490
                Mercury General Corporation..............            7,900      296,250
                MGIC Investment Corporation..............            6,400      236,000
                Northern Trust Corporation...............            7,900      539,175
                Progressive Corporation..................            4,500      507,375
                Protective Life Corporation..............           12,700      457,200
                Providian Financial Corporation..........            6,500      551,281
                Raymond James Financial lnc..............           16,425      344,925
                Schwab (Charles) Corp....................           13,800      543,375
                Silicon Valley Bancshares  (b)...........           14,000      224,000
                State Street Boston Corporation..........            9,300      507,431
                SunAmerica Incorporated..................            9,900      603,900
                TCF Financial............................           10,000      198,750
                U.S. Bancorp.............................           11,500      408,969
                Zions Bancorporation.....................            6,000      244,875
                                                                            -----------
                                                                             10,814,771
                                                                            -----------
        Health Care (13.8%):
        Drugs & Medicine (5.7%):
                Agouron Pharmaceuticals Incorporated(b)...           6,100      210,069
                Amgen  (b)................................           5,600      423,150
                Biochem Pharma Inc........................           7,000      128,625
                Biogen Inc.  (b)..........................           8,400      552,825
                Cardinal Health Inc.......................           7,050      727,912
                Elan PLC ADR  (b).........................           5,600      403,550
                Gilead Sciences Inc.  (b).................           5,800      125,425
                Guilford Pharmaceuticals Inc.  (b)........           5,700       79,800
                Human Genome Sciences Inc.  (b)...........           8,000      240,000
                Incyte Pharmaceuticals Incorporated(b)....           7,800      165,750
                Isis Pharmaceuticals  (b).................           7,800       88,725
                Life Technologies.........................           7,700      256,988
                Millennium Pharmaceuticals
                Incorporated (b)..........................           15,000     260,625
                Protein Design Labs Incorporated (b)......            5,700     136,800
                Sofamor Danek Group Corporation  (b)......            5,000     445,000
                Watson Pharmaceuticals Incorporated  (b)..            9,000     456,750
                                                                            -----------
                                                                              4,701,994
                                                                            -----------
Health Care/Non-Drug (3.7%):
                Arterial Vascular Engineering Inc (b)....           10,600     $392,200
                Boston Scientific Corporation  (b).......            4,500      231,188
                Guidant Corporation......................           10,300      764,775
                Henry Schein Incorporated................            8,400      291,900
                Medtronic Inc............................            6,000      347,250
                Omnicare Inc.............................           12,000      423,000
                Physio-Control International Corp. (b)...            9,900      272,250
                Teleflex Inc.............................            8,900      311,500
                                                                            -----------
                                                                              3,034,063
                                                                            -----------
        Hmo/Hospital Management (4.5%):
                HCR Manor Care  (b)......................            8,950      262,347
                Health Management Association CL A(b)....           24,993      456,122
                HealthSouth Corp.  (b)...................           14,300      151,044
                Lincare Holdings Incorporated  (b).......           10,400      403,000
                Orthodontic Centers of America Inc.(b)...           11,500      191,906
                PacifiCare Health Systems  (b)...........            2,100      156,450
                Quorum Health Group Incorporated  (b)....           12,150      197,438
                Tenet Healthcare Corp.  (b)..............           10,915      313,806
                Total Renal Care Holdings
                Incorporated (b).........................           19,279      462,696
                United HealthCare Corp...................            6,100      213,500
                Universal Health Services  (b)...........            7,800      325,650
                VISX Incorporated  (b)...................            8,000      536,000
                                                                            -----------
                                                                              3,669,959
                                                                            -----------

        Total Health Care................................                    11,406,016
                                                                            -----------
        Media & Communications (7.9%):
                Belo (A.H.) Corp.........................           14,200      284,000
                Cellular Communications
                International Inc........................            3,500      189,875
                Centennial Cellular Corp.  (b)...........            5,100      163,200
                Central Newspaper Inc....................            3,600      205,200
                Chancellor Media Corporation  (b)........            9,200      307,050
                Clear Channel Communications Inc.  (b)...           18,600      883,500
                Cox Communications  (b)..................            9,800      535,325
                Emmis Broadcasting Corp.  (b)............            6,400      241,600
                ICG Communications Inc.  (b).............           11,000      185,625
                Jacor Communications Inc.  (b)...........            8,600      435,375
                Mcleodusa Incorporated  (b)..............            8,900      194,687
                Meredith Corporation.....................            9,000      288,000
                Outdoor Systems..........................           29,100      567,450
                TCA Cable TV.............................           15,000      421,875
                Univision Communications Inc.  (b).......           10,000      297,500
                U.S. Cellular Corp.  (b).................            5,500      163,969
                Valassis Communications  (b).............            8,700      348,000
                Vodafone Group PLC ADR...................            7,100      800,525
                                                                            -----------
                                                                              6,512,756
                                                                            -----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Growth Fund (Continued)
September 30, 1998

                                                                         Number of       Market
Name of Issuer                                                            Shares        Value (a)
-------------------------------------------------------------------------------------------------
Resources (6.0%):
                AES Corp.  (b)............................          11,600     $429,925
                Allied Waste Industries Inc.  (b).........          13,000      303,875
                Apache Corp...............................           9,300      249,356
                B J Services Co.  (b).....................          14,300      232,375
                Barrett Resources Corporation Inc.(b).....           5,900      119,106
                Cooper Cameron Corporation  (b)...........           8,000      225,000
                Devon Energy Corporation..................           6,600      217,388
                Ecolab....................................          12,900      366,844
                Noble Affiliates..........................           6,700      213,562
                Noble Drilling Corporation ...............          10,000      147,500
                Nuevo Energy Co.  (b).....................           4,600       97,175
                Ocean Energy Incorporated  (b)............           8,000      105,000
                Pride International Inc.  (b).............          12,000       96,000
                Sigma-Aldrich Corporation.................          14,400      415,800
                Smith International  (b)..................          11,200      307,300
                Sybron International Corp.  (b)...........          20,400      390,150
                Tosco Corp................................          11,100      238,650
                Veritas DGC Incorporated  (b).............           9,000      150,188
                Waters Corporation  (b)...................           7,500      502,500
                Weatherford International  (b)............           5,000      108,125
                                                                            -----------
                                                                              4,915,819
                                                                            -----------
        Retailing (8.2%):
                Autozone Inc.  (b).......................           14,900      366,912
                BJ's Wholesale Club Inc.  (b)............            9,000      330,750
                Borders Group Incorporated  (b)..........           12,100      269,225
                CDW Computer Centers Inc.................            4,000      213,000
                Circuit City Stores Inc..................            8,700      289,819
                CompUSA Inc.  (b)........................            9,500      164,469
                Consolidated Stores  (b).................            8,600      168,775
                Dollar General Corp......................           29,863      795,102
                Fred Meyer Incorporated  (b).............            8,030      312,166
                Kohl's Corp.  (b)........................            9,000      351,000
                Land's End Inc.  (b).....................           10,800      199,800
                Mirage Resorts  (b)......................            8,700      145,725
                Office Depot  (b)........................           19,200      430,800
                Outback Steakhouse Inc.  (b).............            6,800      179,350
                Safeway Inc.  (b)........................           13,400      621,425
                Staples Incorporated  (b)................            3,000       88,125
                Starbucks Corp.  (b).....................            6,800      246,075
                The Men's Wearhouse Inc.  (b)............           13,650      235,462
                Tiffany & Company........................           11,100      348,263
                TJX Companies............................           19,600      349,125
                Whole Foods Market Inc.  (b).............            9,000      379,125
                Zale Corp.  (b)..........................           10,500      269,063
                                                                            -----------
                                                                              6,753,556
                                                                            -----------
Technology (27.7%):
        Communications Equipment (2.1%):
                Aspect Telecommunications Corp.  (b)......           8,500     $204,000
                Comverse Technology Incorporated  (b).....           7,300      298,388
                DSP Communications Incorporated  (b)......           8,200       67,650
                Ericsson L.M. Telephone Co. ADR...........          11,200      205,800
                Nextel Communications Inc., Class A  (b)..          14,000      282,625
                Powertel Incorporated  (b)................          13,700      185,806
                WorldCom Incorporated  (b)................          10,200      498,525
                                                                            -----------
                                                                              1,742,794
                                                                            -----------
        Computer Communications (1.6%):
                Ascend Communications Inc.  (b)...........           7,600      345,800
                Cisco Systems Inc.  (b)...................          11,100      686,119
                Intermedia Communications  (b)............          11,400      280,012
                                                                            -----------
                                                                              1,311,931
                                                                            -----------
        Computer/Electronic Equipment (2.4%):
                Dionex Corporation  (b)...................           9,940      231,105
                Sanmina Corporation  (b)..................           8,000      225,000
                Symbol Technologies.......................          15,450      792,778
                Tellabs  (b)..............................          15,576      620,120
                Teradyne Inc.  (b)........................           4,600       83,950
                                                                            -----------
                                                                              1,952,953
                                                                            -----------
        Computer Services (3.9%):
                Affiliated Computer Services  (b).........          10,700      326,350
                America Online Delaware Inc...............           7,600      845,500
                Cambridge Technology Partners.............           9,700      216,431
                DST Systems Incorporated  (b).............           6,400      337,600
                HBO & Co..................................          24,600      710,325
                Saville Systems Ireland PLC...............          13,700      198,650
                Shared Medical Systems Corp...............           5,500      292,531
                SunGard Data Systems Incorporated  (b)....           9,500      299,250
                                                                            -----------
                                                                              3,226,637
                                                                            -----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Growth Fund (Continued)
September 30, 1998

                                                                     Number of       Market
Name of Issuer                                                        Shares        Value (a)
---------------------------------------------------------------------------------------------
 Computer Software (8.9%):
                Adobe Systems Inc.........................           6,800     $235,875
                BMC Software Inc.  (b)....................          17,800    1,069,112
                Cadence Design Systems  (b)...............          17,600      449,900
                CBT Group PLC ADR  (b)....................           7,600      102,600
                Citrix Systems  (b).......................           8,200      582,200
                Compuware Corp.  (b)......................          16,500      971,437
                Electronic Arts  (b)......................          11,000      482,625
                IDX Systems Corporation  (b)..............           7,400      392,200
                Intuit  (b)...............................           7,500      349,219
                Keane Incorporated  (b)...................           2,000       70,250
                Network Associates Incorporated  (b)......          14,287      507,189
                Oracle Corp.  (b).........................          12,250      356,781
                Parametric Technology Corp.  (b...........          10,200      102,638
                People Soft Inc.  (b).....................          12,400      404,550
                Sterling Commerce Inc.  (b)...............          10,500      363,562
                Symantec Corp.  (b).......................          13,800      181,988
                Synopsys Inc.  (b)........................           4,800      159,900
                Veritas Software Corporation  (b).........           6,400      353,600
                Visio Corporation  (b)....................           8,000      192,500
                                                                            -----------
                                                                              7,328,126
                                                                            -----------
        Electronics (5.6%):
                Altera Corporation  (b)...................          12,000      421,500
                Analog Devices  (b).......................          11,800      189,537
                Dallas Semiconductor......................          10,500      283,500
                Gateway 2000 Incorporated  (b)............           7,500      390,938
                Hubbell Incorporated, Series B ...........           7,000      248,500
                Lattice Semiconductor Corporation  (b)....           4,000       99,000
                Linear Technology Corp....................           9,200      460,000
                Maxim Integrated Products Inc.  (b).......          19,200      535,200
                Microchip Technology Inc.  (b)............           7,400      161,875
                Molex Inc CL A ...........................          11,726      318,068
                Raychem Corp..............................           7,300      177,938
                SCI Systems Inc.  (b).....................           9,700      261,294
                SDL Incorporated  (b).....................           7,100       88,750
                Tyco International........................           7,700      425,425
                Uniphase Corporation  (b).................           2,000       82,000
                Vitesse Semiconductor Corporation  (b)....          10,500      248,062
                Xilinx Inc.  (b)..........................           7,500      262,500
                                                                            -----------
                                                                              4,654,087
                                                                            -----------
        Other Technology (3.2%):
                Applied Materials Inc.  (b)...............          12,000      303,000
                BE Aerospace  (b).........................          10,000      220,000
                Cognex Corp.  (b).........................           7,500       87,187
                Diebold Incorporated......................           6,500      143,000
                EMC Corp-Mass  (b)........................          14,200      812,062
                Network Appliance Inc.  (b)...............           8,800      445,500
                Sun Microsystems Inc.  (b)................          13,200      657,525
                                                                            -----------
                                                                              2,668,274
                                                                            -----------

        Total Technology..................................                   22,884,802
                                                                            -----------
Total Common Stocks (cost: $74,149,778)...................                   81,146,408
                                                                            -----------
Short-Term Securities (1.6%):
        Repurchase Agreement (1.6%):
                State Street Bank & Trust Co. Master
                        Repurchase Agreement, 4.00%, dated
                        9/30/98 due 10/1/98, Collateralized by
                        U.S. Government Securities
                        (delivery value $1,321,745).......      $1,321,745   $1,321,745
                                                                            -----------
Total Short-Term Securities (cost: $1,321,745)............                    1,321,745
                                                                            -----------
Total Investments in Securities
                (cost: $75,471,523)(c)(92.3%)............        .           82,468,153
                                                                            -----------
Other Assets Less Liabilities (7.7%)......................                    6,841,420
                                                                            -----------
Net Assets (100.0%).......................................                  $89,309,573
                                                                            ===========

Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Currently non-income producing.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation           $15,654,300
        Gross unrealized depreciation           (8,657,670)
                                                -----------
        Net unrealized appreciation             $6,996,630
                                                ===========

                                 See accompanying notes to financial statements.

Statements of Assets and Liabilities

September 30, 1998


                                                                                          Money          Tax-Free       Short-Term
                                                                                          Market          Money            Bond
                                                                                           Fund         Market Fund        Fund
                                                                                           ----         -----------        ----
Assets
Investments:
    In securities, at market value* (note 1) .......................................   $237,590,935    $22,829,399     $103,152,206
Cash ...............................................................................              0              0                0
Receivables:
    Dividends and Interest .........................................................      1,597,541         203,671       1,845,479
    Fund shares sold ...............................................................      3,779,087       1,029,285       2,285,459
    Investment securities sold .....................................................              0               0               0
    Other receivables ..............................................................              0               0               0
Organization expenses, net of amortization (note 1) ................................            850             850           8,672
                                                                                       ------------    ------------    ------------

                             Total assets ..........................................    242,968,413      24,063,205      107,291,816
                                                                                       ------------    ------------    ------------

Liabilities

Distributions to shareholders ......................................................        953,993          53,145         417,175
Fund shares redeemed ...............................................................      4,218,367         869,855       8,226,979
Payable for securities purchased ...................................................              0               0               0
Payable for advisory fees ..........................................................         40,610               0               0
Payable for distribution fees ......................................................         38,398           4,672          21,459
Payable for administration fees ....................................................         39,583           4,672          17,026
Other Liabilities...................................................................         87,685          52,639          76,275

                        Total liabilities ..........................................      5,378,636         984,983       8,758,914
                                                                                       ------------    ------------    ------------

                               Net Assets ..........................................   $237,589,777     $23,078,222     $98,532,902
                                                                                       ============    ============    ============

Net assets consist of:
    Capital stock, Class A or single class .........................................        237,590          23,083           9,457
    Capital stock, Class B .........................................................            N/A             N/A              34
    Additional paid in capital, Class A or single class ............................    237,352,382      23,060,081      95,172,629
    Additional paid in capital, Class B ............................................            N/A             N/A         347,771
    Undistributed net investment income ............................................             45             (29)              0
    Accumulated net realized gain (loss) on investments and
      futures contracts ............................................................           (240)         (4,913)        227,090
    Net unrealized appreciation on investments
      and futures contracts ........................................................              0               0       2,775,921
                                                                                       ------------    ------------    ------------

                               Net Assets ..........................................   $237,589,777     $23,078,222     $98,532,902
                                                                                       ============    ============    ============

Computation of net asset value and offering price (note 4):
    Net assets, Class A or single class ............................................   $237,589,777     $23,078,222     $98,175,632
    Shares outstanding, Class A or single class ....................................    237,589,972      23,083,164       9,457,041
    Net asset value, Class A or single class .......................................          $1.00           $1.00          $10.38
    Maximum offering price, Class A or single class ................................          $1.00           $1.00          $10.76
    Net assets, Class B ............................................................            N/A             N/A        $357,270
    Shares outstanding, Class B ....................................................            N/A             N/A          34,445
    Net asset value and offering price, Class B ....................................            N/A             N/A          $10.37

* Investments in securities, at identified cost                                        $237,590,935     $22,829,399    $100,376,285

                                 See accompanying notes to financial statements.

Statements of Assets and Liabilities

September 30, 1998

                                                                                           U.S.                          Municipal
                                                                                        Government          Bond           Bond
                                                                                        Income Fund         Fund           Fund
                                                                                        -----------         ----           ----
Assets
Investments:
    In securities, at market value* (note 1) ........................................   $150,566,123    $113,954,417    $23,398,486
Cash ................................................................................         10,816               0          7,016
Receivables:
    Dividends and Interest ..........................................................      1,070,813       1,441,516        330,520
    Fund shares sold ................................................................        902,233       1,250,970        310,675
    Investment securities sold ......................................................              0       8,108,122              0
    Other receivables ...............................................................              0               0          6,015
Organization expenses, net of amortization (note 1) .................................            850             850            850
                                                                                        ------------    ------------   ------------

                             Total assets ...........................................    152,550,835     124,755,875     24,053,562
                                                                                        ------------    ------------   ------------

Liabilities

Distributions to shareholders .......................................................        511,389         443,152         74,632
Fund shares redeemed ................................................................      9,573,398       7,886,562      1,537,343
Payable for securities purchased ....................................................     28,384,778      19,858,635              0
Payable for advisory fees ...........................................................         11,889           4,190              0
Payable for distribution fees .......................................................         27,953          21,344            346
Payable for administration fees .....................................................         19,815          16,760          3,815
Other accrued expenses ..............................................................         86,977          76,089         23,378

                        Total liabilities ...........................................     38,616,199      28,306,732      1,639,514
                                                                                        ------------    ------------   ------------

                               Net Assets ...........................................   $113,934,636     $96,449,143    $22,414,048
                                                                                        ============    ============   ============

Net assets consist of:
    Capital stock, Class A or single class ..........................................         11,117         10,248           2,267
    Capital stock, Class B ..........................................................            583             70              59
    Additional paid in capital, Class A or single class .............................    101,639,690     91,581,907      20,944,650
    Additional paid in capital, Class B .............................................      5,435,554        627,814         537,921
    Undistributed net investment income .............................................          1,296              0               0
    Accumulated net realized gain (loss) on investments and
      futures contracts .............................................................      2,057,502        878,410         (89,109)
    Net unrealized appreciation on investments
      and futures contracts .........................................................      4,788,894      3,350,694       1,018,260
                                                                                        ------------    ------------   ------------

                               Net Assets ...........................................   $113,934,636     $96,449,143     $22,414,048
                                                                                        ============    ============   ============

Computation of net asset value and offering price (note 4):
    Net assets, Class A or single class .............................................    $108,252,433    $95,793,823    $21,846,376
    Shares outstanding, Class A or single class .....................................      11,116,831     10,248,368      2,266,637
    Net asset value, Class A or single class ........................................           $9.74          $9.35          $9.64
    Maximum offering price, Class A or single class .................................          $10.20          $9.79         $10.09
    Net assets, Class B .............................................................      $5,682,203       $655,320       $567,672
    Shares outstanding, Class B .....................................................         583,016         70,160         58,880
    Net asset value and offering price, Class B .....................................           $9.75          $9.34          $9.64

* Investments in securities, at identified cost                                         $145,777,229    $110,603,723    $22,380,226


                                                                                      California        Growth &
                                                                                       Tax-Free          Income          Growth
                                                                                         Fund             Fund            Fund

Assets
Investments:
    In securities, at market value* (note 1) ........................................   $49,975,491    $322,392,594     $82,468,153
Cash ................................................................................        97,886               0               0
Receivables:
    Dividends and Interest ..........................................................       724,357         377,075          31,535
    Fund shares sold ................................................................       415,526      15,229,996       8,126,475
    Investment securities sold ......................................................     1,081,324         626,411         486,500
    Other receivables ...............................................................         3,366          52,757           9,087
Organization expenses, net of amortization (note 1) .................................           850             850           8,672
                                                                                       ------------    ------------    ------------

                             Total assets ...........................................    52,298,800     338,679,683      91,130,422
                                                                                       ------------    ------------    ------------



Liabilities

Distributions to shareholders .......................................................       158,676               0               0
Fund shares redeemed ................................................................     1,401,041       1,960,469         735,536
Payable for securities purchased ....................................................     1,004,990       6,691,217         961,579
Payable for advisory fees ...........................................................         2,052          66,906          18,919
Payable for distribution fees .......................................................        15,082          92,642          20,150
Payable for administration fees .....................................................         8,209          51,881          13,491
Other accrued expenses ..............................................................        30,135         132,779          71,174

                        Total liabilities ...........................................     2,620,185       8,995,894       1,820,849
                                                                                       ------------    ------------    ------------

                               Net Assets ...........................................   $49,678,615    $329,683,789     $89,309,573
                                                                                       ============    ============    ============

Net assets consist of:
    Capital stock, Class A or single class ..........................................         4,862          16,964           5,684
    Capital stock, Class B ..........................................................           927           2,697             364
    Additional paid in capital, Class A or single class .............................    39,480,083     285,585,994      82,420,651
    Additional paid in capital, Class B .............................................     7,521,699      46,549,889       5,169,758
    Undistributed net investment income .............................................             0             720               0
    Accumulated net realized gain (loss) on investments and
      futures contracts .............................................................       (72,959)     13,959,719      (5,283,514)
    Net unrealized appreciation on investments
      and futures contracts .........................................................     2,744,003    (16,432,194)       6,996,630
                                                                                       ------------    ------------    ------------

                               Net Assets ...........................................   $49,678,615    $329,683,789     $89,309,573
                                                                                       ============    ============    ============

Computation of net asset value and offering price (note 4):
    Net assets, Class A or single class .............................................   $41,723,173    $284,576,839     $84,019,642
    Shares outstanding, Class A or single class .....................................     4,862,184      16,964,005       5,684,325
    Net asset value, Class A or single class ........................................         $8.58          $16.77          $14.78
    Maximum offering price, Class A or single class .................................         $8.98          $17.56          $15.48
    Net assets, Class B .............................................................    $7,955,442     $45,106,950      $5,289,931
    Shares outstanding, Class B .....................................................       926,719       2,696,898         363,922
    Net asset value and offering price, Class B .....................................         $8.58          $16.73          $14.54

* Investments in securities, at identified cost .....................................   $47,231,488    $338,824,788     $75,471,523

                                 See accompanying notes to financial statements.

Statements of Operations

For the six month period ended September 30, 1998

                                                                       Money        Tax-Free     Short-Term
                                                                       Market         Money         Bond
                                                                        Fund       Market Fund      Fund
                                                                    ------------- -------------- ------------
Investment income:
    Interest ....................................................   $13,066,598       $889,911     $4,539,805
    Dividends (net of foreign withholding taxes of $68,503 and
      $2263 for the Growth & Income Fund
      and Growth Fund, respectively) ............................             0              0              0
                                                                    -----------    -----------    -----------

           Total income .........................................    13,066,598        889,911      4,539,805
                                                                    -----------    -----------    -----------

Expenses:
    Advisory fees (note 2) ......................................     1,164,039        123,551        380,026
    Administration and accounting fees (note 2) .................       465,616         49,421        152,010
    Distribution fees (note 2) ..................................       465,616         49,421        191,267
    Amortization of organization expenses .......................        17,108         17,108          5,103
    Legal and audit fees ........................................        59,927         31,901         38,818
    Registration fees ...........................................        27,103          9,877         29,522
    Directors' fees .............................................         8,834          8,834          8,834
    Shareholder reports .........................................        35,449          2,543         24,846
    Insurance expense ...........................................         9,611            678          2,086
    Custodian fees ..............................................        10,083          4,125          3,593
    Printing and postage ........................................        98,479         17,065         73,408
                                                                    -----------    -----------    -----------

           Total expenses .......................................     2,361,865        314,524        909,513
                                                                    -----------    -----------    -----------
Less:
    Waived fees (note 2) ........................................      (686,020)      (132,121)      (382,961)
    Reimbursement from administrator (note 2)....................             0              0              0
    Expense reductions (note 5) .................................           (10)          (839)        (1,079)
                                                                    -----------    -----------    -----------

           Net expenses .........................................     1,675,835        181,564        525,473
                                                                    -----------    -----------    -----------
           Net investment income (loss) .........................    11,390,763        708,347      4,014,332
                                                                    -----------    -----------    -----------

Realized and unrealized gain (loss) on investments:
    Net realized gain (loss) on sale of investments .............         (195)           (249)      265,015
    Net realized gain (loss) on sale of futures contracts .......             0              0             0
    Net change in unrealized appreciation
   (depreciation )of investments ................................             0              0     2,487,054
                                                                    -----------    -----------    -----------

           Net realized and unrealized gain (loss) on investments          (195)             0     2,752,069
                                                                    -----------    -----------    -----------
           Net increase(decrease)in net assets
           resulting from operations.............................   $11,390,568       $708,098    $6,766,401
                                                                    ===========    ===========    ===========

                                 See accompanying notes to financial statements.

Statements of Operations

For the six month period ended September 30, 1998

                                                                        U.S.                     Municipal
                                                                     Government      Bond           Bond
                                                                     Income Fund     Fund           Fund
                                                                    ------------- ------------  -------------
Investment income:
    Interest ....................................................    $6,540,533    $5,032,600       $746,626
    Dividends (net of foreign withholding taxes of $11,942 and
      $462 for the Growth & Income Fund
      and Growth Fund, respectively) ............................             0             0              0
                                                                    -----------    -----------    -----------

           Total income .........................................     6,540,533     5,032,600        746,626
                                                                    -----------    -----------    -----------

Expenses:
    Advisory fees (note 2) ......................................       508,277       398,345         77,514
    Administration and accounting fees (note 2) .................       203,311       159,338         31,005
    Distribution fees (note 2) ..................................       286,196       203,580         42,473
    Amortization of organization expenses .......................        17,108        17,108         17,108
    Legal and audit fees ........................................        42,924        39,680         32,347
    Registration fees ...........................................        24,225        24,900          8,376
    Directors' fees .............................................         8,834         8,834          8,834
    Shareholder reports .........................................        25,955        24,535          2,252
    Insurance expense ...........................................         3,344         2,381            417
    Custodian fees ..............................................        10,421         7,454          3,797
    Printing and postage ........................................        69,240        76,662         13,964
                                                                    -----------    -----------    -----------

           Total expenses .......................................     1,199,835       962,817        238,087

Less:
    Waived fees (note 2) ........................................      (408,116)     (389,770)      (125,941)
    Reimbursement from administrator (note 2)....................             0             0           (785)
    Expense reductions (note 5) .................................        (2,995)         (820)          (935)
                                                                    -----------    -----------    -----------

           Net expenses .........................................       788,724       572,227        110,426
                                                                    -----------    -----------    -----------
           Net investment income (loss) .........................     5,751,809     4,460,373        636,200
                                                                    -----------    -----------    -----------

Realized and unrealized gain (loss) on investments:
    Net realized gain (loss) on sale of investments .............     2,367,546     1,069,922         63,340
    Net realized gain on sale of futures contracts ..............             0             0        (25,489)
    Net change in unrealized appreciation of investments ........     3,948,714      2,682,656       636,073
                                                                    -----------    -----------    -----------

           Net realized and unrealized gain (loss) on investments     6,316,260     3,752,578        673,924
                                                                    -----------    -----------    -----------
           Net increase in net assets resulting from operations .   $12,068,069    $8,212,951      $1,310,124
                                                                    ===========    ===========    ===========

                                                                     California       Growth &
                                                                      Tax-Free         Income          Growth
                                                                        Fund            Fund            Fund
                                                                    -------------   -------------   --------------
Investment income:
    Interest ....................................................   $1,941,382        $587,820        $58,369
    Dividends (net of foreign withholding taxes of $11,942 and
      $462 for the Growth & Income Fund
      and Growth Fund, respectively) ............................            0       5,001,378        351,670
                                                                    ------------    ------------    ------------

           Total income .........................................     1,941,382      5,589,198        410,039
                                                                    ------------    ------------    ------------

Expenses:
    Advisory fees (note 2) ......................................       197,702      1,915,644        486,160
    Administration and accounting fees (note 2) .................        79,081        638,548        162,053
    Distribution fees (note 2) ..................................       145,423      1,149,978        242,670
    Amortization of organization expenses .......................        17,108         17,108          5,103
    Legal and audit fees ........................................        34,816         74,827         52,320
    Registration fees ...........................................         7,608         69,385         21,043
    Directors' fees .............................................         8,834          8,834          8,834
    Shareholder reports .........................................         2,964         46,876         32,216
    Insurance expense ...........................................         1,276         10,899          2,575
    Custodian fees ..............................................         4,644         18,002         14,744
    Printing and postage ........................................        16,638        121,273         77,918
                                                                    ------------    ------------    ------------

           Total expenses .......................................       516,094      4,071,374      1,105,636

Less:
    Waived fees (note 2) ........................................      (193,524)    (1,094,281)      (259,087)
    Reimbursement from administrator (note 2)....................             0              0              0
    Expense reductions (note 5) .................................        (2,357)        (2,050)          (158)
                                                                    ------------    ------------    ------------

           Net expenses .........................................       320,213       2,975,043       846,391
                                                                     -----------     -----------     -----------
           Net investment income (loss) .........................     1,621,169       2,614,155      (436,352)
                                                                    ------------    ------------    ------------

Realized and unrealized gain (loss) on investments:
    Net realized gain (loss) on sale of investments .............       100,860      17,332,380    (3,947,760)
    Net realized gain on sale of futures contracts ..............        51,946               0             0
    Net change in unrealized appreciation of investments ........     1,535,686     (53,228,495)   (7,937,489)
                                                                    ------------    ------------  ------------

           Net realized and unrealized gain (loss) on investments     1,688,492     (35,896,115)  (11,885,249)
                                                                    ------------    ------------  ------------
           Net increase in net assets resulting from operations .   $3,309,661     ($33,281,960) ($12,321,601)
                                                                    ============    ============  ============

                                 See accompanying notes to financial statements.

Statements of Changes in Net Assets

For the periods ended September 30, 1998 and September 30, 1997

                                                                                                 Tax-Free
                                                           Money Market Fund                 Money Market Fund
                                                   ==================================   ============================

                                                     Year Ended         Year          Year Ended          Year
                                                        Ended          Ended             Ended            Ended
                                                       9/30/98        9/30/97           9/30/98          9/30/97
                                                   --------------  ---------------   --------------    -------------
Increase in net assets:
Operations:
        Net investment income (loss) ...........    $11,390,763      $10,224,848        $708,347         $406,673
        Net realized gain (loss)on sale of
          investments and future contracts......          (195)              (45)           (249)               0
        Net change in unrealized appreciation
          of investments .......................             0                 0               0                0
              Net increase in net
                                                   -------------    -------------    -------------    -------------
                assets resulting from operations     11,390,568       10,224,803         708,098          406,673
                                                   -------------    -------------    -------------    -------------

Distributions to shareholders:
    From net investment income
        Class A ................................    (11,407,930)     (10,224,848)       (708,347)       (406,673)
        Class B ................................            N/A              N/A              N/A             N/A
    From realized gain on investments
        Class A ................................              0                0                0               0
        Class B ................................            N/A              N/A              N/A             N/A
                                                   -------------    -------------    -------------    -------------
              Total distributions ..............    (11,407,930)     (10,224,848)        (708,347)       (406,673)
                                                   -------------    -------------    -------------    -------------

Net increase in net assets resulting
  from capital share transactions (note 4) .....      7,833,039       45,126,014         6,917,414       4,509,493
                                                   -------------    -------------    -------------    -------------

              Increase in net assets ...........      7,815,677       45,125,969         6,917,414       4,509,493
                                                   -------------    -------------    -------------    -------------

Net assets:
    Beginning net assets .......................    229,774,100      184,648,131        16,161,057      11,651,564
                                                   -------------    -------------    -------------    -------------

    Ending net assets* .........................   $237,589,777     $229,774,100       $23,078,222     $16,161,057
                                                   =============   =============      =============    ============

*Includes undistributed (over
    distributed) net investment income .........            $45          $17,212              ($29)           ($29)



                                                          Short-Term                           U.S. Government
                                                           Bond Fund                            Income Fund
                                                   ===============================   ============================

                                                     Year Ended         Year          Year Ended          Year
                                                        Ended          Ended             Ended            Ended
                                                       9/30/98        9/30/97           9/30/98          9/30/97
                                                   --------------  ---------------   --------------    -----------
Increase in net assets:
Operations:
        Net investment income (loss) ...........       $4,014,332     $1,800,936      $5,751,809       $3,808,711
        Net realized gain (loss)on sale of
          investments and future contracts......          265,015          7,108       2,367,546          353,405
        Net change in unrealized appreciation
          of investments .......................        2,487,054        370,620       3,948,714        1,035,109
              Net increase in net
                                                    -------------   ------------    -------------    -------------
                assets resulting from operations        6,766,401      2,178,664      12,068,069        5,197,225
                                                    -------------   ------------    -------------    -------------

Distributions to shareholders:
    From net investment income
        Class A ................................      (4,006,765)     (1,790,243)     (5,547,453)     (3,597,983)
        Class B ................................          (7,567)        (10,694)       (210,644)       (210,727)
    From realized gain on investments
        Class A ................................               0               0               0               0
        Class B ................................               0               0               0               0
                                                   -------------   -------------    ------------    -------------
              Total distributions ..............      (4,014,332)     (1,800,937)     (5,758,097)    (3,808,710)

Net increase in net assets resulting
  from capital share transactions (note 4) .....      45,452,675      30,254,083      27,074,247     32,005,347
                                                   -------------   -------------    -------------   -------------

              Increase in net assets ...........      48,204,744      30,631,810      33,384,219     33,393,862
                                                   -------------   -------------    -------------   -------------

Net assets:
    Beginning net assets .......................      50,328,158      19,696,347      80,550,417     47,156,555
                                                   -------------   -------------    -------------   -------------

    Ending net assets* .........................     $98,532,902     $50,328,158    $113,934,636    $80,550,417
                                                   =============   =============   =============   =============

*Includes undistributed (over
    distributed) net investment income .........              $0              $0          $1,296         $7,584

                                 See accompanying notes to financial statements.

Statements of Changes in Net Assets

For the periods ended September 30, 1998 and September 30, 1997


                                                              Bond Fund                 Municipal Bond Fund
                                                   ==============================  =============================

                                                     Year Ended           Year      Year Ended          Year
                                                       Ended              Ended        Ended            Ended
                                                      9/30/98            9/30/97      9/30/98          9/30/97
                                                   -------------      -----------  ------------    ------------
Increase in net assets:
Operations:
        Net investment income (loss) ...........      $4,460,373      $2,450,188      $636,200        $355,037
        Net realized gain (loss)on sale of
          investments and future contracts......       1,069,922         270,780        37,851           7,016
        Net change in unrealized appreciation
          of investments .......................       2,682,656         908,922       636,073         296,920
              Net increase in net
                                                    ------------     ------------   -----------    ------------
                assets resulting from operations       8,212,951       3,629,890     1,310,124         658,973
                                                    ------------     ------------   -----------    ------------

Distributions to shareholders:
    From net investment income
        Class A ................................     (4,433,688)      (2,426,201)     (619,920)       (338,814)
        Class B ................................        (28,330)         (23,987)      (16,848)        (16,223)
    From realized gain on investments
        Class A ................................              0                0             0               0
        Class B ................................              0                0             0               0
                                                   ------------    ------------    ------------    ------------
              Total distributions ..............     (4,462,018)     (2,450,188)      (636,768)       (355,037)
                                                   ------------    ------------    ------------    ------------

Net increase in net assets resulting
  from capital share transactions (note 4) .....     35,342,345       28,002,391    11,697,533       2,774,237
                                                   ------------    ------------    ------------    ------------

              Increase in net assets ...........     39,093,278       29,182,093    12,370,889      3,078,173
                                                   ------------    ------------    ------------    ------------

Net assets:
    Beginning net assets .......................     57,355,865       28,173,772    10,043,159      6,964,986
                                                   ------------     ------------    ------------   ------------

    Ending net assets* .........................   $96,449,143       $57,355,865   $22,414,048    $10,043,159
                                                   ============     ============   ============   ============

*Includes undistributed (over
    distributed) net investment income .........            $0            $1,645            $0           $568


                                                             California
                                                            Tax-Free Fund                   Growth & Income Fund
                                                   =============================     =================================

                                                    Year Ended           Year           Year Ended           Year
                                                       Ended             Ended            Ended             Ended
                                                      9/30/98           9/30/97          9/30/98           9/30/97
                                                   --------------    -----------     ---------------   ---------------
Increase in net assets:
Operations:
        Net investment income (loss) ...........       $1,621,169     $1,222,451         $2,614,155       $1,954,542
        Net realized gain (loss)on sale of
          investments and future contracts......          152,806        208,734         17,332,380       31,497,187
        Net change in unrealized appreciation
          of investments .......................        1,535,686        893,497        (53,228,495)      27,136,675
              Net increase in net
                                                    -------------    -----------      -------------      ------------
                assets resulting from operations        3,309,661      2,324,682        (33,281,960       60,588,404
                                                    -------------    -----------      -------------      ------------

Distributions to shareholders:
    From net investment income
        Class A ................................       (1,411,754)    (1,057,532)        (2,528,252)     (1,816,999)
        Class B ................................         (214,076)      (164,919)           (90,405)       (162,598)
    From realized gain on investments
        Class A ................................                0              0        (28,149,543)     (8,171,142)
        Class B ................................                0              0         (4,813,177)     (1,266,700)
                                                    -------------    -------------     -------------    -------------
              Total distributions ..............      (1,625,830)     (1,222,451)       (35,581,377)    (11,417,439)

Net increase in net assets resulting
  from capital share transactions (note 4) .....      17,173,688       5,683,503        135,954,027      94,278,663
                                                   -------------     -------------     -------------    -------------

              Increase in net assets ...........      18,857,519       6,785,734         67,090,690       143,449,628
                                                   -------------     -------------     -------------    -------------

Net assets:
    Beginning net assets .......................      30,821,096      24,035,362       262,593,099        119,143,471
                                                   -------------     -------------    -------------     -------------

    Ending net assets* .........................     $49,678,615     $30,821,096      $329,683,789       $262,593,099
                                                   =============     =============   ==============      =============

*Includes undistributed (over
    distributed) net investment income .........              $0          $4,661              $720             $5,222


                                                             Growth Fund
                                                   ==============================

                                                    Year Ended          Year
                                                       Ended            Ended
                                                      9/30/98          9/30/97
                                                   --------------   -------------
Increase in net assets:
Operations:
        Net investment income (loss) ...........      ($436,352)       ($161,042)
        Net realized gain (loss)on sale of
          investments and future contracts......     (3,947,760)      (1,043,448)
        Net change in unrealized appreciation
          of investments .......................     (7,937,489)      11,832,565
              Net increase in net
                                                     ------------   ------------
                assets resulting from operations    (12,321,601)      10,628,075
                                                     ------------   ------------

Distributions to shareholders:
    From net investment income
        Class A ................................              0                0
        Class B ................................              0                0
    From realized gain on investments
        Class A ................................              0                0
        Class B ................................              0                0
                                                   ------------     ------------
              Total distributions ..............              0                0
                                                   ------------     ------------

Net increase in net assets resulting
  from capital share transactions (note 4) .....     39,319,650       28,485,914
                                                   ------------     ------------

              Increase in net assets ...........     26,998,049       39,113,989
                                                   ------------     ------------

Net assets:
    Beginning net assets .......................     62,311,524       23,197,535
                                                   ------------     ------------

    Ending net assets* .........................    $89,309,573      $62,311,524
                                                   ============     ============

*Includes undistributed (over
    distributed) net investment income ......... $           0      $          0

                                 See accompanying notes to financial statements.

Financial Highlights

Supplemental information for a share outstanding for the                           Money Market Fund
six month period ended September 30, 1998 or throughout each        ----------------------------------------------------
fiscal year or period ended September 30.                       1998          1997        1996       1995    1994(a)
--------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................       $1.00        $1.00       $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................        0.05         0.05        0.05       0.05       0.03
Net realized and unrealized gain (loss) on investments ..        0.00         0.00        0.00       0.00       0.00
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations .....................        0.05         0.05        0.05       0.05       0.03
--------------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................       (0.05)       (0.05)      (0.05)     (0.05)     (0.03)
Distributions from net realized gain (loss) .............        0.00         0.00        0.00       0.00       0.00
Total distributions ..................................          (0.05)       (0.05)      (0.05)     (0.05)     (0.03)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........        0.00         0.00        0.00       0.00       0.00
--------------------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................       $1.00        $1.00       $1.00      $1.00      $1.00
====================================================================================================================
Total return (not annualized)(d) ........................       5.02%        5.12%       5.05%      5.52%      3.36%
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $237,590     $229,774    $184,648    $79,964    $49,988
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........       0.72%        0.58%       0.58%      0.42%      0.15%
Ratio of net investment income to average net assets (ii)       4.90%        4.92%       4.92%      5.40%      4.25%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (e) ...........       1.02%        1.02%       1.09%      1.29%      1.64%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (e) ....       4.60%        4.52%       4.41%      4.53%      2.76%
Portfolio Turnover ......................................        N/A          N/A         N/A        N/A        N/A
Average Commission Rate Paid ............................        N/A          N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------
Supplemental information for a share outstanding for the                      Tax-Free Money Market Fund
six month period ended September 30, 1998 or throughout each      ------------------------------------------------------
fiscal year or period ended September 30.                       1998          1997        1996       1995    1994(a)
--------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................       $1.00        $1.00       $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................        0.03         0.03        0.03       0.03       0.02
Net realized and unrealized gain (loss) on investments ..        0.00         0.00        0.00       0.00       0.00
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations .....................        0.03         0.03        0.03       0.03       0.02
--------------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................       (0.03)       (0.03)      (0.03)     (0.03)     (0.02)
Distributions from net realized gain (loss) .............        0.00         0.00        0.00       0.00       0.00
Total distributions ..................................          (0.03)       (0.03)      (0.03)     (0.03)     (0.02)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........        0.00         0.00        0.00       0.00       0.00
--------------------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................       $1.00        $1.00       $1.00      $1.00      $1.00
====================================================================================================================
Total return (not annualized)(d) ........................       2.92%        3.02%       3.00%      3.44%      2.22%
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................     $23.078      $16,161     $11,652     $8,621    $10,633
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........       0.73%        0.68%       0.62%      0.44%      0.17%
Ratio of net investment income to average net assets (ii)       2.83%        2.98%       2.93%      3.39%      2.56%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (e) ...........       1.26%        1.42%       1.53%      1.90%      2.28%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (e) ....       2.30%        2.24%       2.02%      1.92%      0.45%
Portfolio Turnover ......................................        N/A          N/A         N/A        N/A        N/A
Average Commission Rate Paid ............................        N/A          N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------

(a)     The fund commenced operations on October 19, 1993.
(b)     The fund commenced operations on June 12, 1995.
(c)     Class B shares were not offered until November 1, 1994.
(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(e) Ratio reflects fees reduced in connection with specific agreements only for periods ended after September 30, 1995.

                                 See accompanying notes to financial statements.

Financial Highlights

                                                                          Short-Term Bond Fund
Supplemental information for a share outstanding for the                          Class A
six month period ended September 30, 1998 or throughout each   --------------------------------------
fiscal year or period ended September 30.                       1998       1997      1996     1995(a)
-----------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................     $10.09      $9.98     $10.05    $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................       0.54       0.56       0.54      0.18
Net realized and unrealized gain (loss) on investments ..       0.29       0.11      -0.07      0.05
-----------------------------------------------------------------------------------------------------
   Total from investment operations .....................       0.83       0.67       0.47      0.23
-----------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................      (0.54)     (0.56)     (0.54)    (0.18)
Distributions from net realized gain (loss) .............       0.00       0.00       0.00      0.00
Total distributions ..................................         (0.54)     (0.56)     (0.54)    (0.18)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........       0.29       0.11      (0.07)     0.05
-----------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................     $10.38     $10.09      $9.98    $10.05
====================================================================================================
Total return (not annualized)(d) ........................      8.46%      6.86%      4.82%     2.32%
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $98,176    $50,153    $19,554    $3,582
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........      0.69%      0.56%      0.39%     0.00%
Ratio of net investment income to average net assets (ii)      5.28%      5.55%      5.42%     5.91%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (e) ...........      1.19%      1.33%      1.58%     2.76%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (e) ....      4.78%      4.78%      4.23%     3.15%
Portfolio Turnover ......................................     42.03%     23.67%     29.37%     1.05%
Average Commission Rate Paid ............................       N/A        N/A       N/A        N/A
-----------------------------------------------------------------------------------------------------
                                                                          Short-Term Bond Fund
Supplemental information for a share outstanding for the                        Class B
six month period ended September 30, 1998 or throughout each   --------------------------------------
fiscal year or period ended September 30.                       1998      1997      1996     1995(a)
-----------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................      $10.08     $9.98    $10.05    $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................        0.47     0.50       0.49      0.20
Net realized and unrealized gain (loss) on investments ..        0.29     0.10      -0.07      0.05
-----------------------------------------------------------------------------------------------------
   Total from investment operations .....................        0.76     0.60       0.42      0.25
-----------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................       (0.47)   (0.50)     (0.49)    (0.20)
Distributions from net realized gain (loss) .............        0.00     0.00       0.00      0.00
Total distributions ..................................          (0.47)   (0.50)     (0.49)    (0.20)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........        0.29     0.10      (0.07)     0.05
-----------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................      $10.37    $10.08     $9.98    $10.05
=====================================================================================================
Total return (not annualized)(d) ........................       7.69%     6.20%     4.29%     2.51
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................        $357      $175      $143       $13
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........        1.48%     1.06%     0.90%     0.00%
Ratio of net investment income to average net assets (ii) )      4.80%     5.01%     4.81%     5.54%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (e) ...........        2.05%     2.06%     2.29%     3.33%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (e) ....        4.22%     4.01%     3.42%     2.21%
Portfolio Turnover ......................................       42.03%    23.67%    29.37%     1.05%
Average Commission Rate Paid ............................         N/A       N/A       N/A       N/A
-----------------------------------------------------------------------------------------------------

                                                                           U.S. Government Income Fund
Supplemental information for a share outstanding for the                             Class A
six month period ended September 30, 1998 or throughout each  --------------------------------------------------
fiscal year or period ended September 30.                       1998       1997      1996        1995    1994(b)
----------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................      $9.19      $9.01      $9.24      $8.77      $9.50
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................       0.54       0.57       0.57       0.63       0.56
Net realized and unrealized gain (loss) on investments ..       0.55       0.18      (0.21)      0.47      (0.73)
----------------------------------------------------------------------------------------------------------------
   Total from investment operations .....................       1.09       0.75       0.36       1.10      (0.17)
----------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................      (0.54)     (0.57)     (0.57)     (0.63)     (0.56)
Distributions from net realized gain (loss) .............       0.00       0.00      -0.02       0.00       0.00
Total distributions ..................................         (0.54)     (0.57)     (0.57)     (0.63)     (0.56)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........       0.55       0.18      (0.23)      0.47      (0.73)
----------------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................     $ 9.74      $9.19      $9.01      $9.24      $8.77
================================================================================================================
Total return (not annualized)(d) ........................      12.20%      8.62%      4.02%     13.00%    (1.83%)
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................   $108,252    $76,605    $43,717    $29,308    $19,158
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........      0.75%      0.54%      0.46%      0.21%      0.09%
Ratio of net investment income to average net assets (ii)      5.70%      6.38%      6.23%      6.93%      6.24%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (e) ...........      1.15%      1.22%      1.29%      1.63%      1.83%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (e) ....      5.30%      5.71%      5.41%      5.51%      4.49%
Portfolio Turnover ......................................    108.10%    303.81%    101.00%     46.96%     28.20%
Average Commission Rate Paid ............................       N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------

                                                                    U.S. Government Income Fund
Supplemental information for a share outstanding for the                     Class B
six month period ended March 31, 1998 or throughout each     --------------------------------------
fiscal year or period ended September 30.                     1998       1997      1996     1995(c)
---------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................    $9.20      $9.02      $9.25     $8.67
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................     0.47       0.53       0.53      0.52
Net realized and unrealized gain (loss) on investments ..     0.55       0.18      (0.21)     0.58
---------------------------------------------------------------------------------------------------
   Total from investment operations .....................     1.02       0.71       0.32      1.10
---------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................    (0.47)     (0.53)     (0.53)    (0.52)
Distributions from net realized gain (loss) .............     0.00       0.00      (0.02)     0.00
Total distributions ..................................       (0.47)     (0.53)     (0.55)    (0.52)
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........     0.55       0.18      (0.23)     0.58
---------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................    $9.75      $9.20      $9.02     $9.25
===================================================================================================
Total return (not annualized)(d) ........................    11.35%      8.06%      3.51%    13.08%
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................   $5,682     $3,946     $3,439    $1,564
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........    1.52%      1.16%      0.96%     0.79%
Ratio of net investment income to average net assets (ii)    5.01%      5.77%      5.67%     5.71%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (e) ...........    2.94%      2.18%      2.02%     3.19%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (e) ....    3.58%      4.74%      4.61%     3.31%
Portfolio Turnover ......................................   108.10%    303.81%    101.00%    46.96%
Average Commission Rate Paid ............................     N/A        N/A        N/A       N/A
---------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Financial Highlights

                                                                                    Bond Fund
Supplemental information for a share outstanding for the                             Class A
six month period ended September 30, 1998 or throughout each      --------------------------------------------------
fiscal year or period ended September 30.                       1998       1997      1996        1995(d)  1994(a)
----------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................      $8.95      $8.71      $8.99       $8.47    $9.50
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................       0.51       0.54       0.56        0.58     0.52
Net realized and unrealized gain (loss) on investments ..       0.40       0.24      (0.28)       0.52    (1.03)
----------------------------------------------------------------------------------------------------------------
   Total from investment operations .....................       0.91       0.78       0.28        1.10    (0.51)
----------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................      (0.51)     (0.54)     (0.56)      (0.58)   (0.52)
Distributions from net realized gain (loss) .............       0.00       0.00       0.00        0.00     0.00
Total distributions ..................................         (0.51)     (0.54)     (0.56)      (0.58)   (0.52)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........       0.40       0.24     (0.28)        0.52    (1.03)
----------------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................      $9.35      $8.95      $8.71       $8.99    $8.47
================================================================================================================
Total return (not annualized)(c) ........................     10.50%      9.19%      3.12%      13.53%   (5.49)%
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $95,794    $56,923    $27,761     $12,022   $7,539
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........      0.71%      0.66%      0.47%       0.21%    0.09%
Ratio of net investment income to average net assets (ii)      5.60%      2.14%      6.25%       6.69%    6.29%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f) ...........      1.20%      1.33%      1.42%       2.20%    2.55%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f) ....      5.11%      1.47%      5.29%       4.70%    3.83%
Portfolio Turnover ......................................    115.90%    117.41%    170.64%     327.31%   26.14%
Average Commission Rate Paid ............................        N/A        N/A        N/A         N/A      N/A
----------------------------------------------------------------------------------------------------------------
                                                                               Bond Fund
Supplemental information for a share outstanding for the                        Class B
six month period ended September 30, 1998 or throughout each     ------------------------------------------
fiscal year or period ended September 30.                     1998       1997        1996     1995(b)(d)
-------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................     $8.94      $8.70       $8.98        $8.36
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................      0.44       0.49        0.51         0.49
Net realized and unrealized gain (loss) on investments ..      0.40       0.24       (0.28)        0.62
-------------------------------------------------------------------------------------------------------
   Total from investment operations .....................      0.84       0.73        0.23         1.11
-------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................     (0.44)     (0.49)      (0.51)       (0.49)
Distributions from net realized gain (loss) .............      0.00       0.00        0.00         0.00
Total distributions ..................................        (0.44)     (0.49)      (0.51)       (0.49)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........      0.40       0.24       (0.28)        0.62
-------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................     $9.34      $8.94       $8.70        $8.98
=======================================================================================================
Total return (not annualized)(c) ........................     9.67%      8.63%       2.62%       13.58%
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................      $655       $433        $412         $150
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........     1.46%      1.13%       0.96%        0.78%
Ratio of net investment income to average net assets (ii)     4.83%      2.24%       5.66%        5.56%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f) ...........     1.95%      2.08%       2.15%        4.00%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f) ....     4.34%      1.33%       4.48%        2.34%
Portfolio Turnover ......................................   115.90%    117.41%     170.64%      327.31%
Average Commission Rate Paid ............................       N/A        N/A         N/A          N/A
-------------------------------------------------------------------------------------------------------
                                                                                 Municipal Bond Fund
Supplemental information for a share outstanding for the                             Class A
six month period ended September 30, 1998 or throughout each      --------------------------------------------------
fiscal year or period ended September 30.                       1998       1997      1996       1995(e)  1994(a)
----------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................      $9.29      $8.95      $8.98       $8.60    $9.50
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................       0.39       0.42       0.44        0.47     0.42
Net realized and unrealized gain (loss) on investments ..       0.35       0.34      (0.03)       0.38    (0.90)
----------------------------------------------------------------------------------------------------------------
   Total from investment operations .....................       0.74       0.76       0.41        0.85   (0.48)
----------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................      (0.39)     (0.42)     (0.44)      (0.47)   (0.42)
Distributions from net realized gain (loss) .............       0.00       0.00       0.00        0.00     0.00
Total distributions ..................................         (0.39)     (0.42)     (0.44)      (0.47)   (0.42)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........       0.35       0.34      (0.03)       0.38    (0.90)
----------------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................      $9.64      $9.29      $8.95       $8.98    $8.60
================================================================================================================
Total return (not annualized)(c) ........................      8.13%      8.64%      4.64%      10.18%   (5.15)%
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $21,846     $9,612     $6,540      $5,512   $2,610
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........      0.70%      0.55%      0.41%       0.40%    0.25%
Ratio of net investment income to average net assets (ii)      4.13%      4.56%      4.88%       5.26%    5.03%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f) ...........      1.51%      1.71%      1.95%       3.30%    3.99%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f) ....      3.32%      3.40%      3.35%       2.36%    1.29%
Portfolio Turnover ......................................     23.00%     12.95%      9.82%      81.90%   81.42%
Average Commission Rate Paid ............................        N/A        N/A        N/A         N/A      N/A
----------------------------------------------------------------------------------------------------------------

                                                                              Municipal Bond Fund
Supplemental information for a share outstanding for the                           Class B
six month period ended September 30, 1998 or throughout each      ------------------------------------------
fiscal year or period ended September 30.                      1998       1997       1996     1995(b)(e)
--------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................     $9.29      $8.96       $8.98        $8.31
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................      0.32       0.37        0.40         0.38
Net realized and unrealized gain (loss) on investments ..      0.35       0.33       (0.02)        0.67
--------------------------------------------------------------------------------------------------------
   Total from investment operations .....................      0.67       0.70        0.38         1.05
--------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................     (0.32)     (0.37)      (0.40)       (0.38)
Distributions from net realized gain (loss) .............      0.00       0.00        0.00         0.00
Total distributions ..................................        (0.32)     (0.37)      (0.40)       (0.38)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........      0.35       0.33       (0.02)        0.67
--------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................     $9.64      $9.29       $8.96        $8.98
=======================================================================================================
Total return (not annualized)(c) ........................     7.36%      7.96%       4.22%       12.86%
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................      $568       $431        $425          $56
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........     1.41%      2.14%       0.91%        0.90%
Ratio of net investment income to average net assets (ii)     3.40%      8.12%       4.27%        4.26%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f) ...........     2.26%      4.95%       2.53%        5.56%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f) ....     2.55%      2.61%       2.64%      (0.40)%
Portfolio Turnover ......................................    23.00%     12.95%       9.82%       81.90%
Average Commission Rate Paid ............................       N/A        N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------

(a) The fund commenced operations on October 19, 1993.
(b) Class B shares were not offered until November 1, 1994.
(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(d) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when The Boston Company Asset Management, Inc. assumed management responsibilities.
(e) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when Payden & Rygel Investment Counsel assumed management responsibilities.
(f) Ratio reflects fees reduced in connection with specific agreements only for periods ended after September 30, 1995 See accompanying notes to financial statements.

                                 See accompanying notes to financial statements.

Financial Highlights

                                                                                California Tax-Free Fund
Supplemental information for a share outstanding for the                              Class A
six month period ended September 30, 1998 or throughout each      --------------------------------------------------
fiscal year or period ended September 30.                       1998       1997      1996       1995      1994(a)
----------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................      $8.26      $7.93      $7.92      $7.59      $8.50
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................       0.36       0.38       0.40       0.41       0.36
Net realized and unrealized gain (loss) on investments ..       0.32       0.33       0.01       0.33      (0.91)
----------------------------------------------------------------------------------------------------------------
   Total from investment operations .....................       0.68       0.71       0.41       0.74      (0.55)
----------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................      (0.36)     (0.38)     (0.40)     (0.41)     (0.36)
Distributions from net realized gain (loss) .............       0.00       0.00       0.00       0.00       0.00
Total distributions ..................................         (0.36)     (0.38)     (0.40)     (0.41)     (0.36)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........       0.32       0.33       0.01       0.33      (0.91)
----------------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................      $8.58      $8.26      $7.93      $7.92      $7.59
================================================================================================================
Total return (not annualized)(c) ........................      8.37%      9.19%      5.23%     10.13%     (6.56)%
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $41,723    $26,096    $20,876    $19,292    $13,815
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........      0.70%      0.55%      0.38%      0.32%      0.25%
Ratio of net investment income to average net assets (ii)      4.23%      4.72%      4.98%      5.36%      4.70%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f) ...........      1.19%      1.22%      1.29%      1.65%      2.01%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f) ....      3.74%      4.05%      4.06%      4.03%      2.94%
Portfolio Turnover ......................................     24.09%     34.88%     31.78%     86.69%     73.88%
Average Commission Rate Paid ............................        N/A        N/A        N/A        N/A        N/A
----------------------------------------------------------------------------------------------------------------
                                                                          California Tax-Free Fund
Supplemental information for a share outstanding for the                        Class B
six month period ended September 30, 1998 or throughout each      ------------------------------------------
fiscal year or period ended September 30.                      1998      1997       1996       1995(b)
--------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................     $8.26     $7.93       $7.92       $7.35
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................      0.29      0.34        0.36        0.34
Net realized and unrealized gain (loss) on investments ..      0.32      0.33        0.01        0.57
--------------------------------------------------------------------------------------------------------
   Total from investment operations .....................      0.61      0.67        0.37        0.91
--------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................     (0.29)    (0.34)      (0.36)      (0.34)
Distributions from net realized gain (loss) .............      0.00      0.00        0.00        0.00
Total distributions ..................................        (0.29)    (0.34)      (0.36)      (0.34)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........      0.32      0.33        0.01        0.57
--------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................     $8.58     $8.26       $7.93       $7.92
========================================================================================================
Total return (not annualized)(c) ........................      7.55%     8.63%       4.70%      12.60%
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $7,955    $4,725      $3,159        $966
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........     1.45%     1.08%       0.89%       0.84%
Ratio of net investment income to average net assets (ii)     3.45%     4.18%       4.39%       4.47%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f) ...........     2.94%     2.01%       1.98%       2.97%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f) ....     1.96%     3.25%       3.30%       2.35%
Portfolio Turnover ......................................    24.09%    34.88%      31.78%      86.69%
Average Commission Rate Paid ............................       N/A        N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------

                                                                                 Growth & Income Fund
Supplemental information for a share outstanding for the                             Class A
six month period ended September 30, 1998 or throughout each      ------------------------------------------------------
fiscal year or period ended September 30.                       1998         1997        1996     1995(d)  1994(a)
--------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................      $20.92       $16.29      $14.30     $11.14     $11.00
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................        0.18         0.20        0.21       0.27       0.23
Net realized and unrealized gain (loss) on investments ..       (1.78)        5.77        2.32       3.22       0.13
--------------------------------------------------------------------------------------------------------------------
   Total from investment operations .....................       (1.60)        5.97        2.53       3.49       0.36
--------------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................       (0.18)       (0.21)      (0.21)     (0.27)     (0.22)
Distributions from net realized gain (loss) .............       (2.37)       (1.14)      (0.33)     (0.06)      0.00
Total distributions ..................................          (2.55)       (1.35)      (0.54)     (0.33)     (0.22)
--------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........       (4.15)         4.63        1.99       3.16       0.14
--------------------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................      $16.77       $20.92      $16.29     $14.30     $11.14
====================================================================================================================
Total return (not annualized)(c) ........................      (8.32%)       38.78%      18.08%     31.93%      3.29%
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $284,577     $224,524    $102,485    $38,483    $14,174
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........       0.84%        0.73%       0.72%      0.43%      0.25%
Ratio of net investment income to average net assets (ii)       0.92%        1.39%       1.49%      2.30%      2.81%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (e) ...........       1.18%        1.22%       1.34%      1.80%      2.17%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (e) ....       0.58%        0.90%       0.88%      0.93%      0.89%
Portfolio Turnover ......................................      87.14%       93.14%      66.32%     92.01%     13.90%
Average Commission Rate Paid ............................     $0.0533      $0.0577     $0.0498       N/A        N/A
--------------------------------------------------------------------------------------------------------------------
                                                                         Growth & Income Fund
Supplemental information for a share outstanding for the                        Class B
six month period ended September 30, 1998 or throughout each      ------------------------------------------
fiscal year or period ended September 30.                      1998      1997       1996      1995(b)(d)
--------------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................     $20.87     $16.26     $14.29    $11.30
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................       0.04       0.11       0.17      0.23
Net realized and unrealized gain (loss) on investments ..      (1.77)      5.76       2.28      3.05
--------------------------------------------------------------------------------------------------------
   Total from investment operations .....................      (1.73)      5.87       2.45      3.28
--------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................      (0.04)     (0.12)     (0.15)    (0.23)
Distributions from net realized gain (loss) .............      (2.37)     (1.14)     (0.33)    (0.06)
Total distributions ..................................         (2.41)     (1.26)     (0.48)    (0.29)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........      (4.14)      4.61       1.97      2.99
--------------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................     $16.73     $20.87     $16.26    $14.29
========================================================================================================
Total return (not annualized)(c) ........................     (8.94%)     38.08%     17.48%    29.53%
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $45,107    $38,069    $16,658    $2,887
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........      1.58%      1.26%      1.22%     1.01%
Ratio of net investment income to average net assets (ii)      0.18%      0.60%      0.97%     1.64%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (e) ...........      1.92%      1.97%      2.07%     2.92%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (e) ....     (1.54)%    (0.21)%     0.12%    (0.27)%
Portfolio Turnover ......................................      87.14%     93.14%     66.32%    92.01%
Average Commission Rate Paid ............................     $0.0533    $0.0577    $0.0498      N/A
--------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Financial Highlights

                                                                             Growth Fund
Supplemental information for a share outstanding for the                       Class A
six month period ended September 30, 1998 or throughout each      --------------------------------------
fiscal year or period ended September 30.                      1998       1997       1996     1995(a)
-----------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................     $16.74     $13.76     $11.66    $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................      (0.07)     (0.08)      0.01      0.03
Net realized and unrealized gain (loss) on investments ..      (1.89)      3.06       2.12      1.63
-----------------------------------------------------------------------------------------------------
   Total from investment operations .....................      (1.96)       2.98       2.13      1.66
-----------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................       0.00       0.00      (0.03)     0.00
Distributions from net realized gain (loss) .............       0.00       0.00       0.00      0.00
Total distributions ..................................          0.00       0.00      (0.03)     0.00
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........      (1.96)      2.98       2.10      1.66
-----------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................     $14.78     $16.74     $13.76    $11.66
====================================================================================================
Total return (not annualized)(b) ........................     (11.71%)    21.66%     18.35%    16.60%
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $84,020    $58,180    $21,027    $4,187
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........      0.99%      1.80%      0.49%     0.00%
Ratio of net investment income to average net assets (ii)     (0.48)%    (0.25)%     0.21%     1.20%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (c) ...........      1.30%      2.80%      1.68%     3.46%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (c) ....     (0.79)%    (1.25)%    (0.98)%   (2.26)%
Portfolio Turnover ......................................     17.79%     22.37%     16.40%     0.06%
Average Commission Rate Paid ............................    $0.0244     $0.0271    $0.0281     N/A
-----------------------------------------------------------------------------------------------------
                                                                            Growth Fund
Supplemental information for a share outstanding for the                      Class B
six month period ended September 30, 1998 or throughout each      -----------------------------------
fiscal year or period ended September 30.                     1998      1997     1996     1995(a)
-------------------------------------------------------------------------------------------------
Net asset value - beginning of period ...................    $16.59    $13.70   $11.65    $10.00
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income ...................................     (0.18)    (0.10)   (0.02)     0.03
Net realized and unrealized gain (loss) on investments ..      1.87      2.99     2.09      1.62
-------------------------------------------------------------------------------------------------
   Total from investment operations .....................     (2.05)     2.89     2.07      1.65
-------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income ................      0.00      0.00    (0.02)     0.00
Distributions from net realized gain (loss) .............      0.00      0.00     0.00      0.00
Total distributions ..................................         0.00      0.00    (0.02)     0.00
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value ...........     (2.05)     2.89     2.05      1.65
-------------------------------------------------------------------------------------------------
   Net asset value - end of period ......................    $14.54    $16.59   $13.70    $11.65
=================================================================================================
Total return (not annualized)(b) ........................    (12.36%)   21.09%   17.80%    16.50%
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000) .........................    $5,290    $4,132   $2,170      $149
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i) ..........     1.73%     2.81%    1.01%     0.00%
Ratio of net investment income to average net assets (ii)   (1.23)%   (1.71)%  (0.36)%    1.07%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (c) ...........     2.05%     4.29%    2.43%     3.85%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (c) ....    (1.54)%   (3.20)%  (1.78)%   (2.78)%
Portfolio Turnover ......................................     17.79%    22.37%   16.40%     0.06%
Average Commission Rate Paid ............................    $0.0244   $0.0271  $0.0281      N/A
-------------------------------------------------------------------------------------------------

(a) The fund commenced operations on June 12, 1995.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(c) Ratio reflects fees reduced in connection with specific agreements only for periods ended after September 30, 1995.

                                 See accompanying notes to financial statements.

Notes to Financial Statements

(1)     Significant Accounting Policies

        Organization

(1) Significant Accounting Policies Organization The Griffin Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. As described in note 4, the Money Market and Tax-Free Money Market Funds are authorized to offer one class of shares, and each of the other series is authorized to issue shares of two classes: Class A and Class B. The Company commenced operations on October 19, 1993 and consists of one non-diversified fund, the California Tax-Free Fund, and eight separate diversified funds (each, a "Fund" and collectively, the "Funds"):

* The Money Market Fund
* The Tax-Free Money Market Fund
* The Short-Term Bond Fund
* The U.S. Government Income Fund
* The Municipal Bond Fund
* The Bond Fund
* The Growth & Income Fund
* The Growth Fund The Money Market

Fund and Tax-Free Money Market Fund commenced offering shares on October 19, 1993. The U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund, Bond Fund and Growth & Income Fund commenced offering Class A shares on October 19, 1993, and commenced offering Class B shares beginning on November 1, 1994. The Short-Term Bond Fund and Growth Fund commenced offering Class A shares and Class B shares on June 12, 1995. The two classes of shares differ principally in their respective sales charges, shareholder servicing fees and distribution fees. Shareholders of each class may also bear certain expenses that pertain to each class. All shareholders in a Fund bear the common expenses of the Fund, and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder servicing fees and from relative weightings of pro rata income and gain allocations. The California Tax-Free Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the State of California than a fund with a broader geographical diversification.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

Security Valuation
------------------

For the Funds other than the Money Market Fund and Tax-Free Money Market Fund, investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation or, if no sale has occurred, at the latest quoted bid price. U.S. Government securities and other securities for which current over-the-counter market quotations are readily available (excluding debt securities maturing in 60 days or less) are valued at latest closing bid prices. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from independent pricing services. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which current quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.
The Money Market Fund and Tax-Free Money Market Fund use the amortized cost method to value their portfolio securities and attempt to maintain constant net asset values of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, which approximates market value.

Security  Transactions
----------------------

The Company records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code.

Futures  Contracts
------------------

Each of the Funds (except the Money Market Fund and Tax-Free Money Market Fund) may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund is required to segregate cash or high-quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures contracts open at year end, if any, are detailed in the Schedule of Investments for each of the Funds.

Mortgage Backed Dollar Rolls
----------------------------

The U.S. Government Income and Bond Funds engaged in dollar-roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Fund sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from institution at a later date at an agreed-upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment and credit histories.

Repurchase Agreements
---------------------

Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. Repurchase agreements, if any, are detailed in the Schedule of Investments for each of the Funds. The collateral is held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. A risk involved with repurchase agreements is that the counterparty to the agreement may default on their obligation. If the counterparty defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The repurchase agreements held in the Funds at September 30, 1998 are collateralized by U.S. Treasury or federal agency obligations, and were entered into on the same date.

Distributions to Shareholders
-----------------------------

Dividends to shareholders from net investment income are declared daily and distributed monthly for the Money Market Fund, Tax-Free Money Market Fund, Short-Term Bond Fund, U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund and Bond Fund. Dividends to shareholders from the net investment income of the Growth & Income Fund are declared and distributed quarterly, and with respect to the Growth Fund, dividends are declared and distributed to shareholders annually. Dividends to shareholders are recorded on the ex-dividend date. Each Fund makes distributions from net realized gains on investments, if any, once a year.

Federal Income Taxes
--------------------

The Company's policy for each Fund is to comply with the requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of their taxable income and any net realized capital gains to their shareholders. Accordingly, no provisions for income taxes have been made as sufficient distributions were made or are intended to be made to eliminate taxable income. Distributions from net investment income or net realized capital gains determined in accordance with federal income tax regulations may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require such reclassification.

It is the policy of the Funds that the Board of Directors will not declare capital gain distributions until any net capital loss carryforwards have been utilized. The following net capital loss carryforward amounts were available to the Funds as of September 30, 1998:

                                Net Capital Loss  Date(s) of
                                  Carryforward    Expiration
----------------------------------------------------------------
Money Market Fund.............          $45          2006
Tax-Free  Money Market Fund...        4,664          2003
Municipal Bond Fund...........       89,109        2003-2004
California Tax-Free Fund .....       72,959        2000-2001
Growth Fund...................    1,300,677        2004-2006

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

Organization Expenses
---------------------

Griffin Financial Administrators ("GFA"), the Funds' administrator, has incurred expenses in connection with the organization and initial registration of the Funds. These expenses were charged to the individual Funds and are being amortized by the Funds on a straight-line basis over 60 months from the date the Funds commenced operations.

Use of Estimates
----------------

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(2)      Agreements and Other Transactions with Affiliates

The Company has entered into an advisory contract on behalf of the Funds with Griffin Financial Investment Advisors ("GFIA"). GFIA is an indirect wholly-owned subsidiary of H.F. Ahmanson & Company. Effective October 1, 1998, H.F. Ahmanson was acquired by Washington Mutual Bank, F.A. Pursuant to the contract, GFIA furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management of the Funds. Under the contract, the Growth & Income Fund and the Growth Fund pay GFIA a monthly advisory fee calculated by multiplying each fund's average daily net assets by 0.60% on an annualized basis. Each of the other Funds pays a monthly advisory fee to GFIA based on an annualized rate of 0.50% of each Fund's average daily net assets. GFIA has entered into sub-advisory agreements with Payden & Rygel Investment Counsel ("Payden & Rygel") with respect to the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Income Fund, Municipal Bond Fund and the California Tax-Free Fund, with The Boston Company Asset Management, Inc. ("TBCAM") with respect to the Bond Fund and the Growth & Income Fund, and with T.Rowe Price Associates, Inc. ("T.Rowe Price") with respect to the Short-Term Bond Fund and the Growth Fund. Pursuant to such sub-advisory agreements, Payden & Rygel, TBCAM and T.Rowe Price are primarily responsible for the daily management of the respective Fund's portfolios. GFIA pays Payden & Rygel, TBCAM and T.Rowe Price sub-advisory fees for the Funds out of the advisory fees discussed above. For the year ended September 30, 1998, GFIA has voluntarily waived a portion of its fees to limit fund expenses. For the year ended September 30, 1998 advisory fees were incurred by the Funds as follows:

                                   Advisory      Waived
Funds                               fees          fees
---------------------------------------------------------------
Money Market................     $1,164,039    $686,020
Tax-Free Money Market.......        123,551     123,551
Short-Term Bond.............        380,026     371,535
U.S. Government Income......        508,277     408,116
Bond........................        398,345     389,770
Municipal Bond..............         77,514      77,514
California Tax-Free ........        197,702     193,524
Growth & Income.............      1,915,644   1,094,281
Growth......................        486,160     259,087

The Company has entered into contracts on behalf of the Funds with GFA whereby GFA is responsible for providing administration, custody, transfer agency and portfolio accounting services for the Funds. GFA is also an indirect wholly-owned subsidiary of H. F. Ahmanson & Company. GFA is compensated for its services by each of the Funds on a monthly basis based on an annualized rate of 0.20% of the Fund's average daily net assets. GFA has waived a por-tion of its fees to limit fund expenses. For the year ended September 30, 1998 administration fees were incurred by the Funds as follows:

                               Administration            Waived
Funds                         & Accounting fees            fees
----------------------------------------------------------------
Money Market..............      $465,616                   $0
Tax-Free Money Market.....        49,421                    0
Short-Term Bond...........       152,010                    0
U.S. Government Income....       203,311                    0
Bond......................       159,338                    0
Municipal Bond............        31,005               10,379
California Tax-Free.......        79,081                    0
Growth & Income...........       638,548                    0
Growth....................       162,053                    0

In addition, GFA reimbursed the Municipal Bond Fund for certain operating expenses.

The Company has adopted integrated Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act for the single class of shares of the Money Market Fund and the Tax-Free Money Market Fund and for the Class A shares of each of the other Funds. Under these Plans, the Funds may reimburse Griffin Financial Services ("GFS"), the Funds' distributor, for actual expenses incurred in preparing and printing prospectuses and other promotional materials for, and for providing such prospectuses and promotional materials to, prospective shareholders. Payments under the Plans also may be used to compensate or reimburse the distributor, selling agents and or servicing agents for distribution, sales support or shareholder support services. Aggregate payments under the plans may not exceed, on an annualized basis, 0.20% of the average daily net assets of the Money Market Fund and the Tax-Free Money Market Fund, and 0.25% of the average daily net assets of the Class A shares of the Non-Money Market Funds. GFS has waived a portion of its fees to limit fund expenses. For the year ended September 30, 1998, shares of the Money Market Fund and the Tax-Free Money Market Fund, and Class A shares of the Non-Money Market Funds incurred distribution and services fees as follows:

                            Distribution and               Waived
Funds                        Servicing Fees                 Fees
---------------------------------------------------------------------
Money Market .............         $465,616                      $0
Tax-Free Money Market.....           49,421                   8,570

Class A Shares
--------------
Short-Term Bond...........          189,595                  11,326
U.S. Government Income ...          243,453                       0
Bond......................          197,703                       0
Municipal Bond ...........           37,518                  36,660
California Tax-Free.......           83,327                       0
Growth & Income...........          680,920                       0
Growth....................          189,199                       0

The Company also has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of each of the non-Money Market Funds. Under the Distribution Plans, the Funds may reimburse GFS for actual expenses incurred in preparing and printing prospectuses and other promotional materials for, and providing them to, prospective shareholders. Payments under the Distribution Plans also may be used to compensate the distributor, selling agents and/or servicing agents for distribution sales support or shareholder support services. Payments under the Services Plans are made to servicing agents that provide shareholder liaison services to Class B shareholders. Aggregate payments under the Distribution Plans may not exceed 0.75% of the average daily net assets of each Fund on an annual basis. Aggregate payments under the Services Plans may not exceed, on an annualized basis, 0.25% of the average daily net assets of each Fund. GFS has waived a portion of its fees to limit fund expenses. For the year ended September 30, 1998, Class B shares of the Funds incurred distribution and servicing fees as follows:

                            Distribution and               Waived
Funds                        Servicing Fees                 Fees
---------------------------------------------------------------------
Short-Term Bond.........           $1,672                   $100
U.S. Government Income..           42,743                      0
Bond....................            5,877                      0
Municipal Bond..........            4,955                  1,388
California Tax-Free.....           62,096                      0
Growth & Income.........          469,058                      0
Growth..................           53,471                      0

Reimbursed expenses and waived fees continue at the discretion of the investment advisor, administrator and distributor. All officers and one director of the Funds are employees of GFS, but received no compensation from the Company. For the year ended September 30, 1998, GFS was paid $307,745 in front-end sales charges on sales of Class A shares, and $175,678 in contingent deferred sales charges on Class B share redemptions.

  (3)Purchases and Sales of Securities Exclusive of Short-Term Investments

                                                       U.S.                                  California     Growth &
                                     Short-Term     Government      Bond       Municipal      Tax-Free       Income        Growth
                                     Bond Fund     Income Fund      Fund       Bond Fund        Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Aggregate purchases and sales of:
  Common and Preferred Stock:
     Purchases at cost .......             $0             $0             $0           $0             $0   $361,253,123   $45,570,294
     Sales proceeds ..........              0              0              0            0              0    263,392,525    13,915,437
  U.S. Treasury Obligations:
     Purchases at cost .......     42,911,160     74,999,404     66,296,611            0              0              0             0
     Sales proceeds ..........     26,247,000     84,716,270     64,263,738            0              0              0             0
  U.S. Agency Securities:
     Purchases at cost .......      7,632,311     99,467,577     59,584,943            0              0              0             0
     Sales proceeds ..........        425,195     38,713,189     25,311,357            0              0              0             0
  Municipal Bonds:
     Purchases at cost .......              0              0              0   14,926,363     26,513,170              0             0
     Sales proceeds ..........              0              0              0    3,336,612      9,039,227              0             0
  Other Long-Term Securities:
     Purchases at cost .......     35,098,161              0      9,952,301            0              0              0             0
     Sales proceeds ..........      4,600,546              0     17,825,768            0              0              0             0
------------------------------------------------------------------------------------------------------------------------------------

All Funds not reflected in this schedule traded exclusively in short-term securities.

(4)      Capital Shares Transactions

As of September 30, 1998, the Company was authorized to issue issue 10 billion shares of $0.001 par value capital stock. As of September 30, 1998, each Fund, except the Money Market Fund and the Tax-Free Money Market Fund, was authorized to issue 250 million shares of $0.001 par value capital stock as Class A shares and 250 million shares of $0.001 par value capital stock as Class B shares. The Money Market Fund and the Tax-Free Money Market Fund were each authorized to issue 1 billion shares of $0.001 par value capital stock of a single class of shares. Each Non-Money Market Fund except the Short-Term Bond Fund and the Growth Fund issued Class A shares beginning October 19, 1993, and Class B shares beginning November 1, 1994. The Short-Term Bond Fund and the Growth Fund issued both Class A shares and Class B shares beginning June 12, 1995. Transactions in capital shares were as follows: November 1, 1994. The Short-Term Bond Fund and the Growth Fund issued both Class A shares and Class B shares beginning June 12, 1995. Transactions in capital shares were as follows:

                                                                                                     Tax-Free
                                                         Money Market Fund                       Money Market Fund
                                                ----------------------------------     --------------------------------
                                                   Shares              Amount            Shares             Amount
                                                ----------------   ---------------     ----------------   -------------
September 30, 1996:...........................     184,630,919      $184,630,919        11,656,257         $11,656,257
Shares sold and exchanged in..................     377,824,042       377,824,042        21,135,288          21,135,288
Shares issued in reinvestment of dividends....       9,784,791         9,784,791           376,989             376,989
Shares redeemed and exchanged out.............    (342,482,819)     (342,482,819)      (17,002,784)        (17,002,784)
                                                 ---------------   ---------------    --------------      --------------
September 30, 1997:...........................     229,756,933       229,756,933        16,165,750          16,165,750
Shares sold and exchanged in..................     483,211,073       483,211,073        70,683,755          70,683,755
Shares issued in reinvestment of dividends....      11,340,298        11,340,298           689,736             689,736
Shares redeemed and exchanged out.............    (486,718,332)     (486,718,332)      (64,456,077)        (64,456,077)
                                                 ---------------   ---------------   ---------------      ---------------
September 30, 1998:...........................     237,589,972      $237,589,972        28,083,164         $23,083,164
                                                 ===============   ===============   ===============      ===============

                                                             Class A                          Class B
                                                 ------------------------------     -----------------------------
                                                      Shares            Amount          Shares          Amount
                                                 --------------  --------------     ------------  --------------
Short-Term Bond Fund

September 30, 1996:...........................     1,958,317         $19,680,864        14,309       $142,269
Shares sold and exchanged in..................     3,948,575          39,591,843        16,298        162,998
Shares issued in reinvestment of dividends....       155,367           1,557,388        1,029         10,304
Shares redeemed and exchanged out.............    (1,090,055)        (10,925,947)      (14,241)      (142,503)
                                                ----------------   ---------------  -------------  ------------
September 30, 1997:...........................     4,972,204          49,904,148        17,395        173,068
Shares sold and exchanged in..................     8,127,008          82,452,189        22,784        232,742
Shares issued in reinvestment of dividends....       361,817           3,668,529           693          7,015
Shares redeemed and exchanged out.............    (4,003,988)        (40,842,780)       (6,427)       (65,020)
                                                ----------------   ---------------  -------------  -------------
September 30, 1998:...........................     9,457,041         $95,182,086        34,445       $347,805
                                                ================   ===============  =============  =============
                                                             Class A                          Class B
                                                 ------------------------------     -----------------------------
                                                         Shares         Amount           Shares           Amount
                                                 --------------   -------------     -------------   -------------
U.S. Government Income Fund
September 30, 1996:..........................      4,852,691         $44,478,506         381,467     $3,528,844
Shares sold and exchanged in.................      4,772,208          43,274,806          95,320        868,466
Shares issued in reinvestment of dividends...        309,586           2,809,716          12,152        110,352
Shares redeemed and exchanged out............     (1,599,648)        (14,514,126)        (59,958)      (543,867)
                                               -----------------   ---------------   --------------  -------------
September 30, 1997:..........................      8,334,837          76,048,902         428,981      3,963,795
Shares sold and exchanged in.................      7,382,076          69,182,146         248,067      2,353,188
Shares issued in reinvestment of dividends...        517,682           4,843,266          12,634        118,230
Shares redeemed and exchanged out............     (5,117,764)        (48,423,507)       (106,666)      (999,076)
                                               -----------------   ---------------   --------------  --------------
September 30, 1998:..........................     11,116,831        $101,650,807         583,016     $5,436,137
                                               =================   ===============   ==============  ==============
                                                             Class A                             Class B
                                                  -----------------------------     -----------------------------
                                                       Shares          Amount              Shares          Amount
                                                  -------------   -------------     ------------    -------------
Bond Fund
September 30, 1996:..........................      3,188,670         $28,452,780          47,393      $422,524
Shares sold and exchanged in.................      4,150,730          36,626,337          12,640       111,011
Shares issued in reinvestment of dividends...        230,369           2,030,893           1,901        16,746
Shares redeemed and exchanged out............     (1,209,786)        (10,663,918)        (13,567)     (118,679)
                                               ------------------   --------------  ---------------  -------------
September 30, 1997:..........................      6,359,983          56,446,092          48,367       431,602
Shares sold and exchanged in.................      7,676,618          69,895,692          42,421       384,099
Shares issued in reinvestment of dividends...        440,535           4,006,068           2,311        20,995
Shares redeemed and exchanged out............     (4,228,768)        (38,755,697)        (22,939)     (208,812)
                                               -----------------    --------------  ---------------  -------------
September 30, 1998:..........................     10,248,368         $91,592,155          70,160      $627,884
                                               =================    ==============  ===============  =============
                                                             Class A                         Class B
                                                  -----------------------------   -----------------------------
                                                      Shares          Amount         Shares           Amount
                                                  -------------   -------------   -------------   -------------
Municipal Bond Fund
September 30, 1996:...........................       730,424          $6,584,230         47,497       $428,897
Shares sold and exchanged in..................       454,447           4,139,861         11,948        108,637
Shares issued in reinvestment of dividends....        26,502             240,493          1,146         10,397
Shares redeemed and exchanged out.............      (176,304)         (1,597,048)       (14,228)      (128,103)
                                                ----------------   ---------------  -------------   --------------
September 30, 1997:...........................     1,035,069           9,367,536         46,363        419,828
Shares sold and exchanged in..................     1,980,783          18,677,228         11,575        109,300
Shares issued in reinvestment of dividends....        52,223             492,146          1,229         11,571
Shares redeemed and exchanged out.............      (801,438)         (7,589,993)          (287)        (2,719)
                                                ----------------   ---------------  -------------   --------------
September 30, 1998:...........................     2,266,637         $20,946,917         58,880       $537,980
                                                ================   ===============  =============   ==============

                                                          Class A                          Class B
                                               ------------------------------   -----------------------------
                                                   Shares           Amount         Shares           Amount
                                               --------------   -------------   -------------   -------------
California Tax-Free Fund
September 30, 1996: .........................      2,632,204     $20,998,696         398,223      $3,151,684
   Shares sold and exchanged in .............        953,669       7,730,742         228,961       1,842,384
   Shares issued in reinvestment of dividends         72,141         581,289          11,814          95,171
   Shares redeemed and exchanged out ........       (499,082)     (4,026,992)        (67,159)       (539,091)
                                                ------------    ------------    ------------    ------------
September 30, 1997: .........................      3,158,932      25,283,735         571,839       4,550,148
   Shares sold and exchanged in .............      2,739,257      22,926,180         408,476       3,419,695
   Shares issued in reinvestment of dividends        113,200         946,071          14,833         124,033
   Shares redeemed and exchanged out ........     (1,149,205)     (9,671,041)        (68,429)       (571,250)
                                                ------------    ------------    ------------    ------------
September 30, 1998: .........................      4,862,184     $39,484,945         926,719       7,522,626
                                                ============    ============    ============    ============

                                                           Class A                           Class B
                                                -------------------------------   -------------------------------
                                                     Shares          Amount            Shares           Amount
                                                --------------   --------------   -------------   ---------------
Growth & Income Fund
September 30, 1996: .........................       6,292,564      $86,654,667        1,024,339      $15,268,187
   Shares sold and exchanged in .............       6,046,362      110,044,808          824,740       15,027,177
   Shares issued in reinvestment of dividends         583,472        9,864,463           84,273        1,410,147
   Shares redeemed and exchanged out ........      (2,189,429)     (40,106,099)        (109,363)      (1,961,833)
                                                -------------    -------------    -------------    -------------
September 30, 1997: .........................      10,732,969      166,457,839        1,823,989       29,743,678
   Shares sold and exchanged in .............       9,139,531       175,93,465          879,422       17,186,216
   Shares issued in reinvestment of dividends       1,704,568       30,413,784          273,834        4,858,620
   Shares redeemed and exchanged out ........      (4,613,063)     (87,204,130)        (280,347)      (5,235,928)
                                                -------------    -------------    -------------    -------------
September 30, 1998: .........................      16,964,005     $285,602,958        2,696,898      $46,552,586
                                                =============    =============    =============    =============
                                                          Class A                         Class B
                                               ------------------------------     -----------------------------
                                                   Shares           Amount          Shares          Amount
                                               --------------   -------------     ------------   --------------
Growth Fund
September 30, 1996: .........................      1,528,277     $18,370,806         158,347      $2,005,371
   Shares sold and exchanged in .............      2,767,036      39,554,274         110,567       1,547,328
   Shares issued in reinvestment of dividends             31             433               5              75
   Shares redeemed and exchanged out ........       (820,139)    (12,331,287)        (19,860)       (284,909)
                                                ------------    ------------      ------------    ------------
September 30, 1997: .........................      3,475,205      45,594,226         249,059       3,267,865
   Shares sold and exchanged in .............      3,733,297      63,183,308         159,127       2,742,241
   Shares issued in reinvestment of dividends              -               -               -               -
   Shares redeemed and exchanged out ........     (1,524,177)    (25,858,189)        (44,264)      (747,710)
                                                ------------    ------------      ------------    ------------
September 30, 1998: .........................      5,684,325     $82,919,345         363,922     $5,262,396
                                                ============    ============      ============    ============

(5)      Custodial Earnings Credits

In accordance with the Custody Agreement between the Company and Investors Fiduciary Trust Company (the "Custodian"), the Custodian provides credits ("Earnings Credits") which are used to offset custodial expenses. These Earnings Credits are calculated each month by multiplying the average daily cash balance in each Fund by three quarters of a money market rate set by State Street Bank & Trust Co., the Funds' sub-custodian. The amount of such Earnings Credits for each of the Funds is reflected in the "Expense Reductions" in the Statements of Operations. Ratios of expenses to average daily net assets shown in the Financial Highlights are calculated without the Earnings Credits beginning with periods ended September 30, 1995.

Report of Independent Auditor
September 30, 1998

THE SHAREHOLDERS AND BOARD OF DIRECTORS
TEH GRIFFIN FUNDS,INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Griffin Money Market Fund, Griffin Tax-Free Money Market Fund, Griffin Short-Term Bond Fund, Griffin U.S. Government Income Fund, Griffin Bond Fund, Griffin Municipal Bond Fund, Griffin California Tax-Free Fund, Griffin Growth & Income Fund, and the Griffin Growth Fund, constituting The Griffin Funds, Inc. (the Funds) as of September 30, 1998 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from October 19, 1993 (commencement of operations) to September 30, 1994, except for the Griffin Short-Term Bond Fund and the Griffin Growth Fund which are for each of the years in the three-year period ended September 30, 1998 and the period from June 12, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds constituting The Griffin Funds, Inc. as of September 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

KPMG PEAT MAWICK LLP
LOS ANGELES, CALIFORNIA
NOVEMBER 5, 1998

Special Message to Shareholders
September 30, 1998


Distributions (Unaudited)
-------------------------

The following information for federal income tax purposes is presented below as an aid to shareholders in reporting the distributions shown below. By early February 1999, each shareholder will receive a breakdown of income earned by investment category on a calendar-year basis, as well as a summary of the states from which the income was earned. Shareholders should consult a tax adviser on how to report these distributions on stateand local levels.

The amount of long-term capital gain paid was as follows:

   Growth & Income Fund                 $14,186,488

Of the distributions made by the below-listed Funds from net investment income, the following percentages represent income derived from municipal securities and, therefore, qualify as exempt interest dividends.

   Tax-Free Money Market Fund                 100%
   Municipal Bond Fund                        100%
   California Tax-Free Fund                   100%

A portion of this income may be subject to the alternative minimum tax.


Of the distributions made by the following fund the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

   Growth & Income Fund
      Dividends paid before September 5, 1998:      100%
      Dividends paid on or after September 5, 1998: 100%

Board of Directors
September 30, 1998



Herschel Cardin
Vincent F. Coviello
William A. Hawkins, Chairman
Carrol R. McGinnis
Morton O. Schapiro

Officers

William A.Hawkins, President
Richie D. Rowsey, Senior Vice President
Julia D. Whitcup, Senior Vice President & Treasurer
Herbert L. Botts, Assistant Secretary

Transfer Agent and Custodian

Investors Fiduciary Trust Company (IFTC)
127 West 10th Street
Kansas City, MO 64105-1716

Investment Adviser

Griffin Financial Investment Advisers
5000 Rivergrade Road
Irwindale, CA 91716

Sub-Advisers

Payden & Rygel Investment Counsel
333 South Grand Avenue
Los Angeles, CA  90071

The Boston Company Asset Management, Inc.
One Boston Place
Boston, MA 02108

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD  2120

Legal Counsel

Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Washington, D.C.  20006


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Griffin Funds, Inc. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. The prospectus contains more detailed information about The Griffin Funds, Inc. Read the prospectus carefully before you invest or send money.